UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )
☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
FuelCell Energy, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

NOTICE OF 2020 ANNUAL MEETING & PROXY STATEMENT
APRIL 9, 2020

DEAR FELLOW FUELCELL ENERGY STOCKHOLDER
JAMES H. ENGLAND
CHAIRMAN OF THE BOARD
February 24, 2020
On behalf of the Board of Directors of FuelCell Energy, Inc., our senior management team and all of our employees, we are pleased to invite you to the annual meeting of stockholders (the “Annual Meeting”) to be held on Thursday, April 9, 2020 at 10:00 a.m. Eastern Daylight Time. The Annual Meeting will be a completely “virtual meeting” of stockholders, conducted via live audio webcast on the Internet.
This past year was one of transformation for FuelCell Energy. We restructured our management team and our operations in ways that are intended to support our growth and achieve our profitability and sustainability goals. We raised capital under our at-the-market sales plan, repaid a substantial portion of our short-term debt, retired our Series C and Series D Convertible Preferred Stock obligations, and refocused on our core competencies in an effort to drive top-line revenue. We believe we have emerged from a difficult fiscal 2019 as a stronger company, better positioned to execute on our business plan. Our recent achievements, accomplished during one of the most challenging times in the Company’s history, include: (a) closing on a new $200 million credit facility with Orion Energy Partners Investment Agent, LLC and certain of its affiliated lenders, (b) executing a new Joint Development Agreement with ExxonMobil Research and Engineering Company, (c) restructuring our business to realize annualized operating savings of approximately $15 million, (d) making progress in constructing certain projects in our backlog, (e) relaunching our sub-megawatt product in Europe, (f) executing a strategic relationship with E.On Business Solutions to market and distribute our products, (g) extending the maturity of the Class A Cumulative Redeemable Exchangeable Preferred Shares issued by FCE FuelCell Energy Ltd. by one year, and (h) concluding our engagement with Huron Consulting Services, LLC after successful restructuring and payoff of our prior senior secured credit facility.
While we have made substantial progress, there is still work to be done. We will use our focus coming out of our restructuring to advance our core goals of executing on our backlog, growing our generation portfolio, competing for and winning new business around the world, and developing and commercializing our Advanced Technologies platform of products.
We sincerely appreciate the support of our stockholders and we look forward to delivering on our shared vision of success. In order to continue the progress we have made toward our long-term goals, we need your vote.
As always, we will continue to evaluate ways in which we can improve our business and our governance and demonstrate our commitment to our stockholders. Our Board and management team remain committed to our core values. Thank you for your investment in FuelCell Energy, Inc.
Sincerely,

DEAR FELLOW FUELCELL ENERGY STOCKHOLDER
JASON FEW
PRESIDENT & CHIEF EXECUTIVE OFFICER
February 24, 2020
We are pleased to invite you to FuelCell Energy, Inc.’s Annual Meeting of Stockholders to be held on Thursday, April 9, 2020 at 10:00 a.m. Eastern Daylight Time. We are pleased to announce that this year’s Annual Meeting will be a completely “virtual meeting”, conducted via live audio webcast on the Internet. This booklet includes the Notice of Annual Meeting and the Proxy Statement.
The Proxy Statement fully describes the business we will conduct at the Annual Meeting and provides information about the Company that you should consider when voting your shares.
Your vote is very important and we request that you vote your shares as promptly as possible. We encourage you to vote your shares by proxy even if you do not plan to attend the Annual Meeting. The Board of Directors recommends the approval of the proposals being presented at the Annual Meeting as being in the best interest of the Company and its stockholders.
Sincerely,
“YOUR VOTE IS VERY IMPORTANT. WE ENCOURAGE YOU TO
VOTE YOUR SHARES BY PROXY EVEN IF YOU DO NOT
PLAN TO ATTEND THE MEETING.”

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS
MEETING INFORMATION
THURSDAY, APRIL 9, 2020
10:00 a.m. Eastern Daylight Time
The Annual Meeting will be a completely “virtual meeting”, conducted via live audio webcast on the Internet. You will be able to attend the Annual Meeting as well as vote and submit your questions during the live audio webcast of the meeting by visiting www.virtualshareholdermeeting.com/FCEL2020 and entering the 16-digit control number included in our notice of internet availability of the proxy materials, on your proxy card or in the instructions that accompanied your proxy materials.
ITEMS OF BUSINESS
1.
To elect five directors to serve until the 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.
To ratify the selection of KPMG LLP as FuelCell Energy, Inc.’s independent registered public accounting firm for the fiscal year ending October 31, 2020;

3.
To approve, on a non-binding advisory basis, the compensation of FuelCell Energy, Inc.’s named executive officers as set forth in the “Executive Compensation” section of the accompanying Proxy Statement;

4.
To approve the amendment of the FuelCell Energy, Inc. Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock of FuelCell Energy, Inc. from 225,000,000 shares to 337,500,000 shares (the “Increase Authorized Shares Proposal”);

5.
To approve the amendment and restatement of the FuelCell Energy, Inc. 2018 Omnibus Incentive Plan; and

6.
To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

RECORD DATE
Holders of record of our common stock on February 14, 2020, the record date, are entitled to notice of, and to vote at, the Annual Meeting.
MATERIALS TO REVIEW
This booklet contains our Notice of Annual Meeting and our Proxy Statement, which fully describes the business we will conduct at the Annual Meeting.
PROXY VOTING
It is important that your shares are represented and voted at the Annual Meeting. Please vote your shares according to the instructions under “How to Vote” in the Proxy Summary.
ADMISSION TO THE 2020 ANNUAL MEETING
To attend the 2020 Annual Meeting, please follow the “Meeting Attendance” instructions in the Proxy Summary.
By Order of the Board of Directors,
JENNIFER D. ARASIMOWICZ
Executive Vice President, General Counsel,
Chief Administrative Officer
and Corporate Secretary
February 24, 2020

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS
REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS:
INTERNET	BY TELEPHONE	BY MAIL	VIA WEBCAST
Visit the website on your proxy card Or scan the following QR Code	Call the telephone number on your proxy card	Sign, date and return your proxy card in the enclosed envelope	Attend the virtual Annual Meeting See page 5 for instructions on how to attend

Please refer to the proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on April 9, 2020: The Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders for the fiscal year ended October 31, 2019 are available at www.fuelcellenergy.com.
If you need assistance in completing your proxy card or have questions regarding the Annual Meeting, please contact MacKenzie Partners, Inc., the proxy solicitation agent for FuelCell Energy, Inc., by telephone at (800) 322-2885 (toll free) or (212) 929-5500 (collect), or by email at proxy@mackenziepartners.com.

FUELCELL ENERGY, INC.   3

4   FUELCELL ENERGY, INC.

PROXY SUMMARY
This summary highlights selected information contained throughout this Proxy Statement. Please read the entire Proxy Statement before casting your vote. For information regarding FuelCell Energy’s fiscal year 2019 performance, please review our Annual Report to Stockholders for the fiscal year ended October 31, 2019. We are making this Proxy Statement available on February 24, 2020.
ELIGIBILITY TO VOTE
Holders of record of our common stock at the close of business on February 14, 2020, the record date, are entitled to vote at the 2020 Annual Meeting of Stockholders.
HOW TO VOTE
You may vote using any one of the following methods. In all cases, you should have your 16-Digit Control Number from your proxy card or Notice of Annual Meeting available and follow the instructions. Voting will be accepted until 11:59 p.m. (EDT) on April 8, 2020:
Online at www.proxyvote.com	By telephone at 1-800-690-6903
Online using your mobile device by scanning the QR Code	By mail by voting, signing and timely mailing your Proxy Card
MEETING INFORMATION
Time and Date:	Thursday, April 9, 2020 at 10:00 a.m. (EDT)
Virtual Meeting Address:	www.virtualshareholdermeeting.com/FCEL2020
MEETING ATTENDANCE
This year’s Annual Meeting will be held entirely online to allow greater participation. Stockholders may participate in the Annual Meeting by visiting the following website www.virtualshareholdermeeting.com/FCEL2020. To participate in the Annual Meeting, you will need the 16-digit control number included on your notice, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record may also be voted electronically during the Annual Meeting. However, even if you plan to attend the virtual Annual Meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.
You are entitled to attend the virtual Annual Meeting only if you were a stockholder of record as of the record date for the Annual Meeting, which was February 14, 2020, or you hold a valid proxy for the Annual Meeting. You may attend the Annual Meeting, vote and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/FCEL2020 and using your 16-digit control number to enter the Annual Meeting. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you may be required to provide proof of beneficial ownership, such as your most recent account statement as of the record date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership. If you do not comply with the procedures outlined above, you will not be admitted to the virtual Annual Meeting.
FUELCELL ENERGY, INC.   5

PROXY SUMMARY
COMPANY PROFILE
FuelCell Energy was founded more than 50 years ago in 1969. We began selling stationary fuel cell power plants commercially in 2003. With more than 9.5 million megawatt hours of clean electricity produced, FuelCell Energy is now a global leader in delivering environmentally-responsible distributed baseload power solutions through our proprietary fuel cell technology. Today, we develop turn-key distributed power generation solutions and operate and provide comprehensive service for the life of the power plant. We are working to expand the proprietary technologies that we have developed over the past five decades into new products, markets and geographies. Our mission and purpose is to utilize our proprietary, state-of-the-art fuel cell power plants to reduce the global environmental footprint of baseload power generation by providing environmentally responsible solutions for reliable electrical power, hot water, steam, chilling, hydrogen, microgrid applications, energy storage and carbon capture and, in so doing, drive demand for our products and services, thus realizing positive stockholder returns. Visit us online at www.fuelcellenergy.com and follow us on Twitter @FuelCell_Energy.
STOCKHOLDER VOTING MATTERS
	Board & Management Recommendation	Page Reference (for more detail)
1. To elect five directors to serve until the 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualified	FOR each Director Nominee	8
2. To ratify the selection of KPMG LLP as FuelCell Energy, Inc.’s independent registered public accounting firm for the fiscal year ending October 31, 2020	FOR	49
3. To approve, on a non-binding advisory basis, the compensation of FuelCell Energy, Inc.’s named executive officers as set forth in the “Executive Compensation” section of the accompanying Proxy Statement	FOR	50
4. To approve the amendment of the FuelCell Energy, Inc. Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock of FuelCell Energy, Inc. from 225,000,000 shares to 337,500,000 shares (the “Increase Authorized Shares Proposal”)	FOR	51
5. To approve the amendment and restatement of the FuelCell Energy, Inc. 2018 Omnibus Incentive Plan	FOR	53
DIRECTOR NOMINEES
Name	Age	Director Since	Primary Occupation
James H. England*†	73	2008	Chief Executive Officer of Stahlman-England Irrigation, Inc.
Jason Few	53	2018	President, Chief Executive Officer and Chief Commercial Officer of FuelCell Energy, Inc.
Chris Groobey*	54	2019	Former Partner, Wilson Sonsini Goodrich & Rosati
Matthew F. Hilzinger*	57	2015	Former Executive Vice President and Chief Financial Officer of USG Corporation
Natica von Althann*	69	2015	Former Financial Executive at Bank of America and Citigroup
*
Independent Director

†
Chairman of the Board of Directors

6   FUELCELL ENERGY, INC.

Proxy Statement
FuelCell Energy, Inc. (referred to in this Proxy Statement as “we,” “FuelCell”, “FuelCell Energy” or the “Company”) is sending you this Proxy Statement in connection with the solicitation by FuelCell’s Board of Directors (the “Board”) of proxies to be voted at FuelCell’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment thereof. This year’s Annual Meeting will be a completely “virtual meeting” of stockholders to be held on Thursday, April 9, 2020 at 10:00 a.m. Eastern Daylight Time. You will be able to attend the Annual Meeting as well as vote and submit your questions during the live audio webcast of the meeting by visiting www.virtualshareholdermeeting.com/FCEL2020 and entering the 16-digit control number included in our notice of internet availability of the proxy materials, on your proxy card or in the instructions that accompanied your proxy materials. The Company is a Delaware corporation. The address of our principal executive office is 3 Great Pasture Road, Danbury, CT 06810.
The Board has set the close of business on February 14, 2020 as the record date for the determination of holders of the Company’s common stock, par value $0.0001 per share, who are entitled to notice of, and to vote at, the Annual Meeting.
As of February 14, 2020, there were 210,968,053 shares of common stock outstanding and entitled to vote at the Annual Meeting. Holders of common stock outstanding at the close of business on the record date will be entitled to one vote for each share held on the record date.
We are providing access to our proxy materials online under the U.S. Securities and Exchange Commission’s “notice and access” rules. As a result, we are mailing to many of our stockholders a notice instead of a paper copy of this Proxy Statement and our Annual Report. The notice contains instructions on how to access documents online. The notice also contains instructions on how stockholders can receive a paper copy of our materials, including this Proxy Statement, our Annual Report, and a form of proxy card or voting instruction card. Those who do not receive a notice, including stockholders who have previously requested to receive paper copies of proxy materials, will receive a paper copy by mail unless they have previously requested delivery of materials electronically.
This Notice of Annual Meeting, Proxy Statement and proxy card are being distributed and made available to our stockholders on February 24, 2020.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on April 9, 2020: The Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders for the fiscal year ended October 31, 2019 are available at www.fuelcellenergy.com.
FUELCELL ENERGY, INC. | PROXY STATEMENT   7

PROXY STATEMENT
PROPOSAL 1
 ELECTION OF DIRECTORS

FuelCell’s Directors (“Directors”) are elected annually to serve one-year terms. The Board has nominated each of the five Director nominees named below to serve until the 2021 Annual Meeting of Stockholders and until his or her successor is elected and qualified or until his or her earlier resignation or removal. All of the Director nominees are currently Directors of the Company, and all of the Director nominees except Mr. Groobey were elected by the stockholders at the 2019 Annual Meeting of Stockholders of the Company (the “2019 Annual Meeting”). Mr. Groobey was appointed by the Board after the 2019 Annual Meeting and after the end of the Company’s 2019 fiscal year. It is the intention of the persons named as proxies to vote, if authorized, for the election of the five Director nominees named below as Directors. Each nominee has indicated his or her willingness to serve, if elected.
DIRECTOR QUALIFICATIONS AND BIOGRAPHIES

The Nominating and Corporate Governance Committee regularly assesses the performance and attributes of each Director to ensure that the Board as a governing body encompasses a broad range of perspectives, experience, diversity, integrity and commitment, in order to effectively conduct the Company’s global business while representing the long-term interests of its stockholders.
Pursuant to the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated the following five candidates for election as Directors and has concluded that each of these incumbent Directors should be nominated for election based on their extensive senior leadership backgrounds, competencies and other qualifications identified below:
Director Nominee Key Characteristics and Experience include:
■ Technology Commercialization ■ Corporate & International Finance ■ Financial Management ■ Global Power Project Development	■ Energy & Utility Sectors ■ Project Finance ■ Leadership ■ Manufacturing	■ Legal ■ Risk Management ■ Strategic Planning
Four of the five Director nominees are considered “Independent Directors” as such term is defined in Nasdaq Rule 5605(a)(2).
Further information about the Company’s corporate governance practices, the responsibilities and functions of the Board and its committees, Director compensation and related party transactions can be found in this Proxy Statement.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO ELECT EACH OF THE FIVE NOMINEES LISTED BELOW AS DIRECTORS OF THE COMPANY TO SERVE UNTIL THE 2021 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

DIRECTOR NOMINEES

JAMES H. ENGLAND
Age 73 Director since: 2008 INDEPENDENT Chairman of the Board of Directors since 2018

BIOGRAPHY:
Mr. England is a Corporate Director and has been the CEO of Stahlman-England Irrigation, Inc. since 2000. Prior to that, Mr. England spent 4 years as Chairman, President and CEO of Sweet Ripe Drinks, Ltd., a fruit beverage company. Prior to that, he spent 18 years at John Labatt Ltd. and served as that company’s CFO from 1990-1993, during which time John Labatt Ltd. was a public company with a market capitalization of over $5 billion. Mr. England started his career with Arthur Andersen & Co. in Toronto after serving in the Canadian infantry. Mr. England is a director of Enbridge Inc., and is a past member of the board of directors of John Labatt, Ltd., Canada Malting Co., Ltd., and the St. Clair Paint and Wallpaper Corporation.

SKILLS AND QUALIFICATIONS INCLUDE:
■
Board and Executive Level Leadership

■
Broad International Exposure

■
High Level of Financial Expertise

■
Extensive Energy Industry Experience

■
Extensive Knowledge of the Company

PRINCIPAL OCCUPATION: ■ Chief Executive Officer of Stahlman-England Irrigation Inc.
8   FUELCELL ENERGY, INC. | PROXY STATEMENT

PROXY STATEMENT

JASON FEW
Age 53 Director since: 2018

BIOGRAPHY:
Mr. Few was appointed President and Chief Executive Officer in August 2019 and Chief Commercial Officer in September 2019. Prior to joining FuelCell Energy, Mr. Few served as the President of Sustayn Analytics LLC, a cloud-based software waste and recycling optimization company, since 2018, and as the Founder and Senior Managing Partner of BJF Partners, LLC, a privately held strategic consulting firm, since 2016. Mr. Few has over 30 years of experience increasing enterprise value for Global Fortune 500 and privately held technology, telecommunication, and energy firms. Mr. Few has overseen transformational opportunities across the technology and industrial energy sectors, including with Continuum Energy, an energy products and services company, where Mr. Few served as President and Chief Executive Officer from 2013 to 2016, NRG Energy, Inc., an integrated energy company, where he served in various roles including Executive Vice President and Chief Customer Officer from 2009 to 2012 and Reliant Energy, a retail electricity provider, where he was Senior Vice President, Smart Energy from 2008 to 2009 and President from 2009-2012. Mr. Few also has served as a Senior Advisor to Verve Industrial Protection, an industrial cybersecurity software company, since 2016. Mr. Few was elected to the board of Marathon Oil (NYSE: MRO) effective April 1, 2019, and is a member of Marathon Oil’s Audit and Finance and Corporate Governance and Nominating Committees. Mr. Few is active in his community serving on the boards of Memorial Hermann Hospital, the American Heart Association, and the St. John’s School Investment Committee. He earned a bachelor’s degree in computer systems in business from Ohio University. He received an MBA from Northwestern University’s J.L. Kellogg Graduate School of Management.

SKILLS AND QUALIFICATIONS INCLUDE:
■
Board and Executive Level Leadership

■
Broad Understanding of Advanced Technologies

■
Extensive Energy Industry Experience

■
Experience with Global Publicly Traded Companies

■
Risk Management / Oversight

■
Broad International Exposure

■
Manufacturing

PRINCIPAL OCCUPATION: ■ President, Chief Executive Officer and Chief Commercial Officer
CHRIS GROOBEY
Age 54 Director since: 2019 INDEPENDENT

BIOGRAPHY:
Mr. Groobey joined the Board of the Company following a twenty-year career as a leading lawyer in the renewable energy industry. He was most recently a partner from 2009-2015 at the technology-focused law firm Wilson Sonsini Goodrich & Rosati and previously was a partner with the international law firm Baker & McKenzie from 2004-2009. He also practiced with the law firms Chadbourne & Parke from 1995-1999 and from 2001-2004 and Perkins Coie from 1991-1995. During Mr. Groobey’s legal career, he represented established and emerging renewable energy and energy technology companies, and the institutions that finance them, in transactions around the globe. He led numerous first-of-a-kind and deal-of-the-year transactions and was regularly selected as a leading lawyer in national and global publications. Mr. Groobey brings to the board extensive experience in corporate law and finance, project development and finance, and the development and commercialization of new energy technologies. He earned his Juris Doctor from the University of Chicago Law School and a Bachelor of Arts from Hampshire College.

SKILLS AND QUALIFICATIONS INCLUDE:
■
Executive Leadership

■
Financial Expertise

■
Energy Project Finance and Structuring Experience

■
Extensive Energy Industry Experience

■
Experience with Global Transactions

■
High Level of Legal Experience

PRINCIPAL OCCUPATION: ■ Former Partner at Wilson Sonsini, Goodrich & Rosati
FUELCELL ENERGY, INC. | PROXY STATEMENT   9

PROXY STATEMENT
MATTHEW F. HILZINGER
Age 57 Director since: 2015 INDEPENDENT

BIOGRAPHY:
Mr. Hilzinger was the Executive Vice President and Chief Financial Officer of USG Corporation, an international building products company, from 2012-2019. In that position, he oversaw all financial activities as well as strategic planning. From March 2002 to 2012, Mr. Hilzinger was with Exelon Corporation, where he served as Chief Financial Officer from 2008 to 2012 responsible for finance and risk management, and as Corporate Controller from 2002 to 2008. Prior to joining Exelon, Mr. Hilzinger was Chief Financial Officer at Credit Acceptance Corporation in 2001. From 1997 to 2001, Mr. Hilzinger was at Kmart Corporation, where he last served as Vice President, Corporate Controller. From 1990 to 1997, Mr. Hilzinger was at Handleman Company, where he last served as Vice President, International Operations. Mr. Hilzinger started his career at Arthur Andersen & Co. from 1985 to 1990. Mr. Hilzinger is a graduate of the University of Michigan, with a BBA in accounting.

SKILLS AND QUALIFICATIONS INCLUDE:
■
Executive Leadership

■
High Level of Financial Expertise

■
Extensive Energy Industry Experience

■
Experience with Global Publicly Traded Companies

■
Risk Management / Oversight

PRINCIPAL OCCUPATION: ■ Former Executive Vice President and Chief Financial Officer of USG Corporation
NATICA VON ALTHANN
Age 69 Director since: 2015 INDEPENDENT

BIOGRAPHY:
Ms. von Althann has served as a Director of PPL Corporation, one of the largest investor-owned utilities in the U.S. with approximately 18,000 megawatts of power generation, since December 1, 2009 and as a Director of TD Bank US Holding Company and its two bank subsidiaries, TD Bank, N.A. and TD Bank USA, N.A. since 2009. She was a founding partner of C&A Advisors, a consulting firm for financial services and risk management from 2009 to 2013, following her retirement in 2008 as the Senior Credit Risk Management Executive for Bank of America and Chief Credit Officer of U.S. Trust, an investment management company owned by Bank of America. Previously, she spent 26 years with Citigroup in various leadership roles, including Division Executive — Latin America for the Citigroup Private Bank, Managing Director and Global Retail Industry Head, and Managing Director and co-head of the U.S. Telecommunications — Technology group for Citicorp Securities.

SKILLS AND QUALIFICATIONS INCLUDE:
■
Board and Executive Level Leadership Experience

■
High Level of Banking and Financial Expertise

■
Broad International Exposure

■
Risk Management / Oversight

■
Exposure to Energy and Utility Sectors

■
Strong Focus on Strategy Development and Implementation

PRINCIPAL OCCUPATION: ■ Former Financial Executive at Bank of America and Citigroup
10   FUELCELL ENERGY, INC. | PROXY STATEMENT

PROXY STATEMENT

A summary of the attributes of each of our Director nominees follows.
FUELCELL ENERGY, INC. | PROXY STATEMENT   11

Corporate Governance
THE ROLE OF THE BOARD
The business affairs of the Company are managed by and under the direction of the Board. The Board and committees of the Board regularly engage with senior management to ensure management accountability, review management succession planning, review and approve the Company’s strategy and mission, execute the Company’s financial and strategic goals, oversee risk management and review and approve executive compensation.
BOARD LEADERSHIP STRUCTURE
The Board regularly evaluates its leadership structure in order to ensure that the Company effectively represents the interests of its stockholders. Our amended and restated by-laws provide the Board flexibility in determining its leadership structure. Currently, the Board maintains separate roles for the CEO and the Chairman of the Board. The Company’s President and CEO (Mr. Jason Few) is responsible for the general supervision of the affairs of the Company and is accountable for achieving the Company’s strategic goals. Mr. Few’s responsibilities include:
-
Providing strong ethical leadership;

-
Executing on the Company’s corporate strategy, and reinforcing the Company’s mission, culture and core values;

-
Ensuring complete and accurate disclosure of financial, operational and management matters to the Board;

-
Ensuring compliance and integrity of all financial and regulatory filings and other Company communications; and

-
Communicating with the Board so that it is fully informed with respect to Company, industry and corporate governance matters.

The Board’s independent Chairman (Mr. James H. England) serves as the principal representative of the Board and as such, presides at all Board meetings. The Board believes that this leadership structure, which separates the Chairman and Chief Executive Officer roles, is optimal at this time because it allows Mr. Few to focus on operating and managing our company, while Mr. England focuses on the leadership of the Board and other strategic business activities. We believe that our governance practices ensure that skilled and experienced independent directors provide independent leadership. Our Board also periodically evaluates our leadership structure to determine if it remains in our best interests based on circumstances existing at the time. In evaluating our leadership structure, our Board seeks to implement a leadership structure that will allow the Board to effectively carry out its responsibilities and best represent our stockholders’ interests, and considers various factors, including our specific business needs, our operating and financial performance, industry conditions, the economic and regulatory environment, Board and committee annual self-evaluations, advantages and disadvantages of alternative leadership structures and our corporate governance practices.
BOARD REFRESHMENT AND COMPOSITION
The Board understands the importance of adding diverse, experienced talent to the Board in order to establish an array of experience and strategic views. The Nominating and Corporate Governance Committee adheres to vigorous board refreshment efforts by thoroughly evaluating the backgrounds of potential Board candidates in addition to regularly assessing the contributions and qualifications of current Directors, to ensure that the composition of the Board and each of its committees encompasses a wide range of perspectives and knowledge. The Nominating and Corporate Governance Committee routinely looks for candidates with skill sets that are relevant to the Company and align with our business strategy and goals.
Since 2015, we have added four new, currently serving, Directors to the Board, bringing an expansive mix of expertise, diversity and insight to the Board and its committees. We believe that this is a healthy level of turnover to ensure fresh views and new perspective balanced with the continuity and stability of our experienced Directors. We believe we have a healthy mix of longer-serving Directors and those that are newer to our Board. Our five Director nominees will have an average of 4.6 years of service on our Board as of the date of the Annual Meeting.
One-fifth of our Director nominees are women and forty percent of our Director nominees are ethnically diverse.
As part of the Company’s commitment to good corporate governance practices and principles and in furtherance of Board refreshment initiatives, in 2018, the Board adopted a mandatory director retirement age of 75 and set a director term limit of 12 years, subject to certain exceptions to allow for terms of up to no more than 15 years as necessary to ensure an orderly transition of Board members and leadership positions.
DIRECTOR ORIENTATION
As part of our Director orientation process, each new Director is provided with orientation materials and a tour of the Company’s manufacturing facility.
12   FUELCELL ENERGY, INC. | PROXY STATEMENT

Corporate Governance

MAJORITY VOTING STANDARD IN DIRECTOR ELECTIONS
In 2016, the Board approved an amendment to the Company’s by-laws to, among other changes, adopt a majority voting standard in uncontested Director elections, providing that each Director shall be elected by a majority of votes cast. Under our amended and restated by-laws, a majority of the votes cast standard requires that the number of shares voted “for” a Director must exceed the number of votes cast “against” that Director’s election. “Abstentions” and “broker non-votes” are not counted as votes cast with respect to a Director’s election.
In addition, following certification of the stockholder vote in an uncontested election, if any incumbent Director receives a greater number of votes “against” his or her election than votes “for” his or her election, the Director shall promptly tender his or her resignation to the Chairman of the Board. The Nominating and Corporate Governance Committee shall promptly consider such resignation and recommend to the Board whether to accept the tendered resignation or reject it. In deciding upon its recommendation, the Nominating and Corporate Governance Committee shall consider all relevant factors including, without limitation, the length of service and qualifications of the Director and the Director’s contributions to the Company and the Board.
CONTINUING EDUCATION AND SELF-EVALUATION
The Board believes that continuing education by the Board and management is critical to supporting the Company’s commitment to enhancing its corporate governance practices. The Board and management are therefore regularly updated on corporate governance matters, including industry and regulatory developments, strategies, operations and external trends and other topics of importance. In addition, in 2018, the Board adopted a policy requiring mandatory participation in an accredited director education program. New directors are required to complete a minimum of four hours of accredited director education within the first 180 days of election to the Board and all directors are required to complete four hours of accredited director education per fiscal year. All of our Directors and all of our currently serving named executive officers (i.e., those executive officers named in the Fiscal 2019 Summary Compensation Table that continue to serve as executive officers of the Company) are members of the National Association of Corporate Directors.
As part of the Board’s commitment to improve its performance and effectiveness, self-assessments of the Board and each of its committees are conducted annually. Results of these self-assessments are reviewed by the Nominating and Corporate Governance Committee and the full Board. In 2016, the Board added individual Director self-assessments to the self-assessment process in an effort to assess individual Director effectiveness and his or her contribution to the Board. Results of these individual Director self-assessments are also reviewed by the Nominating and Corporate Governance Committee and the full Board.
CORPORATE GOVERNANCE PRINCIPLES
The Board has adopted Corporate Governance Principles (the “Principles”) which provide the structure for the governance and best practices of the Company, in accordance with applicable statutory and regulatory requirements. The Company is committed to the highest standards of business conduct and integrity in its relationships with employees, customers, suppliers and stockholders. The Principles are reviewed annually by the Nominating and Corporate Governance Committee and updated as needed. The Corporate Governance Principles can be found in the Corporate Governance sub-section of the section entitled “Investors” on our website at www.fuelcellenergy.com.
CODE OF ETHICS
The Company is committed to high standards of ethical, moral and legal business conduct and to the timely identification and resolution of all such issues that may adversely affect the Company or its clients, employees or stockholders.
The Board has adopted a Code of Ethics (the “Code of Ethics”), which applies to the Board, our currently serving named executive officers (including our principal executive officer and our principal financial and accounting officer), and all of our other employees. The Code of Ethics provides a statement of certain fundamental principles and key policies and procedures that govern the conduct of the Company’s business. The Code of Ethics covers all major areas of professional conduct, including employment policies, conflicts of interest, intellectual property and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of our business. As required by the Sarbanes-Oxley Act of 2002, our Audit and Finance Committee has procedures to receive, retain, investigate and resolve complaints received regarding our accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Code of Ethics can be found in the Corporate Governance sub-section of the section entitled “Investors” on our website at www.fuelcellenergy.com.
FUELCELL ENERGY, INC. | PROXY STATEMENT   13

Corporate Governance
WHISTLEBLOWER POLICY
The Company’s Whistleblower Policy covers reporting of suspected misconduct, illegal activities or fraud, including questionable accounting, financial control and auditing matters, federal securities violations or other violations of federal and state laws or of the Company’s Code of Ethics.
We have established a written protocol with a third party vendor to ensure that all complaints received will be reported directly to the Company’s General Counsel, who investigates and reports as necessary directly to the Audit and Finance Committee of the Board.
The third party vendor offers anonymity to whistleblowers and assures those who identify themselves that their confidentiality will be maintained, to the extent possible, within the limits proscribed by law. No attempt will be made to identify a whistleblower who requests anonymity.
ANTI-HEDGING POLICY
Under the terms of the Company’s Insider Trading Policy, all Directors, officers (including, but not limited to, all currently serving named executive officers), and employees, are prohibited from engaging in any hedging transaction involving shares of the Company’s securities or the securities of the Company’s competitors, such as a put, call or short sale.
COMPENSATION RECOVERY POLICY
The Company has adopted an Executive Compensation Recovery Policy that allows the Board to seek recovery of any erroneously paid incentive compensation made to any current or former executive officer of the Company in the event of an accounting restatement that results in a recalculation of a financial metric applicable to an award if, in the opinion of the Board, such restatement is due to the misconduct by one or more of any current or former executive officers. The amount subject to recoupment will, at a minimum, be equal to the difference between what the executive received and what he or she would have received under the corrected financial metrics over the three-year period prior to the restatement. Under the policy, the Board will review all performance-based compensation awarded to or earned by the executive officer on the basis of performance during fiscal periods materially affected by the restatement. If, in the opinion of the Board, the Company’s financial results require restatement due to the misconduct by one or more of any current or former executive officers, the Board may seek recovery of all performance-based compensation awarded to or earned by the executive officer during fiscal periods materially affected by the restatement, to the extent permitted by applicable law.
The Executive Compensation Recovery Policy can be found in the Corporate Governance sub-section of the section entitled “Investors” on our website at www.fuelcellenergy.com.
STOCK OWNERSHIP GUIDELINES AND HOLDING REQUIREMENTS
In 2018, the Company increased its minimum stock ownership guidelines applicable to each of its non-employee independent Directors and its executive officers. The increase represented a 6-fold increase in the prior minimum stock ownership guidelines. However, subsequent to the adoption of the increased minimum stock ownership guidelines, on May 8, 2019, the Company effected a 1-for-12 reverse stock split of the shares of the Company’s common stock, and the minimum stock ownership guidelines were adjusted to reflect the implementation of that reverse stock split. The Company increased the minimum stock ownership guidelines again in February 2020. Our current stock ownership guidelines are shown in the table below:
Position	Ownership Guideline
President and Chief Executive Officer	The lesser of three times base salary or at least 300,000 shares
All Other Section 16 Executive Officers	The lesser of one times base salary or at least 60,000 shares
Non-Employee Independent Directors	The lesser of three times the annual cash retainer or at least 30,000 shares
14   FUELCELL ENERGY, INC. | PROXY STATEMENT

Corporate Governance

Executives subject to the guidelines must meet the ownership requirement within the later of: five years from the date they are appointed to a Section 16 Executive Officer position, or five years from the date of any change in the minimum stock ownership guidelines (in the case of the most recent change, February 2025). The non-employee independent Directors are expected to achieve target ownership levels within the later of: five years from the date of commencement of service as a Director, or five years from the date of any change in the minimum stock ownership guidelines (in the case of the most recent change, February 2025). For purposes of meeting the applicable ownership guidelines, the following shares and awards may be counted:
■
FuelCell Energy common stock owned (i) directly by the executive officer or Director or his or her spouse, (ii) jointly by the executive officer or Director and his or her spouse, and (iii) indirectly by a trust, partnership, limited liability company or other entity for the benefit of the executive officer or Director or his or her spouse;

■
100% of restricted stock and restricted stock unit awards (vested and unvested) issued under the Company’s equity incentive plans;

■
100% of common stock issued under the Company’s Employee Stock Purchase Plan;

■
100% of unexercised Stock Options (vested and unvested) issued under the Company’s equity incentive plans; and

■
100% of deferred stock units issued under the Company’s Directors Deferred Compensation Plan.

Executive officers and Directors must maintain at least 50% of the stock received from equity awards (on a shares issued basis) until the specified minimum ownership requirement level is achieved.
Once the stock ownership guideline has been achieved, executive officers will be required to maintain stock holding requirements for the duration of their employment with the Company and for Directors, until their cessation of service on the Board.
RISK OVERSIGHT
The Board has overall responsibility for the oversight of risk management at our Company. Day to day risk management is the responsibility of management, which has implemented processes to identify, assess, manage and monitor risks that face our Company. Our Board, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our Company, and the steps we take to monitor and control such exposures.
While our Board has general oversight responsibility for risk at our Company, the Board has delegated some of its risk oversight duties to the various Board committees. The Nominating and Corporate Governance Committee oversees risks related to corporate governance. The Audit and Finance Committee is responsible for generally reviewing and discussing the Company’s policies and guidelines with respect to risk assessment and enterprise risk management. The Audit and Finance Committee oversees the risk assessment and review of the financial internal controls environment and financial statement reporting compliance. The Audit and Finance Committee also considers financial risk management including risks relating to liquidity, access to capital and macroeconomic trends and risks. The Compensation Committee assists our Board in overseeing the management of risks arising from our compensation policies, and programs related to assessment, selection, succession planning, training and development of executives of the Company. Each of the Board committees reviews these risks and then discusses the process and results with the full Board.
COMMUNICATING WITH DIRECTORS
The Company has established a process by which stockholders or other interested parties can communicate with the Board or any of the Company’s individual Directors, by sending their communications to the following address:
FuelCell Energy, Inc. Board of Directors
c/o Corporate Secretary
3 Great Pasture Road
Danbury, CT 06810
Alternatively, communications can be submitted electronically via the Company website at www.fuelcellenergy.com.
Stockholder communications received by the Company’s Corporate Secretary will be delivered to one or more members of the Board or, in the case of communications sent to an individual Director, to such Director.
FUELCELL ENERGY, INC. | PROXY STATEMENT   15

Corporate Governance
BOARD OF DIRECTORS AND COMMITTEES
INDEPENDENT DIRECTORS AND MEETING ATTENDANCE

The Board currently consists of five directors — James H. England, Jason Few, Chris Groobey, Matthew F. Hilzinger, and Natica von Althann — each of whom will stand for election at the Annual Meeting.
The Board has determined that the following four of the five Director nominees are independent Directors, in accordance with the director independence standards of the Securities and Exchange Commission (“SEC”) and the Nasdaq Stock Market, including Nasdaq Rule 5605(a)(2): James H. England, Chris Groobey, Matthew F. Hilzinger, and Natica von Althann. The Board had previously determined that Jason Few, who served as a non-employee Director prior to his appointment as our President and CEO, was an independent Director prior to his appointment as our President and CEO in accordance with the director independence standards of the SEC and the Nasdaq Stock Market, including Nasdaq Rule 5606(a)(2). However, the Board determined that Mr. Few ceased to be independent upon his appointment as President and CEO of the Company on August 26, 2019.
There were four other individuals who served as Directors of the Company during fiscal 2019 — John A. Rolls, Christopher S. Sotos, Christina Lampe-Onnerud, and Arthur A. Bottone. Mr. Rolls elected to retire from the Board and therefore did not stand for re-election at the 2019 Annual Meeting, and Mr. Sotos elected not to stand for re-election at the 2019 Annual Meeting. Accordingly, their terms as Directors ended on the date of the 2019 Annual Meeting. Dr. Lampe-Onnerud resigned from the Board on March 19, 2019 and therefore did not stand for election at the 2019 Annual Meeting. Finally, Mr. Bottone resigned as a Director of the Company on June 5, 2019. The Board previously determined that, during their time as Directors in fiscal 2019, Mr. Rolls and Dr. Lampe-Onnerud were independent Directors in accordance with the director independence standards of the SEC and the Nasdaq Stock Market, including Nasdaq Rule 5605(a)(2). In addition, the Board previously determined that, during their time as Directors in fiscal 2019, Mr. Sotos and Mr. Bottone were not independent Directors under the independence standards of the SEC and the Nasdaq Stock Market.
The Board and its committees meet regularly to review and discuss the Company’s progress, strategy and business. The Board meets regularly with management and outside advisors. The independent Directors also hold regular executive sessions without Mr. Few or other members of management. Board members are also kept apprised of Company progress and issues that arise between Board meetings.
All Directors serving at the time of the Company’s 2019 Annual Meeting were in attendance at the meeting. Regular attendance at Board meetings and annual stockholder meetings by each Board member is expected. The Board held 56 meetings in fiscal 2019. Each incumbent Director serving during fiscal 2019 attended more than 75% of the total number of Board and, if a Director served on a committee, committee meetings held during fiscal 2019, with the exception of Mr. Few who was excused from those Compensation Committee meetings prior to his appointment as President and CEO during which his proposed compensation as President and CEO was discussed. Mr. Few attended all other Compensation Committee meetings while he was a non-employee director, other than those from which he was excused.
BOARD COMMITTEES

The Board has four standing committees: the Audit and Finance Committee, the Compensation Committee, the Executive Committee and the Nominating and Corporate Governance Committee. These committees assist the Board in performing its responsibilities and making informed decisions.
The table below identifies the current members of these four standing committees:
Director	Audit and Finance	Compensation	Executive	Nominating and Corporate Governance
James H. England (Chairman of the Board)
Jason Few
Chris Groobey
Matthew F. Hilzinger
Natica von Althann
16   FUELCELL ENERGY, INC. | PROXY STATEMENT

Corporate Governance

The Board believes it is more effective for the Board, as a whole, to monitor and oversee the Company’s government affairs strategy and initiatives, including federal and state legislative and regulatory proceedings, in addition to monitoring the Company’s ongoing relations with government agencies.
Audit and Finance Committee

■
Current Members: Matthew F. Hilzinger, James H. England, Chris Groobey and Natica von Althann

Current Chair: Matthew F. Hilzinger
Our Committee structure changed on August 26, 2019 with the appointment of Mr. Few as President and CEO and again on November 20, 2019 with the appointment of Mr. Groobey to the Board. The members of the Audit and Finance Committee in fiscal 2019 were James H. England, Matthew F. Hilzinger, Jason Few (until his appointment as President and CEO on August 26, 2019), and Natica von Althann. Mr. Hilzinger was Chair of the Audit and Finance Committee throughout fiscal 2019.
Each of the current and fiscal 2019 Audit and Finance Committee members satisfies, or satisfied during his or her service on the Committee, the definition of independent director and is, or was during his or her service on the Committee, financially literate under the applicable Nasdaq and SEC rules (including those specifically applicable to audit committee members). In accordance with Section 407 of the Sarbanes-Oxley Act of 2002, the Board has designated Mr. Hilzinger and Mr. England as the Audit and Finance Committee’s “Audit Committee Financial Experts.”

The Audit and Finance Committee represents and provides assistance to the Board with respect to matters involving the accounting, auditing, financial reporting, internal controls, and legal compliance functions of the Company and its subsidiaries, including assisting the Board in its oversight of the integrity of the Company’s financial statements, compliance with legal and regulatory requirements, the qualifications, independence, and performance of the Company’s independent auditors, the performance of the Company’s service firm used to assist management in its assessment of internal controls, and effectiveness of the Company’s financial risk management. The Audit and Finance Committee routinely holds executive sessions with the Company’s independent registered public accounting firm without the presence of management.
Responsibilities of the Audit and Finance Committee include:
■
Overseeing management’s conduct of the Company’s financial reporting process, including reviewing the financial reports and other financial information provided by the Company, and reviewing the Company’s systems of internal accounting and financial controls;

■
Overseeing the Company’s independent auditors’ qualifications and independence and the audit and non-audit services provided to the Company;

■
Overseeing the performance of the Company’s independent auditors as well as parties engaged to assist the Company with its assessment of internal controls;

■
Reviewing potential financing proposals and referring them to the Board as necessary; and

■
Overseeing the Company’s analysis and mitigation strategies for enterprise risk (reporting any findings to the Board as necessary).

The Audit and Finance Committee held 8 meetings during fiscal 2019. The complete Audit and Finance Committee charter can be found in the Corporate Governance sub-section of the section entitled “Investors” on our website at www.fuelcellenergy.com. The Audit and Finance Committee’s report appears on page 48 of this Proxy Statement.

Compensation Committee

■
Current Members: Matthew F. Hilzinger, Chris Groobey and Natica von Althann

Current Chair: Matthew F. Hilzinger
Our Committee structure changed on March 19, 2019 with the resignation of Christina Lampe-Onnerud from the Board, on April 4, 2019 with the retirement of John A. Rolls from the Board, on August 26, 2019 with the appointment of Jason Few as President and CEO, and again on November 20, 2019 with the appointment of Chris Groobey as a Director. The members of the Compensation Committee in fiscal 2019 were Matthew F. Hilzinger, John A. Rolls (until his retirement on April 4, 2019), Christina Lampe-Onnerud (until her resignation on March 19, 2019), Jason Few (until his appointment as President and CEO on August 26, 2019), James H. England (until his appointment as Chairman of the Board on November 8, 2018) and Natica von Althann. Mr. England served as Chair of the Compensation Committee until his election as Chairman of the Board on November 8, 2018, whereupon Mr. Hilzinger became Chair of the Compensation Committee and served as such throughout fiscal 2019.
Each of the current and fiscal 2019 Compensation Committee members is, and was during his or her service on the Committee, an independent Director under applicable Nasdaq and SEC rules (including the rules applicable to compensation committee members), and the Compensation Committee is governed by a Board-approved charter stating its responsibilities. Members of the Compensation Committee are appointed by the Board.

FUELCELL ENERGY, INC. | PROXY STATEMENT   17

Corporate Governance

The Compensation Committee is responsible for reviewing and approving the compensation plans, policies and programs of the Company to compensate the officers and Directors in a reasonable and cost-effective manner.
The Compensation Committee’s overall objectives are to ensure the attraction and retention of superior talent, to motivate the performance of the executive officers in the achievement of the Company’s business objectives and to align the interests of the officers and Directors with the long-term interests of the Company’s stockholders. To that end, it is the responsibility of the Compensation Committee to develop, approve and periodically review a general compensation policy and salary structure for executive officers of the Company, which considers business and financial objectives, industry and market pay practices and/or such other information as may be deemed appropriate.

Responsibilities of the Compensation Committee include:
■
Reviewing and recommending for approval by the independent Directors of the Board the compensation (salary, bonus and other incentive compensation) of the Chief Executive Officer of the Company;

■
Reviewing and approving the compensation (salary, bonus and other incentive compensation) of the other executive officers of the Company;

■
Reviewing and approving milestones and strategic initiatives relevant to the compensation of executive officers of the Company and evaluating performance in light of those goals and objectives;

■
Reviewing and approving all employment, retention and severance agreements for executive officers of the Company; and

■
Reviewing the management succession program for the Chief Executive Officer, the named executive officers and other selected executives of the Company.

The Compensation Committee acts on behalf of the Board in administering compensation plans approved by the Board in a manner consistent with the terms of such plans (including, as applicable, the granting of stock options, restricted stock, stock units and other awards, the review of performance goals established before the start of the relevant plan year, and the determination of performance compared to the goals at the end of the plan year). The Committee reviews and makes recommendations to the Board with respect to new compensation incentive plans and equity-based plans; reviews and recommends the compensation (annual retainer, committee fees and other compensation) of the Directors to the full Board for approval; and reviews and makes recommendations to the Board on changes in major benefit programs of the Company. Compensation Committee agendas are established in consultation with the Committee chair. The Compensation Committee meets in executive session at each Committee meeting.
The Compensation Committee held 15 meetings during fiscal 2019. The complete Compensation Committee charter can be found in the Corporate Governance sub-section of the section entitled “Investors” on our website at www.fuelcellenergy.com. The Compensation Committee’s report appears on page 22 of this Proxy Statement.

Executive Committee
■ Current Members: Jason Few, James H. England, Matthew F. Hilzinger, Chris Groobey and Natica von Althann Current Chair: Jason Few

During the intervals between Board meetings, the Executive Committee has and may exercise all the powers of the Board in the management of the business and affairs of the Company, in such manner as the Committee deems in the best interests of the Company, in all cases in which specific instructions have not been given by the Board. Mr. England, Mr. Hilzinger, Mr. Groobey and Ms. von Althann are independent directors under applicable Nasdaq rules. The current members of the Executive Committee were also members of the Executive Committee in fiscal 2019, with the exception of Mr. Groobey, who was not appointed to the Board until after the end of fiscal year 2019. Arthur A. Bottone and John A. Rolls were also members of the Executive Committee in fiscal 2019.

Nominating and Corporate Governance Committee

■
Current Members: Natica von Althann, Matthew F. Hilzinger, James H. England and Chris Groobey

Current Chair: Natica von Althann
Our Committee structure changed on March 19, 2019 with the resignation of Christina Lampe-Onnerud from the Board, on April 4, 2019 with the retirement of John A. Rolls from the Board, on August 26, 2019 with the appointment of Jason Few as President and CEO, and again on November 20, 2019 with the appointment of Chris Groobey as a Director. The members of the Nominating and Corporate Governance Committee in fiscal 2019 were Matthew F. Hilzinger, James H. England, John A. Rolls (until his retirement on April 4, 2019), Christina Lampe-Onnerud (until her resignation on March 19, 2019), Jason Few (until his appointment as President and CEO on August 26, 2019) and Natica von Althann. Ms. von Althann was Chair of the Compensation Committee throughout fiscal 2019.
Each of the current and fiscal 2019 members of the Nominating and Corporate Governance Committee is, or was during his or her service on the Committee, an independent director under applicable Nasdaq rules. Members of the Nominating and Corporate Governance Committee are appointed by the Board.

18   FUELCELL ENERGY, INC. | PROXY STATEMENT

Corporate Governance

Responsibilities of the Nominating and Corporate Governance Committee include:
■
Identifying individuals qualified to become members of the Board and recommending the persons to be nominated by the Board for election as Directors at the annual meeting of stockholders or elected as Directors to fill vacancies;

■
Reviewing the Company’s corporate governance principles, assessing and recommending to the Board any changes deemed appropriate;

■
Periodically reviewing, discussing and assessing the performance of the Board and the committees of the Board;

■
Reviewing the Board’s committee structure and making recommendations to the full Board concerning the number and responsibilities of Board committees and committee assignments; and

■
Periodically reviewing and reporting to the Board any questions of possible conflicts of interest or related party transactions involving Board members or members of senior management of the Company.

The Nominating and Corporate Governance Committee will consider nominees for the Board recommended by stockholders. Nominations by stockholders must be in writing, and must include the full name of the proposed nominee, a brief description of the proposed nominee’s business experience for at least the previous five years, and a representation that the nominating stockholder is a beneficial or record owner of the Company’s common stock.
Any such submission must also be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as Director if elected. All recommendations for nomination received by the Corporate Secretary that satisfy our amended and restated by-law requirements relating to such Director nominations will be presented to the Nominating and Corporate Governance Committee for its consideration. Stockholders must also satisfy the notification, timeliness, consent and information requirements set forth in our amended and restated by-laws. Nominations must be delivered to the Nominating and Corporate Governance Committee at the following address:
Nominating and Corporate Governance Committee
FuelCell Energy, Inc.
Office of the Corporate Secretary
3 Great Pasture Road
Danbury, CT 06810
The Nominating and Corporate Governance Committee weighs the characteristics, experience, independence and skills of potential candidates for election to the Board and recommends nominees for Director to the Board for election (without regard to whether a nominee has been recommended by stockholders). In considering candidates for the Board, the Nominating and Corporate Governance Committee also assesses the size, composition and combined expertise of the Board. As the application of these factors involves the exercise of judgment, the Nominating and Corporate Governance Committee does not have a standard set of fixed qualifications that is applicable to all Director candidates, although the Nominating and Corporate Governance Committee does at a minimum assess each candidate’s strength of character, mature judgment, industry knowledge or experience, ability to work collegially with the other members of the Board and ability to satisfy any applicable legal requirements or listing standards. The Nominating and Corporate Governance Committee is committed to actively seeking highly qualified individuals, and requires a diverse candidate pool, including individuals of diverse gender and ethnicity, from which Board nominees are selected. In identifying prospective Director candidates, the Nominating and Corporate Governance Committee may seek referrals from other members of the Board, management, stockholders and other sources. The Nominating and Corporate Governance Committee also may, but need not, retain a search firm in order to assist it in identifying candidates to serve as Directors of the Company. The Nominating and Corporate Governance Committee utilizes the same criteria for evaluating candidates regardless of the source of the referral. When considering Director candidates, the Nominating and Corporate Governance Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent Directors, provide a blend of skills and experience to further enhance the Board’s effectiveness.
In connection with its annual recommendation of a slate of Director nominees, the Nominating and Corporate Governance Committee may also assess the contributions of those Directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board.
The Nominating and Corporate Governance Committee held 4 meetings during fiscal 2019. The complete Nominating and Corporate Governance Committee charter, which includes the general criteria for nomination as a Director, can be found in the Corporate Governance subsection of the section entitled “Investors” on our website at www.fuelcellenergy.com.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Except for Mr. Few, whose service on the Committee ended on the date of his appointment as the Company’s President and CEO on August 26, 2019, no member of the Compensation Committee was an officer or employee of the Company during the fiscal year ended October 31, 2019. Mr. Few was excused from all meetings of the Compensation Committee at which his compensation as President and CEO was discussed. During the fiscal year ended October 31, 2019, none of our executive officers served as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who served as members of our Board of Directors or our Compensation Committee. During the fiscal year ended October 31, 2019, no member of the Compensation Committee had a relationship with the Company that required disclosure under Item 404 of Regulation S-K.
FUELCELL ENERGY, INC. | PROXY STATEMENT   19

Corporate Governance
NASDAQ LISTING RULES — COMPENSATION COMMITTEE MEMBERS

Upon assessing the independence of the Compensation Committee members in accordance with the Nasdaq Listing Rules, the Board has determined that each Compensation Committee member satisfies the following independence criteria, in addition to qualifying as an independent director under Nasdaq Rule 5605(a)(2):
■
No Compensation Committee member has received compensation from the Company for any consulting or advisory services nor has any Compensation Committee member received any other compensatory fees paid by the Company (other than Directors’ fees) during the time such member served on the Compensation Committee; and

■
No Compensation Committee member has an affiliate relationship with the Company, a subsidiary of the Company or an affiliate of a subsidiary of the Company.

NASDAQ LISTING RULES — COMPENSATION COMMITTEE ADVISOR

Upon assessing the independence of, and any potential conflicts of interest of, the Company’s Compensation Advisors, Compensia, Inc. and Meridian Compensation Partners, LLC (the “Advisors”), in accordance with the Nasdaq Listing Rules, the Compensation Committee has determined that the Advisors satisfy the following independence criteria:
■
Neither Advisor has provided, in the last completed fiscal year ended October 31, 2019 or any subsequent interim period, any services to the Company or its affiliated companies, other than the Advisor’s work as a compensation advisor to the Company’s Compensation Committee;

■
Less than 1% of each Advisor’s total revenue was derived from fees paid by the Company in the last completed fiscal year ended October 31, 2019 and any subsequent interim period for work on behalf of the Company’s Compensation Committee;

■
Each Advisor has implemented policies and procedures designed to prevent conflicts of interest;

■
Neither Advisor nor any of their respective employees or their spouses has any business or personal relationships with any members of the Company’s Compensation Committee or any of the Company’s executive officers;

■
Neither Advisor nor any of their respective employees or their immediate family members currently owns any Company securities (other than through a mutual fund or similar externally-managed investment vehicle); and

■
Neither Advisor is aware of any relationship not identified in the statements above that could create an actual or potential conflict of interest with the Company or its affiliated entities, any members of the Company’s Compensation Committee or any of the Company’s executive officers.

BIOGRAPHIES OF EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
MICHAEL S. BISHOP
Age 52
Mr. Bishop was appointed Executive Vice President in June 2019 and has served as the Company’s Chief Financial Officer and Treasurer since June 2011. Mr. Bishop previously served as Senior Vice President of the Company from June 2011 to June 2019. He has more than 20 years of experience in financial operations and management with public high growth technology companies with a focus on capital raising, project finance, debt/treasury management, investor relations, strategic planning, internal controls, and organizational development. Since joining the Company in 2003, Mr. Bishop has held a succession of financial leadership roles including Assistant Controller, Corporate Controller and Vice President and Controller. Prior to joining FuelCell Energy, Mr. Bishop held finance and accounting positions at TranSwitch Corporation, Cyberian Outpost, Inc. and United Technologies, Inc. He is a certified public accountant and began his professional career at McGladrey and Pullen, LLP (now RSM US LLP). Mr. Bishop also served four years in the United States Marine Corps.
Mr. Bishop received a Bachelor of Science in Accounting from Boston University and a MBA from the University of Connecticut.

Principal Occupation: ■ Executive Vice President, Chief Financial Officer and Treasurer
20   FUELCELL ENERGY, INC. | PROXY STATEMENT

Corporate Governance

JENNIFER D. ARASIMOWICZ
Age 48
Ms. Arasimowicz was appointed Chief Administrative Officer in September 2019 and has served as Executive Vice President since June 2019, and General Counsel and Corporate Secretary since April 2017. In her current position (and in her prior positions), Ms. Arasimowicz, a licensed attorney in Connecticut, New York and Massachusetts, is (and was) the chief legal officer, chief administrative officer, and chief compliance officer of the Company, having responsibility for oversight of all of the Company’s legal, administrative and government affairs, and providing leadership in all aspects of the Company’s business, including compliance, corporate governance and board activities. Ms. Arasimowicz joined the Company in 2012 as Associate Counsel and was promoted to Vice President in 2014 and Senior Vice President in 2017. Ms. Arasimowicz also previously served as Interim President from June 2019 to August 2019 and as Chief Commercial Officer from June 2019 to September 2019. Prior to joining the Company, Ms. Arasimowicz served as General Counsel of Total Energy Corporation, a New York based diversified energy products and services company providing a broad range of specialized services to utilities and industrial companies. Previously, Ms. Arasimowicz was a partner at Shipman & Goodwin, LLP in Hartford, Connecticut chairing the Utility Law Practice Group and began her legal career as an associate at Murtha Cullina, LLP.
Ms. Arasimowicz earned her Juris Doctor at Boston University School of Law and holds a bachelor’s degree in English from Boston University.

PRINCIPAL OCCUPATION: ■ Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary
MICHAEL J. LISOWSKI
Age 49
Mr. Lisowski was appointed Executive Vice President and Chief Operating Officer in June 2019. Mr. Lisowski has served as the Company’s Vice President of Global Operations since 2018, and, from 2001 to 2018, held various other positions within the Company, including Vice President of Supply Chain from 2010 to 2018. Mr. Lisowski is a senior global operations leader with 26 years of progressive operations experience in technology-driven businesses. In his position as the Company’s Chief Operating Officer (and in his prior position as the Company’s Vice President of Global Operations), Mr. Lisowksi is (and was) responsible for the Supply Chain, Manufacturing, Quality, Project Management, Environmental Health and Safety, and Plant Engineering functions of the Company. Additionally, Mr. Lisowski and his team are responsible for the development and qualification of strategic suppliers for critical direct materials, as well as procurement of capital equipment in support of operations.
Mr. Lisowski earned his Bachelor’s Degree in Communications and Business Administration at Western New England University and a Master’s Degree in Management, Global Supply Chain Integrations from Rensselaer Polytechnic Institute.

PRINCIPAL OCCUPATION: ■ Executive Vice President and Chief Operating Officer
ANTHONY J. LEO
Age 62
Mr. Leo was appointed Executive Vice President and Chief Technology Officer in June 2019 and, prior to that, served as Vice President of Applications and Advanced Technologies since 2014. From 1978 to 2014, Mr. Leo has held various other positions with the Company, including Vice President of Application Engineering and Advanced Technology Development, Vice President of Applications and OEM Engineering, and Vice President of Product Engineering. Mr. Leo has held key leadership roles in the Company’s research, development, and commercialization of stationary fuel cell power plants for more than 30 years. In his current position and in his position as the Company’s Vice President of Applications and Advanced Technologies, Mr. Leo is and has been responsible for Applications and Advanced Technology Development. In Mr. Leo’s other positions with the Company, he has been responsible for managing advanced research and development of rechargeable batteries and fuel cells, managing the first large-scale demonstration stationary fuel cell project, and establishing the Product Engineering Group.
Mr. Leo earned his Bachelor of Science Degree in Chemical Engineering from Rensselaer Polytechnic Institute and is currently serving on the U.S. Department of Energy Hydrogen and Fuel Cell Technical Advisory Committee.

PRINCIPAL OCCUPATION: ■ Executive Vice President and Chief Technology Officer
FUELCELL ENERGY, INC. | PROXY STATEMENT   21

EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT	22
COMPENSATION DISCUSSION AND ANALYSIS	22
FISCAL 2019 SUMMARY COMPENSATION TABLE	34
FISCAL 2019 GRANTS OF PLAN-BASED AWARDS	35
OUTSTANDING EQUITY AWARDS AT 2019 FISCAL YEAR-END TABLE	35
FISCAL 2019 OPTION EXERCISES AND STOCK VESTED TABLE	35
COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis as set forth in this Proxy Statement. Based upon this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be incorporated by reference in the Company’s Annual Report on Form 10-K for its fiscal year ended October 31, 2019 and included in the Company’s 2020 Proxy Statement filed in connection with the Company’s 2020 Annual Meeting of Stockholders.
Respectfully submitted by the Compensation Committee of the Board of Directors.
Matthew F. Hilzinger (Chair)
Chris Groobey
Natica von Althann
COMPENSATION DISCUSSION AND ANALYSIS
INTRODUCTION AND SUMMARY

This Compensation Discussion and Analysis describes the philosophy and objectives of the executive compensation program underlying the compensation which is reported in the executive compensation tables included in this Proxy Statement for the following current and former executive officers of the Company (the “NEOs” or “named executive officers”):
JASON FEW	President, Chief Executive Officer and Chief Commercial Officer (the “CEO”);
MICHAEL S. BISHOP	Executive Vice President, Chief Financial Officer and Treasurer (the “CFO”);
JENNIFER D. ARASIMOWICZ	Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary (the “GC”);
MICHAEL J. LISOWSKI	Executive Vice President and Chief Operating Officer (the “COO”);
ANTHONY J. LEO	Executive Vice President and Chief Technology Officer (the “CTO”);
ARTHUR A. BOTTONE	Former President and Chief Executive Officer (the “Former CEO”); and
ANTHONY F. RAUSEO	Former Senior Vice President and Chief Operating Officer (the “Former COO”).
In this Proxy Statement, we refer from time to time to our “active” or “currently serving” NEOs. Our active or currently serving NEOs are those NEOs who are executive officers of the Company and were executive officers of the Company on October 31, 2019 (the end of our last completed fiscal year) — Mr. Few, Mr. Bishop, Ms. Arasimowicz, Mr. Lisowski, and Mr. Leo.
The total compensation of each NEO is reported in the Fiscal 2019 Summary Compensation Table presented on page 34 of this Proxy Statement.
Our compensation program is intended to motivate and incentivize our executive officers to achieve our corporate objectives and increase stockholder value. The Compensation Committee continues to evaluate how best to structure our compensation program to ensure that our executives are being appropriately and competitively compensated while also maintaining compensation levels commensurate with our business performance. Subsequent to the end of fiscal 2019, as part of our effort to better align our compensation program with best practices, we engaged a new compensation consultant, Meridian Compensation Partners, LLC (“Meridian”), to evaluate our executive compensation programs. Our fiscal 2020 compensation program, some elements of which are described in this Compensation Discussion and Analysis, was informed by these efforts.
22   FUELCELL ENERGY, INC. | PROXY STATEMENT

Executive Compensation

Fiscal year 2019 was one of transformation for FuelCell Energy. We restructured our management team and our operations in ways that are intended to support our growth and achieve our profitability and sustainability goals. Despite the challenging conditions of fiscal 2019, our executives capitalized on opportunities and achieved favorable results on a number of important business initiatives. We raised capital under our at-the-market sales plan, which allowed us to pay down our accounts payable, stay current on our forbearance agreements and restart projects in our backlog, including our 2.8 MW biofuels project in Tulare, California and our 7.4 MW plant at the U.S. Navy submarine base in Groton, Connecticut. We repaid a substantial portion of our short-term debt, retired our Series C and Series D Convertible Preferred Stock obligations, and refocused on our core competencies in an effort to drive top-line revenue. We believe we have emerged from a difficult fiscal 2019 as a stronger company, better positioned to execute on our business plan. Our recent achievements, accomplished during one of the most challenging times in the Company’s history from a liquidity standpoint, include: (a) closing on a new $200 million credit facility with Orion Energy Partners Investment Agent, LLC and certain of its affiliated lenders (“Orion Energy Partners”), (b) executing a new Joint Development Agreement with ExxonMobil Research and Engineering Company (“EMRE”), with anticipated revenues of up to $60 million, (c) restructuring our business to realize annualized operating savings of approximately $15 million, (d) making progress in constructing certain projects in our backlog, including the Connecticut Municipal Electric Energy Cooperative project at the U.S. Navy base in Groton, Connecticut and the commissioning and startup of the 2.8 MW Tulare BioMAT project in California, (e) relaunching our sub-megawatt product in Europe, (f) executing a strategic relationship with E.On Business Solutions, an affiliate of one of the largest utilities in the world, to market and distribute our products beyond the two FuelCell operating plants E.On already owns, and (g) concluding our engagement with Huron Consulting Services, LLC after successful restructuring and payoff of our prior senior secured credit facility.
Our executive compensation program has evolved over time to reflect market conditions and help drive our business objectives. As we have embarked on a new phase focused on strengthening our Company and ultimately growing our business, the Compensation Committee intends to modify our executive compensation program for fiscal 2020 to support our strategic objectives, take into account the market factors influencing the type and form of awards that are most appropriate for our executives, and attract and retain the talent that we need to succeed. As we continue to implement our new “Powerhouse” business strategy, we will continue to review and adjust our executive compensation program to ensure that it is aligned with our overall strategic objectives and stockholder interests.
TRANSITION TO A NEW CEO

We appointed a new President and Chief Executive Officer, Jason Few, effective as of August 26, 2019. In connection with Mr. Few’s appointment as the President and Chief Executive Officer, on August 19, 2019 and effective as of August 26, 2019, the Company entered into an employment agreement with Mr. Few (the “CEO Employment Agreement”) which provides that Mr. Few will receive a base salary of $475,000 per year, subject to periodic review and potential adjustment by the Compensation Committee. Beginning in fiscal 2020, he is eligible to participate in the Company’s annual cash incentive plans and programs that are generally provided to the senior executives of the Company, with a target bonus equal to no less than 90% of base salary. For the portion of the Company’s 2019 fiscal year following Mr. Few’s appointment, Mr. Few was eligible to receive a pro rata portion of the target bonus amount (based on the number of days that he was employed during the fiscal year) to the extent that the milestone goals that the Company’s other executive officers were required to achieve to receive the cash incentive awards pursuant to the letter agreements entered into in July 2019 were achieved, as determined by the Compensation Committee. Based on this provision and the achievement of the milestones, on November 20, 2019, the Compensation Committee determined that Mr. Few was entitled to a cash incentive award in the amount of $68,475.
Mr. Few also received, as an inducement for his execution of the CEO Employment Agreement and acceptance of the position as our President and Chief Executive Officer, a signing bonus of $500,000, 50% of which was paid in fiscal 2019 and 50% of which was paid in fiscal 2020. The signing bonus is subject to repayment on a pro-rata basis if the Company terminates Mr. Few’s employment for cause within 18 months or if Mr. Few terminates his employment other than for good reason (both as defined in the CEO Employment Agreement). Mr. Few received an award of 500,000 restricted stock units (the “Initial RSU Award”), contingent on stockholder approval of a sufficient number of additional shares under the Company’s 2018 Omnibus Incentive Plan (which approval is being sought through Proposal 5 requesting stockholder approval of the amendment and restatement of the 2018 Omnibus Incentive Plan), which award will vest on the third anniversary of Mr. Few’s employment provided that he remains employed through the vesting date. Mr. Few is eligible to receive additional restricted stock units under the Initial RSU Award if, during the 30 days prior to the vesting date, the weighted average price of the Company’s common stock exceeds $1.00. The number of additional restricted stock units will range from zero for a weighted average price of $1.00 to a maximum of 500,000 units for a weighted average price of $6.00, with linear interpolation for stock prices between $1.00 and $6.00. If the amendment and restatement of the 2018 Omnibus Incentive Plan is not approved by stockholders, then the Initial RSU Award will be null and void and the Company will grant to Mr. Few a cash-settled award of restricted stock units with similar terms to the Initial RSU Award except that such award will be settled in cash rather than shares and will be subject to a cap on the amount payable by the Company of $10,000,000.
In recognition of Mr. Few’s agreement to relocate to the Danbury, Connecticut area, the Company will pay Mr. Few a lump sum cash payment in the gross amount of $200,000 within 30 days following his relocation, provided that such relocation occurs by the first anniversary of his employment and that Mr. Few is employed by the Company on the date of such payment. A pro-rata portion of such amount will be subject to repayment if Mr. Few resigns without good reason or his employment is terminated by the Company for cause before the first anniversary following such relocation. In recognition of Mr. Few’s agreement to commute until he is able to relocate, the Company is also paying Mr. Few the gross amount of $13,000 per month through the first anniversary of his employment or until the earlier date of his relocation. The Company is also providing him with an apartment in Danbury, Connecticut through such date.
FUELCELL ENERGY, INC. | PROXY STATEMENT   23

Executive Compensation
Mr. Few is eligible for 5 weeks of vacation annually and to participate in the Company’s other employee benefit plans in accordance with the terms of such plans and be reimbursed for other reasonable fees and expenses, including business expenses, specified organization membership fees of up to $10,000 annually and tax preparation and planning fees of up to $10,000 annually. The Company also reimbursed Mr. Few $25,000 in attorney’s fees incurred by Mr. Few to negotiate the CEO Employment Agreement.
THE 2019 SAY-ON-PAY VOTE AND COMPENSATION HIGHLIGHTS

Our Compensation Committee pays close attention to the views of our stockholders when making determinations regarding executive compensation. At our 2019 Annual Meeting, only 49.95% of the votes cast on the advisory proposal regarding the compensation of our named executive officers were voted in favor of our 2018 executive compensation program. We are concerned with the lack of stockholder support for our executive compensation program. Following the 2019 Annual Meeting, we began an evaluation of our executive compensation programs and practices and considered how they could be modified to better align with our business goals and the interests of our stockholders.
We believe that our new “Powerhouse” business strategy to transform, strengthen and grow our business positions us to achieve our core business goals of executing on our backlog and new project awards, growing our generation portfolio, competing for and winning new business around the world, and developing and commercializing our advanced technologies platform of products. Nevertheless, we understand stockholder discontent regarding the performance of our stock over the long term and our financial performance.
We will again endeavor in this year’s Proxy Statement to clarify certain elements of our executive compensation program so that our stockholders can better understand how our current compensation program is structured, and why our compensation program is appropriate for our Company. The Compensation Committee hopes that our stockholders will consider the positive momentum of our business and the attributes of our compensation program, when casting “say-on-pay” votes at the Annual Meeting. Our evaluation of our executive compensation program is not yet complete, but we will describe some of the changes that are expected to be made in fiscal 2020 as well as certain changes that have already been made with respect to our fiscal 2020 compensation program.
The Compensation Committee will continue to consider the results of annual stockholder advisory votes on executive compensation in its ongoing evaluation of our programs and practices. In response to our stockholders’ dissatisfaction with our executive compensation programs and practices as evidenced by the “say-on-pay” vote at the 2019 Annual Meeting, the Compensation Committee has already made multiple changes for fiscal 2020, including:
■
Engaging a new compensation consultant;

■
Establishing a new peer group; and

■
Evaluating the implementation of performance-based long-term incentive compensation for fiscal 2020.

During fiscal 2019, we maintained the following compensation-related governance policies and practices, including both policies and practices we have implemented to drive performance and policies and practices that either prohibit or minimize behaviors that we do not believe serve our stockholders’ long-term interests.
What We Do:
■
Maintain an Independent Compensation Committee – Our Compensation Committee consists solely of independent directors who establish our compensation practices.

■
Retain an Independent Compensation Advisor – Our Compensation Committee has engaged its own compensation consultant to provide information, analysis, and other advice on executive compensation independent of management. We have recently changed our compensation consultant to take a fresh look at our compensation practices.

■
Annual Executive Compensation Review – At least once a year, our Board conducts a review of our compensation strategy.

■
Compensation At-Risk – Our executive compensation program is designed so that a significant portion of the compensation of our executive officers is “at risk” based on corporate performance, to align the interests of our executive officers and stockholders.

■
Stock Ownership Guidelines – We maintain minimum stock ownership guidelines and stock holding requirements applicable to our executive officers and the non-employee independent members of our Board. In December 2018, our Board approved a six-fold increase in these minimum stock ownership guidelines, however, the minimum stock ownership guidelines were then reduced in connection with the one-for-twelve reverse stock split effected in May 2019. Accordingly, we have again increased our minimum stock ownership guidelines. As of October 31, 2019, each of our executive officers (i.e., our active NEOs) satisfied the minimum stock ownership requirements then in effect.

■
Compensation Recovery (“Clawback”) Policy – We maintain an Executive Compensation Recovery Policy that enables our Board to seek recovery of any erroneously paid incentive compensation received by any current or former executive officer of the Company (who was actively employed as an executive officer of the Company on or after December 18, 2014, the date this policy was first adopted) in the event of an accounting restatement.

■
Conduct an Annual Stockholder Advisory Vote on NEO Compensation – We conduct an annual stockholder advisory vote on the compensation of our NEOs. Our Board considers the results of this advisory vote during the course of its deliberations on exeutive compensation.

24   FUELCELL ENERGY, INC. | PROXY STATEMENT

Executive Compensation

■
Compensation-Related Risk Assessment – We conduct regular risk assessments of our compensation programs and practices.

■
“Double-Trigger” Change in Control Arrangements – We have established “double-trigger” change-in-control severance agreements with each of the active NEOs, with a payment equal to two times base salary, plus the target annual bonus, plus the pro-rata amount of the bonus that would have been paid during the year of termination, pro-rated for the number of days during the year employed (for Mr. Few) and payments of one times base salary plus the average of the bonuses paid since their appointment as executive officers of the Company (for Messrs. Bishop, Lisowski and Leo and Ms. Arasimowicz).

What We Do Not Do:
■
No Guaranteed Bonuses – Other than the one-time signing bonus paid to Mr. Few, we do not provide guaranteed annual bonuses to our executive officers.

■
No Defined Benefit Retirement Plans – We do not currently offer, nor do we have plans to offer, defined benefit pension plans or any non-qualified deferred compensation plans or arrangements to our NEOs other than arrangements that are available generally to all employees. Our active NEOs are eligible to participate in our 401(k) retirement plan on the same basis as our other employees.

■
Prohibition on Hedging and Pledging – We maintain a policy that prohibits our employees, including our active NEOs, and members of the Board, from hedging or pledging any Company securities.

■
No Tax Gross-Ups – We do not offer our NEOs any tax “gross-ups.”

■
No Stock Option Re-pricing – We do not permit options to purchase shares of our common stock to be repriced to a lower exercise price without the approval of our stockholders.

COMPENSATION PHILOSOPHY AND OBJECTIVES

The Compensation Committee is responsible for developing and reviewing executive compensation plans, policies and practices consistent with our compensation philosophy. Our compensation philosophy is designed around certain key objectives:
■
Attract and Retain Top Executive Talent – We have designed our compensation program to be competitive and cost-effective, while allowing us to attract and retain executives critical to our long-term success.

■
Pay for Performance – Our compensation program aligns compensation with Company and individual performance on both a short-term and long-term basis.

■
Significant Portion of Pay is in the Form of Variable Compensation – We have aligned NEO compensation with stockholder interests by tying a significant portion of total direct compensation to the achievement of performance goals or stock price appreciation. With variable compensation, the NEO will not realize value unless performance goals are met or our stock price appreciates.

To achieve these objectives, our executive compensation program:
■
must be competitive with compensation paid by companies in the same or similar markets for executive talent;

■
rewards performance by linking compensation to Company performance and achievment of individual performance goals;

■
aligns realized compensation with long-term stockholder returns by delivering a significant portion of NEO compensation in the form of equity compensation, the value of which is directly linked to our stock price;

■
aligns NEO and stockholder interests by requiring NEOs to own and hold our stock for a specified period of time;

■
is comprised of a “fixed” component, which consists of base salary, health and welfare benefits and contributions to the Company’s Section 401(k) Retirement Savings plan (the “401(k) Plan”), which benefits and contributions are the same as those offered to all other employees; and

■
has a “variable” component, which consists of an annual performance-based incentive award (the target amount of which is expressed as a percentage of base salary) and a long-term incentive award linked to individual and Company performance.

FUELCELL ENERGY, INC. | PROXY STATEMENT   25

Executive Compensation
COMPENSATION OVERVIEW
The following table presents a summary of the key components of our executive compensation program and the purpose of each such component.
	Compensation Component	Purpose
FIXED	Base Salary Paid in cash	√ Provide a competitive fixed rate of pay relative to similar positions in the market.
√ Enable the Company to attract and retain critical executive talent.
AT RISK	Annual or Short-Term Incentives Paid — to the extent that performance goals are achieved — annually in cash under the Management Incentive Plan (MIP)	√ Focus executive officers on achieving progressively challenging short-term performance goals that align with the Company’s annual operating plan and result in long-term value creation.
AT RISK	Long-Term Incentives Paid — to the extent vesting criteria are met — under the Long-Term Incentive Plan in equity
√ Other than the award made to Mr. Few as an inducement to him to join the Company as its President and Chief Executive Officer (which is described in further detail under the heading “Transition to a New CEO”), no long-term incentive awards were made in fiscal 2019. Historically, when long-term incentive equity awards were granted, they were granted as time-based restricted stock awards or restricted stock units.

√ Going forward into fiscal year 2020, it is the intention of the Compensation Committee to use a balanced mix of performance-based restricted stock units and time-based restricted stock units that focus our executive officers on longer-term relative and absolute performance goals that strongly align with and drive stockholder value creation, as well as support the Company’s leadership retention strategy.

In addition, all of our executives are entitled to participate in the Company’s benefit programs to the same extent as our other employees and as discussed further under the “Benefits, Signing Bonuses and Perquisites” section on page 28 of this Proxy Statement. Historically, the Company has not provided perquisites to our executives. However, certain limited perquisites were granted to Mr. Few to induce him to join the Company as our President and CEO, as discussed in the “Benefits, Signing Bonuses and Perquisites” section on page 28 of this Proxy Statement.
COMPENSATION-SETTING PROCESS

The Compensation Committee reviews the base salary, target annual incentive award, long-term incentive award and target total direct compensation opportunity (which represents the sum of these three elements) for each of the NEOs annually. The CEO makes recommendations to the Compensation Committee for annual increases in base salary, the annual incentive award payments and long-term incentive awards for each of the NEOs (other than with respect to his own compensation). The Compensation Committee has the final authority to approve annual increases in base salary, annual incentive award payments and long-term equity incentive awards for the NEOs other than the CEO, whose compensation is approved by the independent members of our Board.
Prior to the start of each fiscal year, the CEO develops operational milestones and strategic initiatives for the year for our salaried employees, including the NEOs. These operational milestones and strategic initiatives represent key performance objectives which are incorporated into the management incentive plan, which is then submitted to the Compensation Committee for consideration and approval. After our fiscal year-end financial results are available, the annual incentive award pool for employees and individual annual incentive award payments for the NEOs for the just-completed fiscal year are approved by the Compensation Committee, except with respect to the CEO, whose annual incentive award payment is approved by the independent members of our Board.
The Compensation Committee formulates its compensation decisions for the NEOs with input from the CEO (other than with respect to his own compensation), considering such factors as each NEO’s professional experience, job scope, past performance, tenure and retention risk. The Compensation Committee also considers prior fiscal year adjustments to compensation, historical annual incentive award payments and long-term incentive awards. Finally, the Compensation Committee considers current market practices, based on its review of executive compensation data for comparable companies, as well as current compensation trends, to ensure that the compensation of the NEOs is both competitive and reasonable, while also maintaining compensation levels commensurate with our financial and stock performance.
26   FUELCELL ENERGY, INC. | PROXY STATEMENT

Executive Compensation

From 2010 through fiscal 2019, the Compensation Committee engaged Compensia, Inc., a national compensation consulting firm (“Compensia”), to support its compensation planning activities. Subsequent to the end of fiscal year 2019, the Compensation Committee retained Meridian to conduct a wholesale review of the Company’s executive compensation practices and suggest modifications.
In fiscal 2019, neither Compensia nor Meridian provided any other services to the Company and Compensia and Meridian worked with management only on matters for which the Compensation Committee is responsible.
Based on its consideration of the various factors set forth in the rules promulgated by the SEC and the Nasdaq Marketplace Rules, the Compensation Committee has determined that the work performed by Compensia and Meridian has not raised any conflict of interest.
COMPETITIVE POSITIONING

We periodically perform a competitive market analysis of our executive and Director compensation programs to ensure that the total compensation packages of our executive officers and the non-employee members of our Board are within a reasonably competitive range. In connection with its fiscal 2019 compensation actions and decisions, the Compensation Committee considered the competitive market analysis that was prepared by Compensia in 2018, as described below. For fiscal 2020 compensation planning, the Company had Meridian perform a new competitive market analysis that has informed and will continue to inform changes the Company has made and may make in the future to its 2020 compensation plan. However, in sum, the Meridian analysis demonstrated that the Company’s overall compensation programs were generally aligned with typical market practices.
COMPETITIVE MARKET ANALYSIS
In March 2018, Compensia conducted a competitive market analysis that was used by the Compensation Committee in connection with its executive and non-employee Director compensation decisions for fiscal 2018 and fiscal 2019. To develop an understanding of the competitive marketplace, the Compensation Committee reviewed the executive compensation practices of a group of publicly-traded companies (the “Peer Group”) based on compensation data gathered from publicly-available filings and as supplemented with additional data drawn from the Radford Global Technology Survey, based on data cuts for technology companies of similar size and complexity to us.
Compensia worked with the Compensation Committee to develop the Peer Group by screening an initial list of publicly-traded companies on the basis of industry focus, revenue, market capitalization, geographical location and revenue to market capitalization ratio. These companies were then narrowed by identifying companies whose revenue at the time ranged from approximately $35 million to $375 million compared to our trailing four fiscal quarters’ revenue of $96 million, and whose market capitalization ranged from approximately 0.2 to 5.8 times ($40 million to $650 million) our then-market capitalization of $123 million. The list was further refined by focusing on companies in the electrical equipment and components sectors and eliminating companies with headquarters outside of North America, as pay practices and disclosure requirements may vary significantly from those found in the United States.
The Compensation Committee and Compensia also reviewed and considered other factors such as revenue growth, profitability, valuation (for example, market capitalization as a multiple of sales) and business model. The Peer Group was selected based on the subjective evaluation of all of these factors, and consisted of the following 20 companies (almost half of which are different than the peer companies that we had benchmarked in fiscal 2017):
American Superconductor	Hydrogenics
Amyris	Maxwell Technologies
Ballard Power Systems	Park Electrochemical
Broadwind Energy	Plug Power
Capstone Turbine	Revolution Lighting Technologies
CECO Environmental	Thermon Group Holdings
Clean Energy Fuels	Vicor
Digi International	Vishay Precision Group
EMCORE	Vivint Solar
Enphase Energy	Westport Fuel Systems
To complete the competitive market analysis of the executive compensation program, Compensia then blended the Peer Group data with the Radford Global Technology Survey data (weighted equally) to compare the various market compensation levels for each of the NEO positions. Based on the foregoing approach, the analysis indicated the fiscal 2017 target total direct compensation opportunities of the fiscal 2017 NEOs approximated the 45th percentile of the competitive market, with significant variation for cash compensation among executives. In addition, the analysis showed that the fiscal 2017 equity awards granted to the fiscal 2017 NEOs approximated the 25th percentile of the competitive market, with only one executive near the median, and with little retention hold as most outstanding equity awards were substantially vested.
FUELCELL ENERGY, INC. | PROXY STATEMENT   27

Executive Compensation
We did not perform a new competitive market analysis or conduct any in-depth review of our compensation practices in fiscal 2019, largely due to the Company’s liquidity challenges and the restructuring undertaken by the Company in fiscal 2019. Subsequent to the end of fiscal 2019, we engaged Meridian to conduct a new competitive market analysis to be used by the Compensation Committee in conjunction with planning for executive and non-employee Director compensation decisions for fiscal 2020. As part of that competitive market analysis, Meridian has suggested certain changes to our peer group, including retaining 15 of our current 20 peers, with removals representing acquisitions (Hydrogenics, Maxwell), financially distressed companies (Revolution Lighting), or companies that are now much larger than our Company with respect to size and value (Enphase Energy, Vivint Solar). Meridian recommended the addition of two new peer companies that are both business model and size relevant (Ultralife Corporation and Orion Energy Systems, Inc.1). Based on this new peer group that we will use for our fiscal 2020 compensation planning, our current executive cash compensation opportunities average in the 60th percentile of our peers, which we believe is appropriate to continue to attract and retain qualified executives, especially as we transition from the restructuring phase of our business plan to the phase in which we focus on future growth.
The Compensation Committee uses the market analysis as a reference point to ensure that our executive compensation program is competitive with market practice. In the case of each executive officer, the Compensation Committee compares the overall compensation of each individual against the compensation data developed through the market analysis, if his or her position is sufficiently similar to the positions identified in the data to make the comparison meaningful. However, the Compensation Committee does not target a particular percentile of the competitive market with respect to any portion of the executives’ pay. Ultimately, the Compensation Committee’s decisions with respect to each executive’s total compensation, and each individual compensation element, are based in large part on its assessment of Company and individual performance as well as other factors, such as internal equity.
FIXED COMPENSATION

BASE SALARY
The purpose of base salary, from the perspective of the Compensation Committee, is to fairly and competitively compensate our NEOs with a fixed amount of cash for the jobs they perform. In addition, base salaries are used to recognize the experience, skills, knowledge and responsibilities required of our NEOs. Accordingly, we seek to ensure that base salary levels are competitive and consistent with industry practices.
FISCAL 2019 BASE SALARIES
During fiscal 2019, our focus was primarily on restructuring the Company and its operations. We also restructured our management team to better support our planned growth and operations following our restructuring. In April 2019, our Chief Operating Officer, Anthony F. Rauseo, retired. In June 2019, we terminated our President and Chief Executive Officer, Arthur A. Bottone, and appointed our General Counsel, Jennifer D. Arasimowicz, as Interim President and Chief Commercial Officer. In June 2019, we also appointed a new Chief Operating Officer, Michael J. Lisowski, and a new Chief Technology Officer, Anthony J. Leo. Finally, in August 2019, we appointed a new President and Chief Executive Officer, Jason Few, and in September 2019, Mr. Few became our Chief Commercial Officer in addition to serving as President and Chief Executive Officer, while Ms. Arasimowicz became our Chief Administrative Officer in addition to serving as General Counsel and Corporate Secretary. Throughout each of these management adjustments, the Compensation Committee reviewed the base salaries of the executive officers, taking into consideration their qualifications, past performance and expected future contributions, their ongoing roles and responsibilities and the challenges facing the Company. After considering the foregoing factors and certain additional information, including the roles each of our executive officers played in the Company’s restructuring, the Compensation Committee approved (i) in connection with his appointment as an executive officer of the Company, a base salary of $325,000 for Mr. Lisowski, (ii) in connection with his appointment as an executive officer of the Company, a base salary of $275,000 for Mr. Leo, (iii) an increase in base salary from $350,000 to $385,000 for Mr. Bishop, and (iv) an increase in base salary from $330,000 to $365,000 for Ms. Arasimowicz. The Compensation Committee determined that these base salaries and base salary increases (as applicable) were warranted to recognize the promotion of Mr. Lisowski and Mr. Leo to serve as executive officers, to recognize the contributions that each individual had made during the preceding 12 months, to address the Company’s retention objectives, and to ensure parity in the base salary levels of the executive officers after taking into consideration their relative time in their positions and their anticipated future contributions to the Company. With respect to the new CEO, Jason Few, after considering his contributions to the Board prior to becoming CEO, his qualifications and abilities to achieve the Company’s longer-term initiatives and his strong leadership skills, the Compensation Committee recommended to the independent members of our Board an initial base salary of $475,000 (which recommendation was approved by the independent members of the Board). As their service to the Company ended in mid-fiscal 2019, neither Mr. Bottone nor Mr. Rauseo received a base salary increase in fiscal 2019, and as such Mr. Bottone’s annual base salary remained at $475,000 and Mr. Rauseo’s annual base salary remained at $360,000.
BENEFITS, SIGNING BONUSES AND PERQUISITES
We offer medical and dental insurance to our executive officers, and pay a portion of the premiums for these benefits consistent with the arrangements for non-executive employees. We also provide our executive officers and other eligible employees, at our expense, with group life and accidental death and dismemberment insurance benefits; short-term and long-term disability insurance benefits; paid time

1
Orion Energy Systems, Inc. is unrelated to the parties to our senior secured credit facility, Orion Energy Partners Investment Agent, LLC and its affiliated lenders.

28   FUELCELL ENERGY, INC. | PROXY STATEMENT

Executive Compensation

off benefits; and other ancillary benefits (for example, flexible spending accounts and an employee assistance program). Further, we offer participation in the 401(k) Plan to our employees, including our executive officers, subject to the terms of the 401(k) Plan.
Contributions to the 401(k) Plan are limited to an annual maximum amount as determined by the Internal Revenue Service. For Plan Year 2019, the Compensation Committee approved a matching contribution equal to 25% of the first 8% of elective salary deferrals, not to exceed 2% of eligible earnings. These contributions to the retirement savings accounts of our employees are subject to a five year graded vesting schedule. Participants are not permitted to receive or purchase shares of our common stock through the 401(k) Plan. Our contributions to the retirement savings accounts of the NEOs for fiscal 2019 are set forth in the Fiscal 2019 Summary Compensation Table on page 34 of this Proxy Statement.
Mr. Few received a one-time signing bonus of $500,000, 50% of which was paid effective upon Mr. Few’s commencement of employment in August 2019 and the other 50% of which was paid on January 6, 2020. Mr. Few also receives $13,000 per month in commuting expenses, which will continue to be paid until the earlier of such time as Mr. Few relocates to Connecticut or August 26, 2020. In addition, the Company pays Mr. Few’s rent for his Connecticut apartment in an amount equal to $2,361 per month, which will continue to be paid until the earlier of Mr. Few’s relocation to Connecticut or August 26, 2020. Mr. Few is also entitled to up to $10,000 annually in tax preparation fees and $10,000 annually in organization and membership dues. In connection with the negotiation of his employment agreement with the Company, we reimbursed Mr. Few $25,000 in legal fees. Finally, in the event that Mr. Few relocates to Connecticut on or before August 26, 2020, Mr. Few will be entitled to a lump sum gross payment of $200,000.
Our executive compensation program does not include any of the following pay practices:
■
Supplemental executive retirement benefits; or

■
Supplemental health or insurance benefits.

VARIABLE COMPENSATION

ANNUAL INCENTIVE COMPENSATION
All salaried exempt employees, including our executive officers, are eligible to participate in our annual cash bonus plan, which we refer to as the Management Incentive Plan (the “MIP”). The MIP is intended to motivate employee performance in, and align compensation levels with, the achievement of our annual business objectives.
The Compensation Committee periodically reviews and determines the target annual incentive award opportunities (expressed as a percentage of base salary) that each of the executive officers may earn under the MIP. The target annual incentive award opportunities for each NEO (expressed as a percentage of base salary) were established in each of their respective employment agreements, at 90% for Mr. Few (established in 2019) and for Mr. Bottone (established in 2011), and at 50% for each of the other NEOs (established in 2011 for Mr. Bishop and Mr. Rauseo, in 2017 for Ms. Arasimowicz and in 2019 for Mr. Leo and Mr. Lisowski).
The actual amount of annual cash compensation earned under the MIP each year by our NEOs may be more or less than the target amount depending on our performance against a set of pre-established Company operational milestones (which represent 75% of their target annual incentive award opportunity) and a set of pre-established Company strategic initiatives (which represent the remaining 25% of their target annual incentive award opportunity). In addition, the Compensation Committee retains the right to exercise its discretion to adjust the size of potential award payments as it deems appropriate to take into account factors that enhance or detract from results achieved relative to the Company operational milestones and strategic initiatives. In this way, the Compensation Committee does not confine itself to a purely quantitative approach and retains discretion in determining award payments based on its review and assessment of other results for the fiscal year. The Compensation Committee believes that linking the annual incentive awards for the NEOs to Company operational milestones and strategic initiatives creates a performance-based compensation opportunity that furthers stockholder interests, but by retaining some discretion, reduces the risk that executives will overemphasize performance on the pre-established objectives to the detriment of the Company’s overall performance.
The operational milestones and strategic initiatives on which the 2019 MIP awards were based, as well as our performance with respect to such milestones and initiatives, are discussed below.
FISCAL 2019 OPERATIONAL MILESTONES
The pre-established Company operational milestones for fiscal 2019 were established in fiscal 2018 prior to the onset of the Company’s liquidity challenges. The fiscal 2019 operational milestones (and their respective weighting) involved:
(1)
achieving a specified level of total revenue for the fiscal year (20%);

(2)
securing new orders (40%);

(3)
achieving a specified gross margin for the fiscal year (20%);

(4)
controlling operating expenses (10%); and

FUELCELL ENERGY, INC. | PROXY STATEMENT   29

Executive Compensation
(5)
enhancing fleet performance (10%).

The Compensation Committee developed target performance levels for each of these milestones that were consistent with our annual operating plan for fiscal 2019.
FISCAL 2019 STRATEGIC INITIATIVES
The pre-established Company strategic initiatives for fiscal 2019 were established in fiscal 2018 prior to the onset of the Company’s liquidity challenges. The fiscal 2019 strategic initiatives (which were equally weighted) involved:
(a)
developing a new strategic partner;

(b)
executing on specified regulatory initiatives;

(c)
growing the Advanced Technology business;

(d)
developing project finance partners to support growth; and

(e)
transforming the commercial development team.

Under the 2019 MIP, performance against each of the Company operational milestones was evaluated based on a range of pre-established performance levels to obtain scores ranging from 0% to a maximum of 125%.
PERFORMANCE RESULTS AND ANNUAL INCENTIVE AWARD PAYMENTS FOR FISCAL 2019
After the end of fiscal 2019, the Compensation Committee reviewed the Company’s actual performance as measured against the Company operational milestones and strategic initiatives, which resulted in an annual incentive award achievement percentage of 23.5% of the target award levels, determined as follows. Comparing the Company’s actual performance against the range of pre-established target levels for these operational milestones, the Compensation Committee calculated a weighted score for each milestone, the sum of which yielded a total weighted score. The Company’s overall performance with respect to the operational milestones for fiscal 2019 resulted in a calculated aggregate weighted score of 17.5%, as the Company met 125% of its operational milestone of controlling operating expenses and 50% of its operational milestone of enhancing fleet performance. None of the other operational milestones were achieved.
With respect to the fiscal 2019 Company strategic initiatives, the Compensation Committee compared the Company’s actual performance against the pre-established target objectives for these initiatives, and calculated a weighted score for each strategic initiative, the sum of which yielded a total weighted score. Our overall performance with respect to the strategic initiatives for fiscal 2019 resulted in a calculated weighted score of 41.67%. The Company achieved: (i) one quarter of the strategic initiative of developing a new strategic partner with the closing of the $200 million credit facility with Orion Energy Partners, (ii) one third of the strategic initiative related to executing on specified regulatory initiatives, (iii) one half of the strategic initiative related to growing the Advanced Technology business, and (iv) all aspects of the strategic initiative of transforming the commercial development team.
Applying the relative weighting of each performance category (75% for the operational milestones and 25% for the strategic initiatives), the Compensation Committee determined that the blended annual incentive award achievement percentage was equal to 23.5% of the target award levels.
In determining the annual incentive award payments to be made for fiscal 2019, the Compensation Committee also considered the progress made by the Company over approximately the last six months of fiscal 2019, including but not limited to: (a) the closing of a new $200 million credit facility with Orion Energy Partners, (b) the execution of a Joint Development Agreement with EMRE, (c) the restructuring of our business to realize annualized operating savings of approximately $15 million, (d) the repayment in full of the loans from Hercules Capital, Inc., NRG Energy, Inc., and Generate Lending, LLC, (e) the substantial paydown of vendors and successful negotiation of forbearance arrangements and payment plans, (f) the progress made in constructing certain projects in our backlog, (g) the relaunch of our sub-megawatt product in Europe, (h) the execution of a strategic relationship with E.On Business Solutions, (i) the amicable resolution of the arbitration in Korea with POSCO Energy Co., Ltd., (j) the retirement of the Company’s Series C and Series D convertible preferred instruments, (k) the successful emergence of the Company from its restructuring phase, and (l) the recent increase in the Company’s stock price by a factor of more than four.
Based on all of the foregoing factors and considerations, the fact that no annual incentive award payments or long-term equity incentive awards were made in fiscal 2018, and the fact that no long-term equity incentives were being awarded in fiscal 2019 (other than the Initial RSU Award granted to Mr. Few in connection with his employment agreement), the Compensation Committee and the Board determined that an upward adjustment of the annual award payment percentages was warranted.
After reviewing the blended annual incentive award achievement percentage, evaluating the Company’s performance, financial position and stock performance, and considering the recommendations of the CEO (with respect to all other currently serving NEOs), the Compensation Committee determined to adjust the annual incentive award payment percentage for fiscal 2019 for all participants in the Company (other than the NEOs) to a range of 50% to 79% of targeted awards and for each of the currently serving NEOs to 76% for Mr. Bishop, 77% for Ms. Arasimowicz, 78% for Mr. Lisowski and 79% for Mr. Leo, with the specific cash amounts paid to each NEO as
30   FUELCELL ENERGY, INC. | PROXY STATEMENT

Executive Compensation

set forth in the Fiscal 2019 Summary Compensation Table on page 34 of this Proxy Statement. The Compensation Committee also recommended, and the independent members of the Board agreed, that an annual incentive award payment of $68,475 be made to Jason Few, our current CEO, representing 50% of his target bonus award, pro-rated based on the number of days he was employed by the Company as CEO during fiscal year 2019, plus $30,000. No awards were made to Mr. Bottone or Mr. Rauseo.
FISCAL 2020 OPERATIONAL MILESTONES AND STRATEGIC INITIATIVES UNDER THE MIP
For fiscal 2020, the pre-established Company operational milestones and strategic initiatives have been updated to further advance our business objectives. The operational milestones for fiscal 2020 are consistent with our fiscal 2020 annual operating plan and were set in consideration of the Company’s prior performance and fiscal 2020 budget. The operational milestones (and their respective weighting) are: (1) achieve a specified level of total revenue for the fiscal year (20%); (2) secure new orders (25%), (3) achieve a specified gross margin (20%); (4) control operating expenses (20%); and (5) achieve a specified level of target fleet performance (15%).
The Compensation Committee has also established strategic initiatives for fiscal 2020 applicable to all participants including the active NEOs. The pre-established Company strategic initiatives for fiscal 2020 (which are equally weighted) are as follows: (a) develop new strategic partners and investors; (b) advance policy initiatives in target markets; (c) grow the Advanced Technology business; (d) develop the commercial business; and (e) achieve certain operational targets.
LONG-TERM INCENTIVE COMPENSATION
ANNUAL RESTRICTED STOCK UNIT (RSU) GRANTS
Each of the NEOs was eligible to receive long-term incentive compensation in the form of restricted stock units (“RSUs”) under the Company’s 2018 Omnibus Incentive Plan and, assuming that the stockholders approve the amendment and restatement of the 2018 Omnibus Incentive Plan (as amended and restated, the “Amended and Restated Plan”), as described in Proposal 5 beginning on page 53 of this Proxy Statement, each of the currently serving and future NEOs will be eligible to receive long-term incentive compensation in the form of RSUs in the future under the Amended and Restated Plan. These awards are intended to align a significant portion of the NEOs’ compensation with stockholders’ interests and the long-term success of the Company by providing a direct link between an NEO’s future earnings potential and the market value of our common stock. Our annual RSU grants typically vest over three years at a rate of 33.3% per year.
The Compensation Committee, in determining the value of equity awards to be granted to our employees, including our executive officers, considers relevant competitive market data as well as the recommendations of the CEO and other factors, including the individual’s job scope, past performance, expected future contributions, tenure and retention risk. The Compensation Committee approves all equity awards for the NEOs, except in the case of the CEO, whose award is approved by the independent members of our Board.
If actual performance falls below the threshold level of 50%, payment of an award is at the discretion of the Compensation Committee and the amount of the award could be zero, as it was for fiscal 2018. In fiscal 2019, in recognition of the performance challenges of the Company, the need to restructure, and the very limited number of shares remaining available for issuance under the 2018 Omnibus Incentive Plan, the Compensation Committee determined not to grant equity awards to the NEOs (other than the Initial RSU Award granted to Mr. Few in connection with his employment agreement, which is described in further detail under the heading “Transition to a New CEO”).
Subsequent to the end of fiscal 2019, the Compensation Committee retained Meridian to evaluate our long-term incentive compensation for fiscal year 2020 in order to better align our long-term incentive compensation program with the interests of our stockholders and market practices.
COMPENSATION POLICIES

PROHIBITION ON OPTION RE-PRICING AND BACKDATING
The Compensation Committee does not re-price and has not re-priced options to purchase shares of our common stock, consistent with the 2018 Omnibus Incentive Plan, which prohibits re-pricing of equity awards without stockholder approval. The grant date for each equity award is based on the date the award is approved by the Compensation Committee or the independent members of our Board, as applicable. Options to purchase shares of our common stock are granted with an exercise price equal to the closing market price of our common stock on the date of grant.
EQUITY AWARD GRANT POLICY
We maintain an Equity Award Grant Policy, which was most recently amended in December 2018. This policy includes the following key provisions: (a) all equity awards of more than 40,000 shares must be submitted to the Compensation Committee for approval; (b) all equity awards granted to executives at the level of vice president (or above) must be submitted to the Compensation Committee for approval; and (c) the Compensation Committee has authorized a pool of up to 100,000 shares from which the CEO may approve equity awards for special
FUELCELL ENERGY, INC. | PROXY STATEMENT   31

Executive Compensation
recognition or retention purposes, provided that such grants are limited to a grant date fair value of $40,000 or less, and further provided that no grants may be made from this pool to employees at the level of vice president or above.
COMPENSATION RECOVERY POLICY
We maintain an Executive Compensation Recovery Policy. A description of this policy can be found on page 14 of this Proxy Statement under “Corporate Governance.”
ANTI-HEDGING POLICY
A description of our anti-hedging policy can be found on page 14 of this Proxy Statement under “Corporate Governance.”
STOCK OWNERSHIP GUIDELINES
We maintain minimum stock ownership guidelines which were updated in December 2018, and, after being adjusted for the one-for-twelve reverse stock split effected by the Company in May 2019, amended again in February 2020. A description of these guidelines can be found on page 14 of this Proxy Statement under “Corporate Governance.”
TAX AND ACCOUNTING CONSIDERATIONS
Section 162(m) of the Internal Revenue Code, as amended by the Tax Cuts and Jobs Act of 2017, restricts deductibility for federal income tax purposes of annual individual compensation in excess of $1 million to each NEO, effective for tax years beginning after 2017, subject to a transition rule for certain written binding contracts which were in effect on November 2, 2017, and which were not modified in any material respect on or after such date. In the past, Section 162(m)’s deductibility limitation was subject to an exception for compensation that qualified as ‘performance-based’. Our compensation programs were designed to permit the Company to qualify for the performance-based exception, although the Company reserved the right to pay compensation that did not qualify as ‘performance-based’. While the Committee will continue to consider the deductibility of compensation as a factor in making compensation decisions, it retains the flexibility to provide compensation that is consistent with the Company’s goals for its executive compensation program, even if such compensation would not be fully tax-deductible.
We follow Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 for all stock-based awards. ASC Topic 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors, including stock options and full value stock awards, based on the aggregate grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the compensation tables on pages 34 and 43 of this Proxy Statement. ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based compensation awards in their income statements over the period that an executive officer is required to render service in exchange for the option or other award.
COMPENSATION RISK ASSESSMENT
In connection with its annual review of the executive compensation program, the Compensation Committee considers and assesses whether any aspects of the program encourage unnecessary or excessive risk-taking. This assessment examines the various compensation programs for all of our employees, including, but not limited to, the NEOs.
Based on its most recent review, the Compensation Committee has determined that the executive compensation program does not create risks that are reasonably likely to have a material adverse effect on the Company. In reaching this conclusion, the Compensation Committee considered the following:
■
Base salaries, which represent fixed compensation, do not encourage excessive risk-taking.

■
Annual incentive awards are capped at 125% of the target award opportunities, and if actual performance falls below the threshold level of 50%, payment of an award is at the discretion of the Compensation Committee and the amount of the award could be zero, as it was for fiscal 2018. The Compensation Committee believes that the annual incentive award program is based on balanced, quantitative performance measures that promote disciplined progress towards longer-term goals and, as such, are well-aligned with the business strategy and stockholder interests.

■
The long-term incentive compensation in the form of equity awards granted to our executives helps to align their interests with those of our stockholders. The Compensation Committee has identified a number of factors that discourage excessive risk-taking including: (i) the relative size of the awards as compared to each executive’s target total direct compensation opportunity; (ii) the minimum vesting requirements for awards; and (iii) our policy which prohibits hedging transactions involving shares of our common stock and prevents our executives from insulating themselves from the effects of poor stock price performance. The Compensation Committee also noted that these awards do not encourage excessive-risk taking since their ultimate value is tied to our stock price, and they are granted on a staggered basis, subject to long-term vesting schedules, which help ensure that our executives have significant value tied to long-term stock price performance. No long-term incentive awards were granted in fiscal 2018 or fiscal 2019 (other than the Initial RSU Award granted to Mr. Few in connection with his employment agreement).

32   FUELCELL ENERGY, INC. | PROXY STATEMENT

Executive Compensation

We have also historically granted equity awards to certain of our non-executive employees. Like the equity awards granted to our executives, the relative size of these awards is modest compared to each employee’s target total compensation opportunity. All awards are subject to minimum vesting requirements and our policy prohibiting hedging transactions involving shares of our common stock is applicable to all grantees.
Further, the 2018 Omnibus Incentive Plan, which governs the terms of equity awards granted since its adoption in April 2018, includes several provisions designed to mitigate risk and protect stockholder interests, including, but not limited to, the following:
■
Options to purchase shares of our common stock and stock appreciation rights for shares of our common stock may not have an exercise or strike price that is less than the fair market value of our common stock on the date of grant;

■
With limited exceptions, no portion of any award granted under the 2018 Omnibus Incentive Plan may vest prior to the first anniversary of the award’s grant date;

■
The 2018 Omnibus Incentive Plan was approved by stockholders at the 2018 Annual Meeting of Stockholders, and material amendments of the 2018 Omnibus Incentive Plan, including an increase in the number of shares available thereunder or an amendment and restatement of the 2018 Omnibus Incentive Plan as proposed in Proposal 5 of this Proxy Statement, require stockholder approval; and

■
The 2018 Omnibus Incentive Plan is administered by an independent committee of our Board.

The Compensation Committee has reviewed the compensation programs for our employees generally and has determined that these programs do not create risks that are reasonably likely to have a material adverse effect on the Company.
FUELCELL ENERGY, INC. | PROXY STATEMENT   33

Executive Compensation
FISCAL 2019 SUMMARY COMPENSATION TABLE
The following table presents summary information regarding the total compensation awarded to, earned by or paid to the NEOs for the fiscal years ended October 31, 2019, 2018, and 2017 (except for Messrs. Few, Lisowski and Leo for whom information is provided only with respect to the fiscal year ended October 31, 2019 as they were not NEOs prior to such fiscal year).
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)	Total ($)
Jason Few(5) President, Chief Executive Officer and Chief Commercial Officer	2019	91,346	500,000	165,000	68,475	58,348(6)	883,169
	2018	—	—	—	—	—	—
	2017	—	—	—	—	—	—
Michael S. Bishop Executive Vice President, Chief Financial Officer and Treasurer	2019	368,173	50,000	—	146,250	4,750	569,173
	2018	333,402	—	478,000	—	10,076	821,478
	2017	318,392	—	262,500	125,520	4,572	710,894
Jennifer D. Arasimowicz Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary	2019	347,404	50,000	—	141,250	4,179	542,833
	2018	309,231	—	478,000	—	7,433	794,664
	2017	254,615		300,000	115,500	2,615	672,730
Michael J. Lisowski(7) Executive Vice President and Chief Operating Officer	2019	264,693	30,000	—	126,250	2,622	423,565
	2018	—	—	—	—	—	—
	2017	—	—	—	—	—	—
Anthony J. Leo(8) Executive Vice President and Chief Technology Officer	2019	262,154	30,000	—	108,750	3,277	404,181
	2018	—	—	—	—	—	—
	2017	—	—	—	—	—	—
Arthur A. Bottone(9) Former President and Chief Executive Officer	2019	297,789	—	—	—	27,038	324,827
	2018	443,026	—	728,000	—	3,141	1,209,582
	2017	428,816	—	495,750	282,000	3,016	1,284,406
Anthony F. Rauseo(10) Former Senior Vice President and Chief Operating Officer	2019	173,077	—	51,596	—	13,652	238,325
	2018	347,227	—	478,000	—	4,625	829,852
	2017	333,554	—	262,500	131,497	4,933	732,484
(1)
In June 2019 the Company adjusted its payroll practices from paying one week in arrears to paying one week in advance.

(2)
The amounts reported in the “Bonus” column represent, for Mr. Few, the one-time signing bonus pursuant to his employment agreement, which was paid 50% during fiscal year 2019 and 50% during fiscal year 2020, and for Messrs. Bishop, Lisowski and Leo and Ms. Arasimowicz, the payments made pursuant to the cash incentive plan adopted by the Board on July 15, 2019 to retain certain key executives, of which the first two payments (totaling $27,778 for each of Mr. Bishop and Ms. Arasimowicz and $16,667 for each of Messrs. Lisowski and Leo) were paid in fiscal year 2019 and the second two payments (totaling $22,222 for each of Mr. Bishop and Ms. Arasimowicz and $13,333 for each of Messrs. Lisowski and Leo) were paid in fiscal year 2020.

(3)
Other than the amount reported for Mr. Rauseo in the “Stock Awards” column for 2019, which is discussed in footnote (10) below, the amounts reported in the “Stock Awards” column reflect the aggregate grant date fair value of stock awards granted during each of the fiscal years 2019, 2018, and 2017, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“ASC Topic 718”). These values have been determined under the principles used to calculate the grant date fair value of equity awards for purposes of our financial statements. For a discussion of the assumptions and methodologies used to value the awards reported in this column, please see the discussion of stock awards contained in Note 17 of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended October 31, 2019.

(4)
The amounts reported in the “Non-Equity Incentive Plan Compensation” column represent the value of the annual incentive award payment earned by each NEO for fiscal years 2019, 2018, and 2017 under our Management Incentive Plan. The amounts reported for fiscal years 2019, 2018, and 2017 were paid in cash.

(5)
Mr. Few was appointed as our President and Chief Executive Officer effective as of August 26, 2019, and as our Chief Commercial Officer on September 12, 2019.The compensation reported in this table does not include the compensation paid to Mr. Few as a member of the Board of Directors prior to his appointment as President and Chief Executive Officer, which compensation is included in the Fiscal 2019 Non-Employee Director Compensation table on page 43 of this Proxy Statement.

(6)
The amount reported under “All Other Compensation” for Mr. Few includes $4,740 in apartment rental expense, $28,517 in commuting expenses, and $25,000 in reimbursement of legal fees to Mr. Few for negotiation of his employment agreement with the Company.

(7)
Mr. Lisowski was appointed our Executive Vice President and Chief Operating Officer on June 4, 2019.

(8)
Mr. Leo was appointed our Executive Vice President and Chief Technology Officer on June 4, 2019.

(9)
Mr. Bottone’s employment as President and Chief Executive Officer was terminated on June 5, 2019. The amount reported in the “All Other Compensation” column for Mr. Bottone for 2019 includes $23,750 in accrued vacation paid to Mr. Bottone upon the termination of his employment.

(10)
Mr. Rauseo retired from his position as Senior Vice President and Chief Operating Officer on April 12, 2019. The amount reported in the “Stock Awards” column for 2019 for Mr. Rauseo reflects the incremental fair value, computed as of April 12, 2019 in accordance with ASC Topic 718, of Mr. Rauseo’s unvested equity awards as of April 12, 2019, which awards were modified such that they immediately vested upon his retirement, resulting in the issuance of 184,281 shares of the Company’s common stock, pursuant to a decision of the Board of Directors to accelerate the vesting of all unvested equity awards for all employees affected by the April 12, 2019 reduction in workforce or selecting voluntary retirement at that time. The fair value of the stock on the date of vesting was $0.28 per share, or a total of $51,596. The amount reported in the “All Other Compensation” column for Mr. Rauseo for 2019 includes $11,077 in accrued vacation paid to Mr. Rauseo upon his retirement.

34   FUELCELL ENERGY, INC. | PROXY STATEMENT

Executive Compensation

FISCAL 2019 GRANTS OF PLAN-BASED AWARDS
No long-term equity incentive awards were made to the NEOs under the Management Incentive Plan for fiscal year 2019. The only equity award granted was the Initial RSU Award granted to Mr. Few in connection with the CEO Employment Agreement, which award is contingent on stockholder approval of a sufficient number of additional shares under the Company’s 2018 Omnibus Incentive Plan. Please see the sections above entitled “Transition to a New CEO” and “Fiscal 2019 Summary Compensation Table” and the section below entitled “Outstanding Equity Awards at 2019 Fiscal Year-End Table” for additional information regarding the Initial RSU Award.
OUTSTANDING EQUITY AWARDS AT 2019 FISCAL YEAR-END TABLE
The following table presents, for each of the NEOs, information with respect to the outstanding equity awards held at October 31, 2019. All grant amounts have been adjusted to reflect the one-for-twelve reverse stock split effected by the Company in May 2019. Neither Mr. Bottone nor Mr. Rauseo had outstanding equity awards at the end of fiscal 2019.
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Un-exercisable	Option Exercise Price ($)	Option Grant Date	Option Expiration Date	Stock Award Grant Date(1)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Jason Few(3)						4/04/2019	5,629	1,351
						8/26/2019	500,000	120,000
Michael S. Bishop						4/07/2016	1,133	272
						4/06/2017	4,861	1,167
						4/05/2018	9,363	2,247
						4/05/2018	8,333	2,000
Jennifer D. Arasimowicz						4/07/2016	197	47
						4/06/2017	8,333	2,000
						4/05/2018	9,363	2,247
						4/05/2018	8,333	2,000
Michael J. Lisowski						4/07/2016	197	47
						4/06/2017	875	210
						1/31/2018	3,743	898
Anthony J. Leo						4/07/2016	436	105
						4/06/2017	2,292	550
						4/05/2018	3,402	816

(1)
In 2016, we granted restricted stock awards which vest at a rate of 25% per year beginning on the first anniversary of the date of grant; the restricted stock unit awards granted to Mr. Bishop and Ms. Arasimowicz in 2017 and 2018 vest at the rate of 33.3% per year beginning on the first anniversary of the date of grant except for certain special awards consisting of 8,333 restricted stock units, which vest 100% on the third anniversary of the grant date.

(2)
The fair market value of unvested restricted stock and restricted stock unit awards is based on the per share closing price of our common stock on October 31, 2019, which was $0.24.

(3)
The shares granted to Mr. Few on April 4, 2019 were granted as compensation for his service on our Board of Directors prior to his appointment, effective as of August 26, 2019, as our President and Chief Executive Officer. The restricted stock units granted on August 26, 2019 are referred to elsewhere herein as the Initial RSU Award, which is contingent on stockholder approval of a sufficient number of additional shares under the Company’s 2018 Omnibus Incentive Plan and which was granted in connection with Mr. Few’s employment agreement.

FISCAL 2019 OPTION EXERCISES AND STOCK VESTED TABLE
The following table presents, for each of the NEOs, the number of shares of our common stock acquired upon the vesting of restricted stock awards and restricted stock units during fiscal 2019, and the aggregate value realized upon the vesting of such awards. Our NEOs did not exercise any options to purchase shares of our common stock during fiscal 2019. For purposes of this table, the value realized is based upon the fair market value of our common stock on each vesting date. The number of shares included in the following table has been adjusted to reflect the one-for-twelve reverse stock split effected by the Company in May 2019.
FUELCELL ENERGY, INC. | PROXY STATEMENT   35

Executive Compensation
	Option Awards		Stock Awards(1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Jason Few	N/A	N/A	1,529(3)	5,322
Michael S. Bishop	N/A	N/A	11,018(4)	39,716
Jennifer D. Arasimowicz	N/A	N/A	9,046(5)	32,810
Michael J. Lisowski	N/A	N/A	2,320(6)	11,528
Anthony J. Leo	N/A	N/A	4,431(7)	16,019
Arthur A. Bottone	N/A	N/A	20,808(8)	74,863
Anthony F. Rauseo	N/A	N/A	26,375(9)	92,052
(1)
Represents the gross number of shares acquired and value received on the vesting of restricted stock and restricted stock unit awards, without reduction for the number of shares withheld to pay applicable withholding taxes. Shares and value net of withholding are discussed in the following footnotes.

(2)
The amount reported in the “Value Realized on Vesting” column is computed by multiplying the number of shares of our common stock that vested by the closing market price of our common stock on the applicable vesting date.

(3)
Represents the vesting of 100% of Mr. Few’s November 8, 2018 award of 1,529 shares of restricted stock units, in accordance with the terms of the award.

(4)
Represents the vesting of the first tranche (33%) of Mr. Bishop’s April 5, 2018 award of 14,044 restricted stock units; the vesting of the second tranche (33%) of his April 6, 2017 award of 14,583 restricted stock units; the vesting of the third tranche (25%) of his April 7, 2016 award of 4,529 shares of restricted stock; and the vesting of the fourth tranche (25%) of his April 2, 2015 award of 1,367 shares of restricted stock, in each case in accordance with the terms of the applicable award.

(5)
Represents the vesting of the first tranche (33%) of Ms. Arasimowicz’s April 5, 2018 award of 14,044 restricted stock units; the vesting of the second tranche (25%) of her April 6, 2017 award of 16,666 restricted stock units; and the vesting of the third tranche (25%) of her April 7, 2016 award of 789 shares of restricted stock, in each case in accordance with the terms of the applicable award.

(6)
Represents the vesting of the first tranche (33%) of Mr. Liswoski’s January 31, 2018 award of 4,990 restricted stock units, the second tranche (33%) of his April 6, 2017 award of 2,625 shares of restricted stock, and the third tranche (25%) of his April 7, 2016 award of 789 shares of restricted stock, in each case in accordance with the terms of the applicable award.

(7)
Represents the vesting of the first tranche (33%) of Mr. Leo’s April 5, 2018 award of 5,103 restricted stock units, the second tranche (33%) of his April 6, 2017 award of 6,875 shares of restricted stock, and the third tranche (25%) of his April 7, 2016 award of 1,746 shares of restricted stock, in each case in accordance with the terms of the applicable award.

(8)
Represents the vesting of the second tranche (33%) of Mr. Bottone’s April 5, 2018 award of 25,749 restricted stock units; the vesting of the second tranche (33%) of his April 6, 2017 award of 27,541 restricted stock units; the vesting of the third tranche (25%) of his April 7, 2016 award of 8,553 shares of restricted stock; and the vesting of the fourth tranche (25%) of his April 2, 2015 award of 3,614 shares of restricted stock, in each case in accordance with the terms of the applicable award.

(9)
Represents the accelerated vesting of Mr. Rauseo’s April 5, 2018 award of 14,044 restricted stock units; the accelerated vesting of his April 6, 2017 award of 14,583 restricted stock units; and the accelerated vesting of his April 7, 2016 award of 4,529 shares of restricted stock, all of which were accelerated pursuant to a decision of the Board of Directors to accelerate vesting of stock for all employees affected by the April 12, 2019 reduction in workforce or selecting voluntary retirement; and the vesting of the fourth tranche (25%) of his April 2, 2015 award of 1,367 shares of restricted stock, in accordance with the terms of that award.

EMPLOYMENT AGREEMENTS AND CHANGE OF CONTROL AND SEVERANCE

Each of the NEOs has (or had, as applicable) an employment agreement with the Company, under which such NEO is (or was, as applicable) eligible to receive certain severance payments and benefits in connection with a termination of employment under various circumstances, including following a change of control of the Company.
Mr. Rauseo retired on April 12, 2019 and received no severance payment. Mr. Rauseo’s retirement coincided with a reduction in workforce undertaken by the Company on the same day. On the date of his departure, Mr. Rauseo was paid $11,077 for accrued vacation time and his then-outstanding unvested equity awards immediately vested, resulting in the issuance of 184,281 shares of the Company’s common stock, pursuant to a decision of the Board of Directors to accelerate the vesting of all unvested equity awards for all employees affected by the April 12, 2019 reduction in workforce or selecting voluntary retirement at that time. The fair value of the stock on the date of vesting was $0.28 per share, or a total of $51,596.
Mr. Bottone’s employment as our President and Chief Executive Officer was terminated on June 5, 2019. No severance was paid to Mr. Bottone and the vesting of his outstanding unvested equity awards was not accelerated. At the time of his termination, Mr. Bottone was paid $23,750 in accrued vacation time.
In reporting the estimated potential payments and benefits payable to each NEO (other than Mr. Rauseo and Mr. Bottone) in the event of termination of employment as of October 31, 2019, we assumed that the terms of such NEOs’ employment agreements were applicable. The actual amounts that would be paid or distributed to the NEOs as a result of one of the termination events occurring in the future may be different than those presented below as many factors will affect the amount of any payments and benefits upon a termination of employment. For example, some of the factors that could affect the amounts payable include the NEO’s base salary and the market price of our common stock at the time of termination. In addition, although we have entered into written arrangements to provide severance payments and benefits to the NEOs in connection with a termination of employment under particular circumstances, we may mutually agree with the NEOs on severance terms that vary from those provided in these pre-existing agreements. Finally, in addition to the amounts presented below, each NEO would also be able to exercise any previously-vested options to purchase shares of our common stock that s/he
36   FUELCELL ENERGY, INC. | PROXY STATEMENT

Executive Compensation

held (if applicable). For more information about the NEOs’ outstanding equity awards as of October 31, 2019, see the Outstanding Equity Awards at 2019 Fiscal Year-End Table above.
In addition to the severance payments and benefits described in each NEO’s individual employment agreement, the NEOs are eligible to receive any benefits accrued under our broad-based benefit plans, such as accrued vacation pay, in accordance with those plans.
MR. FEW
Effective as of August 26, 2019, we entered into an employment agreement with Mr. Few in connection with his appointment as the President and Chief Executive Officer of the Company (the “CEO Employment Agreement”). The CEO Employment Agreement specifies the reasons pursuant to which his employment may be terminated by our Board and provides him with certain compensation and benefits upon termination of employment (including in connection with a change in control of the Company). We believe that these provisions help ensure the Company’s long-term success. The CEO Employment Agreement also sets forth the terms and conditions of employment for Mr. Few including his initial base salary, which is to be reviewed at least annually by our Board, and target annual incentive award opportunity. Mr. Few is also eligible to participate in the insurance plans and other employee benefits generally available to our other employees. The CEO Employment Agreement contains non-disclosure provisions that apply indefinitely and prohibit Mr. Few from competing with the Company and from soliciting our employees, in each case, during the term of his employment and for a period of two years thereafter.
In the event Mr. Few’s employment is terminated by the Company without cause or he resigns for good reason (as defined in the CEO Employment Agreement), subject to his execution of a general release of claims against the Company, he is eligible to receive a severance payment in an amount equal to (i) his then-current annual base salary as of the date of termination plus (ii) his target bonus for the year of termination plus (iii) a pro-rata portion of the annual bonus amount that would have been paid but for the termination, pro-rated based on the number of days in such fiscal year that Mr. Few was actually employed by the Company plus (iv) reasonable relocation expenses back to Houston, Texas (or such other city in Mr. Few’s discretion, provided that the expense shall not exceed the expense of relocating to Houston, Texas) in an amount not to exceed $200,000, as well as accelerated vesting of all outstanding equity awards and payment for continued health insurance for 12 months. In the event of termination of Mr. Few’s employment by the Company for any other reason (including death or disability), we will only pay Mr. Few any base salary and vacation accrued but as yet unpaid on the effective date of such termination, any earned but unpaid annual bonus with respect to any completed fiscal year immediately preceding the effective date of termination, and reimbursement for unreimbursed business expenses properly incurred. In the event that the termination of Mr. Few’s employment is within the 3 months prior to or the 18 months following a change in control of the Company, Mr. Few is eligible to receive a severance payment in an amount equal to (i) 2 times the sum of his then-current annual base salary plus his target bonus for the year of termination plus (ii) a pro-rata portion of the annual bonus amount that would have been paid but for the termination, pro-rated based on the number of days in such fiscal year that Mr. Few was actually employed by the Company plus (iii) reasonable relocation expenses to Houston, Texas (or such other city in Mr. Few’s discretion, provided that the expense shall not exceed the expense of relocating to Houston, Texas) in an amount not to exceed $200,000, as well as accelerated vesting of all outstanding equity awards and payment for continued health insurance for 24 months.
The CEO Employment Agreement further provides that, if Mr. Few receives any payments in connection with a change of control of the Company that would constitute excess parachute payments that are subject to excise taxes under Section 4999 of the Code, then the total severance payment shall be delivered either (a) in full or (b) in an amount such that the value of the aggregate total payments are $1.00 less than the maximum amount Mr. Few may receive without being subject to the tax, whichever results in Mr. Few receiving the greatest after-tax benefit.
The following table sets forth the potential (estimated) payments and benefits that Mr. Few would be eligible to receive upon termination of employment (including in connection with a change in control of the Company), as specified under the CEO Employment Agreement, assuming that the triggering event described below occurred on October 31, 2019.
FUELCELL ENERGY, INC. | PROXY STATEMENT   37

Executive Compensation
POTENTIAL PAYMENTS AND BENEFITS UPON A TERMINATION OF EMPLOYMENT OR A CHANGE IN CONTROL OF THE COMPANY FOR MR. FEW
Executive Payments and Benefits(1)	Termination without Cause or Resignation for Good Reason ($)(2)	Death or Disability ($)(2)	Following Change in Control of the Company ($)(2)
Accelerated vesting:
Stock options(3)	—	—	—
Restricted Shares/Stock Units(3)(4)	—	—	121,351
Payment for annual incentive award	—	—	—
Continued Health Insurance Premiums(5)	32,379	—	64,558
Severance payment	1,530,000	—	2,432,500
TOTAL	1,562,379	—	2,618,409
(1)
For purposes of this analysis, we have assumed that Mr. Few’s base salary is equal to $475,000, Mr. Few’s target annual bonus is $427,500, the total amount of the annual bonus for fiscal year 2019 (in an amount of $427,500) would have been earned, Mr. Few would have received relocation expenses of $200,000, and that Mr. Few had outstanding restricted stock and stock unit awards as reflected in the Outstanding Equity Awards at 2019 Fiscal Year-End Table, on page 35 of this Proxy Statement. These amounts reflect the terms of his compensation arrangements as approved by the independent members of our Board, effective August 26, 2019.

(2)
Assumes Mr. Few’s date of termination of employment was October 31, 2019. The market price of our common stock on October 31, 2019 was $0.24 per share. In addition, we have assumed that the total payments and benefits to Mr. Few in connection with a change in control of the Company would not trigger any excise taxes under Section 4999 of the Code.

(3)
The CEO Employment Agreement provides for accelerated vesting of Mr. Few’s outstanding and unvested restricted stock and restricted stock unit awards upon a change in control of the Company. Assuming a change in control occurred on October 31, 2019, Mr. Few would receive accelerated vesting of 5,629 shares of restricted stock and 500,000 restricted stock units. As of October 31, 2019, Mr. Few had no options to purchase shares of our common stock outstanding.

(4)
The value of the restricted stock and restricted stock unit awards on October 31, 2019 is based on 5,629 shares of restricted stock and 500,000 restricted stock units outstanding at $0.24 per share that had not vested.

(5)
Mr. Few is eligible to receive payment of continued health insurance for a period of 12 months upon termination of employment without cause or resignation for good reason and 24 months if termination of employment without cause or resignation for good reason occurs in connection with a change in control of the Company. The value of continued health insurance is based on the medical and dental insurance rates in effect for all employees of the Company as of October 31, 2019.

MR. BISHOP, MS. ARASIMOWICZ, MR. LISOWSKI AND MR. LEO
We entered into employment agreements (the “Other NEO Agreements”) with Mr. Bishop (effective January 1, 2012), with Ms. Arasimowicz (effective April 6, 2017), and with Mr. Lisowski and Mr. Leo (effective August 1, 2019) which specify the reasons pursuant to which their employment may be terminated and provide them with certain compensation and benefits upon termination of employment (including in connection with a change in control of the Company). We believe that these provisions help ensure the Company’s long-term success. The Other NEO Agreements set forth the terms and conditions of their employment including the initial annual base salary and target annual incentive award opportunity, which is equal to 50% of base salary and payable in accordance with the terms of the Management Incentive Plan described on page 29 of this Proxy Statement. Our active NEOs are also eligible to participate in insurance plans and other employee benefits generally available to our other employees.
In the event that the employment of Ms. Arasimowicz or Messrs. Bishop, Lisowski or Leo is terminated by the Company without cause, or any of them resigns for “good reason” (as defined in his/her applicable agreement), he/she is eligible to receive a severance payment in an amount equal to six months of his/her then-current annual base salary as of the date of termination, as well as payment for continued health insurance for six months. In the event that Mr. Bishop, Ms. Arasimowicz, Mr. Lisowski or Mr. Leo is terminated by the Company without cause or resigns for good reason in connection with a change in control of the Company, his/her outstanding and unvested options to purchase shares of our common stock and restricted stock and restricted stock unit awards accelerate and immediately vest. In addition, each of them is eligible to receive a severance payment in an amount equal to one year of his/her base salary as of the date of termination plus the average of the bonuses paid to him/her since his/her appointment as an executive officer of the Company as well as payment for continued health insurance for 12 months. In the event of termination of employment by the Company for any other reason (including death or disability), we will only be required to pay him/her any base salary and vacation accrued but unpaid as of the effective date of such termination.
The following tables set forth the potential (estimated) payments and benefits which Ms. Arasimowicz and Messrs. Bishop, Lisowski and Leo would be eligible to receive upon termination of employment (including in connection with a change in control of the Company), as specified under the applicable Other NEO Agreements, assuming that the triggering event described below occurred on October 31, 2019.
38   FUELCELL ENERGY, INC. | PROXY STATEMENT

Executive Compensation

POTENTIAL PAYMENTS AND BENEFITS UPON A TERMINATION OF EMPLOYMENT OR A CHANGE IN CONTROL OF THE COMPANY FOR MR. BISHOP
Executive Payments and Benefits(1)	Termination without Cause or Resignation for Good Reason ($)(2)	Death or Disability ($)(2)	Following Change in Control of the Company ($)(2)
Accelerated vesting:
Stock options(3)	—	—	—
Restricted Shares/Stock Units(3)(4)	—	—	5,686
Payment for annual incentive award	—	—	—
Continued Health Insurance Premiums(5)	11,445	—	22,890
Severance payment(6)	192,500	—	461,444
TOTAL	203,945	—	490,020
(1)
For purposes of this analysis, we have assumed that Mr. Bishop’s compensation is as follows: a base salary equal to $385,000 and annual incentive award payments paid for fiscal 2011 in the amount of $59,850, for fiscal 2012 in the amount of $79,835, for fiscal 2013 in the amount of $89,670, for fiscal 2014 in the amount of $94,500, for fiscal 2015 in the amount of $83,430, for fiscal 2016 in the amount of $78,750, and for fiscal 2017 in the amount of $125,520, and that Mr. Bishop had outstanding restricted stock and restricted stock unit awards as reflected in the Outstanding Equity Awards at 2019 Fiscal Year-End Table, on page 35 of this Proxy Statement. These amounts reflect the terms of his compensation arrangements as approved by the Compensation Committee, effective January 1, 2012.

(2)
Assumes Mr. Bishop’s date of termination of employment was October 31, 2019. The market price of our common stock on October 31, 2019 was $0.24 per share.

(3)
Assuming termination of employment without cause or resignation for good reason in connection with a change in control of the Company, Mr. Bishop is to receive accelerated vesting of his outstanding and unvested restricted stock and restricted stock unit awards. As of October 31, 2019, Mr. Bishop held 1,133 unvested shares of restricted stock and 22,557 unvested restricted stock units. As of October 31, 2018, Mr. Bishop held no options to purchase shares of our common stock outstanding.

(4)
The value of the restricted stock and restricted stock unit awards on October 31, 2019 is based on 1,133 shares of restricted stock and 22,557 restricted stock units at $0.24 per share that had not vested.

(5)
Mr. Bishop is eligible to receive payment of continued health insurance for a period of six months in the event his employment is terminated without cause or he resigns for good reason and 12 months if his employment is terminated without cause or he resigns for good reason in connection with a change in control of the Company. The value of continued health insurance is based on the medical and dental insurance rates in effect for all employees of the Company as of October 31, 2019.

(6)
In the event Mr. Bishop’s employment is terminated without cause or he resigns for good reason, he is eligible to receive a severance payment equal to six months of his base salary. In the event his employment is terminated without cause or he resigns for good reason in connection with a change in control of the Company, he is eligible for 12 months of his base salary plus a bonus payment for the severance period equal to the average of the bonuses awarded to him since his appointment as our Chief Financial Officer.

POTENTIAL PAYMENTS AND BENEFITS UPON A TERMINATION OF EMPLOYMENT OR A CHANGE IN CONTROL OF THE COMPANY FOR MS. ARASIMOWICZ
Executive Payments and Benefits(1)	Termination without Cause or Resignation for Good Reason ($)(2)	Death or Disability ($)(2)	Following Change in Control of the Company ($)(2)
Accelerated vesting:
Stock options(3)	—	—	—
Restricted Shares/Stock Units(3)(4)	—	—	6,294
Payment for annual incentive award
Continued Health Insurance Premiums(5)	16,139	—	32,379
Severance payment(6)	182,500	—	422,750
TOTAL	198,639	—	461,323
(1)
For purposes of this analysis, we have assumed that Ms. Arasimowicz’s compensation is as follows: a base salary equal to $365,000 and annual incentive award payments paid for fiscal 2017 in the amount of $115,500, and that Ms. Arasimowicz had outstanding restricted stock and restricted stock unit awards as reflected in the Outstanding Equity Awards at 2019 Fiscal Year-End Table, on page 35 of this Proxy Statement. These amounts reflect the terms of her compensation arrangements as approved by the Compensation Committee, effective April 6, 2017.

(2)
Assumes Ms. Arasimowicz’s date of termination of employment was October 31, 2019. The market price of our common stock on October 31, 2019 was $0.24 per share.

(3)
Assuming termination of employment without cause or resignation for good reason in connection with a change in control of the Company, Ms. Arasimowicz is to receive accelerated vesting of her outstanding and unvested restricted stock unit awards. As of October 31, 2019, Ms. Arasimowicz held 26,226 unvested restricted stock units. As of October 31, 2019, Ms. Arasimowicz did not hold any options to purchase shares of our common stock.

(4)
The value of the restricted stock unit awards on October 31, 2019 is based on 26,226 restricted stock units at $0.24 per share that had not vested.

(5)
Ms. Arasimowicz is eligible to receive payment of continued health insurance for a period of six months in the event her employment is terminated without cause or she resigns for good reason and 12 months if her employment is terminated without cause or she resigns for good reason in connection with a change in control of the Company. The value of continued health insurance is based on the medical and dental insurance rates in effect for all employees of the Company as of October 31, 2019.

FUELCELL ENERGY, INC. | PROXY STATEMENT   39

Executive Compensation
(6)
In the event Ms. Arasimowicz’s employment is terminated without cause or she resigns for good reason, she is eligible to receive a severance payment equal to six months of her base salary. In the event her employment is terminated without cause or she resigns for good reason in connection with a change in control of the Company, she is eligible for 12 months of her base salary plus a bonus payment for the severance period equal to the average of the bonuses awarded to her since her promotion to General Counsel and Corporate Secretary.

POTENTIAL PAYMENTS AND BENEFITS UPON A TERMINATION OF EMPLOYMENT OR A CHANGE IN CONTROL OF THE COMPANY FOR MR. LISOWSKI
Executive Payments and Benefits(1)	Termination without Cause or Resignation for Good Reason ($)(2)	Death or Disability ($)(2)	Following Change in Control of the Company ($)(2)
Accelerated vesting:
Stock options(3)	—	—	—
Restricted Shares/Stock Units(3)(4)	—	—	1,156
Payment for annual incentive award	—	—	—
Continued Health Insurance Premiums(5)	17,028	—	34,057
Severance payment(6)	162,500	—	325,000
TOTAL	179,528	—	360,212
(1)
For purposes of this analysis, we have assumed that Mr. Lisowski’s compensation is as follows: a base salary equal to $325,000 and no annual incentive award payments paid since his appointment as an executive officer of the Company, and that Mr. Lisowski has outstanding restricted stock and restricted stock unit awards as reflected in the Outstanding Equity Awards at 2019 Fiscal Year-End Table, on page 35 of this Proxy Statement. These amounts reflect the terms of his compensation package approved by the Compensation Committee, effective August 1, 2019.

(2)
Assumes Mr. Lisowski’s date of termination of employment was October 31, 2019. The market price of our common stock on October 31, 2019 was $0.24 per share.

(3)
Assuming termination without cause or resignation for good reason in connection with a change in control of the Company, Mr. Lisowski is to receive accelerated vesting of his outstanding and unvested restricted stock and restricted stock unit awards. As of October 31, 2019, Mr. Lisowski held 1,072 unvested shares of restricted stock and 3,743 unvested restricted stock units. Mr. Lisowski did not hold options to purchase shares of our common stock.

(4)
The value of the restricted stock and restricted stock unit awards on October 31, 2019 is based on 1,072 shares of restricted stock and 3,743 restricted stock units at $0.24 per share that had not vested.

(5)
Mr. Lisowski is eligible to receive payment of continued health insurance for a period of six months in the event his employment is terminated without cause or he resigns for good reason and 12 months if his employment is terminated without cause or he resigns for good reason in connection with a change in control of the Company. The value of continued health insurance is based on the medical and dental insurance rates in effect for all employees of the Company as of October 31, 2019.

(6)
In the event Mr. Lisowski’s employment is terminated without cause or he resigns for good reason, he is eligible to receive a severance payment equal to six months of his base salary. In the event his employment is terminated without cause or he resigns for good reason in connection with a change in control of the Company, he is eligible for 12 months of his base salary plus a bonus payment for the severance period equal to the average of the bonuses awarded to him since his appointment as our Chief Operating Officer.

POTENTIAL PAYMENTS AND BENEFITS UPON A TERMINATION OF EMPLOYMENT OR A CHANGE IN CONTROL OF THE COMPANY FOR MR. LEO
Executive Payments and Benefits(1)	Termination without Cause or Resignation for Good Reason ($)(2)	Death or Disability ($)(2)	Following Change in Control of the Company ($)(2)
Accelerated vesting:
Stock options(3)	—	—	—
Restricted Shares/Stock Units(3)(4)	—	—	1,471
Payment for annual incentive award	—	—	—
Continued Health Insurance Premiums(5)	11,445	—	22,890
Severance payment(6)	137,500	—	275,000
TOTAL	148,945	—	299,362
(1)
For purposes of this analysis, we have assumed that Mr. Leo’s compensation is as follows: a base salary equal to $275,000 and no annual incentive award payments since his appointment as an executive officer of the Company and outstanding restricted stock and restricted stock unit awards as reflected in the Outstanding Equity Awards at 2019 Fiscal Year-End Table, on page 35 of this Proxy Statement. These amounts reflect the terms of his compensation package approved by the Compensation Committee, effective August 1, 2019.

(2)
Assumes Mr. Leo’s date of termination of employment was October 31, 2019. The market price of our common stock on October 31, 2019 was $0.24 per share.

(3)
Assuming termination without cause or resignation for good reason in connection with a change in control of the Company, Mr. Leo is to receive accelerated vesting of his outstanding and unvested restricted stock and restricted stock unit awards. As of October 31, 2019, Mr. Leo held 2,728 unvested shares of restricted stock and 3,402 unvested restricted stock units. Mr. Leo did not hold options to purchase shares of our common stock.

(4)
The value of the restricted stock and restricted stock unit awards on October 31, 2019 is based on 2,728 share of restricted stock and 3,402 restricted stock units at $0.24 per share that had not vested.

40   FUELCELL ENERGY, INC. | PROXY STATEMENT

Executive Compensation

(5)
Mr. Leo is eligible to receive payment of continued health insurance for a period of six months in the event his employment is terminated without cause or he resigns for good reason and 12 months if his employment is terminated without cause or he resigns for good reason in connection with a change in control of the Company. The value of continued health insurance is based on the medical and dental insurance rates in effect for all employees of the Company as of October 31, 2019.

(6)
In the event Mr. Leo’s employment is terminated without cause or he resigns for good reason, he is eligible to receive a severance payment equal to six months of his base salary. In the event his employment is terminated without cause or he resigns for good reason in connection with a change in control of the Company, he is eligible for 12 months of his base salary plus a bonus payment for the severance period equal to the average of the bonuses awarded to him since his appointment as our Chief Technology Officer.

CEO PAY RATIO

CEO Pay Ratio — 15.8:1
Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd — Frank Act”), the Securities and Exchange Commission adopted a rule requiring annual disclosure of the ratio of the median employee’s annual total compensation to the total annual compensation of the principal executive officer (“PEO”). The purpose of this disclosure is to provide a measure of the equitability of pay within the organization. Mr. Few has served as our PEO since August 26, 2019. Since Mr. Few did not serve as our PEO for the entire year, but served as our PEO on October 31, 2019, the date as of which we identified our median employee, we have annualized all components of Mr. Few’s compensation in calculating his total annual compensation for purposes of this “CEO Pay Ratio” disclosure. We believe that this represents a fair method of determining the CEO pay ratio, particularly as Mr. Few has the same base salary as our previous CEO, Mr. Bottone.
The Compensation Committee believes its compensation philosophy and program must be fair, competitive and internally equitable to motivate our executives to perform in ways that enhance stockholder value. As a result of the recently adopted rules under the Dodd-Frank Act, the Compensation Committee monitors the relationship between the pay of our executive officers and the pay of our non-executive employees.
Following the close of fiscal year 2019, the Company reviewed a comparison of Mr. Few’s annual total compensation, including perquisites, to that of all other employees for the same period. The calculation of annual total compensation of all employees was determined in the same manner as the “Total Compensation” shown for our CEO in the “Fiscal 2019 Summary Compensation Table” on page 34 of this Proxy Statement. Pay elements that we included in the calculation of total compensation for each employee were:
■
salary received in fiscal year 2019;

■
annual incentive award payment received for performance in fiscal year 2019 (paid in fiscal year 2020);

■
grant date fair value of restricted stock unit awards granted in fiscal year 2019;

■
payments made for overtime work, shift differentials, and other supplemental forms of pay received in fiscal year 2019; and

■
Company contributions to the 401(k) Plan (or the RRSP, for Canadian employees) made during fiscal year 2019.

Our calculation included all active employees as of October 31, 2019. We annualized the wages and salaries for any employees who worked less than twelve months during the fiscal year, and we excluded those who took an unpaid leave of absence during the measurement period. We applied a Canadian to U.S. dollar exchange rate (0.75957) as of October 31, 2019 to the compensation elements paid in Canadian currency, and we excluded our employees in Germany (10 employees), South Korea (4 employees), the UK (1 employee) and Spain (1 employee), the total number of which is less than 5% of our total workforce (300 employees).
We determined the compensation of our median employee by: (i) calculating the annual total compensation described above for each of our employees, (ii) ranking the annual total compensation of all U.S. and Canadian employees except for the CEO from lowest to highest (a list of 283 employees), and (iii) identifying the employee who ranked number 142 on the list (the “Median Employee”).
As of October 31, 2019, the Company employed 284 employees in the U.S. and Canada, consisting of 263 employees in the U.S. and 21 employees in Canada. The annualized total compensation for fiscal year 2019 for our new CEO, Mr. Few, was $1,393,187 and for the Median Employee was $88,357. The resulting ratio of our CEO’s pay to the pay of our Median Employee for fiscal year 2019 is 15.8 to one.
FUELCELL ENERGY, INC. | PROXY STATEMENT   41

DIRECTOR COMPENSATION
DIRECTOR COMPENSATION

The Compensation Committee periodically reviews Director compensation. In evaluating our Director compensation program, the Compensation Committee is guided by the following principles: compensation should fairly pay the non-employee Directors, compensation should align the interests of our non-employee Directors with the long-term interests of our stockholders and the structure of the compensation program should be simple, transparent and easy for stockholders to understand.
The compensation of the non-employee Directors includes both a cash and an equity component. Our non-employee Directors receive an annual retainer and committee member and chair fees. They may elect to receive these fees in cash or, assuming that the stockholders approve the amendment and restatement of the 2018 Omnibus Incentive Plan as described in Proposal 5 beginning on page 53 of this Proxy Statement, shares of the Company’s common stock. In addition, the non-employee Directors will also receive compensation in the form of an equity award, subject to stockholder approval of the amendment and restatement of the 2018 Omnibus Incentive Plan as described in Proposal 5 beginning on page 53 of this Proxy Statement.
FISCAL 2019 ANNUAL DIRECTOR COMPENSATION
For fiscal 2019, our annual non-employee Director compensation consisted of:
■
a retainer of $35,000 per year for service as a Director;

■
an annual equity award valued at $50,000 for service as a Director; and

■
non-chair committee fees of $5,000 for the first committee on which a non-employee Director is a member and $2,500 for each additional committee on which he or she is a member.

In addition, the non-employee Chairman of the Board received an annual fee of $20,000, and Chair committee fees were $12,500 for each of the Compensation, Audit and Finance and Nominating and Corporate Governance Committees. A Director will receive pro-rated fees if he or she does not finish his or her then-current term as a Director.
The annual equity award of $50,000 granted to non-employee Directors described above is granted on the date of the Company’s annual stockholder meeting, is awarded in the form of restricted stock units, and vests over the course of the twelve-month service period commencing with the date of each annual stockholder meeting.
Fiscal 2019 was one of extraordinary Board engagement as we worked to restructure our management team and our operations. During fiscal 2019, our Board held 56 Board meetings and 27 separate committee meetings. This is almost five times the average number of meetings among our new peer group as recommended by Meridian as described in the “Competitive Market Analysis” section on page 27 of this Proxy Statement. In light of the extraordinary effort undertaken by our Board, subsequent to the end of fiscal 2019, we engaged Meridian to review our Board compensation and make recommendations as to how we can fairly compensate our Board for the time and effort expended during fiscal 2019, and to ensure that our Board compensation going forward is fair, is aligned with the long-term interests of our stockholders, and positions the Company to attract and retain qualified non-employee Directors.
The findings of Meridian reflect that the level of Board activity for our Company has been, and will likely continue to be, exceptional, and we believe and Meridian agrees that it would be appropriate to compensate our Directors for that level of activity.
After reviewing and considering the report of Meridian, the level of activity required as a non-employee Director of the Company, the interests of our stockholders, and the need to attract and retain qualified Directors, our Compensation Committee has determined to: (i) provide each current non-employee Director who served as a non-employee Director as of October 31, 2019 with a one-time cash payment of $45,000 to compensate for the extraordinary level of Board activity during fiscal 2019, (ii) adjust the non-employee Director stock ownership guidelines to require non-employee Directors to hold shares of the Company’s common stock wth a value equal to the lesser of 30,000 shares or 3 times the amount of the annual cash retainer for service as a Director; and (iii) adjust the cap on the amount of all awards granted to non-employee Directors in a fiscal year, taken together with any cash fees paid during a calendar year to the non-employee Director, from $200,000 to $250,000 and double such limit in the first year in which an individual serves as a non-employee Director.
We believe that making the foregoing adjustments will more fairly compensate our non-employee Directors for their level of activity and effort and better position the Company to attract and retain non-employee Directors, all of which is in the best interest of our stockholders.
NEW BOARD MEMBERS
Upon election to the Board, a non-employee Director will be granted an equity award in the form of Restricted Stock Units (also referred to herein as RSUs) valued at $50,000, pro-rated from the date of his or her initial appointment to the end of the service year (which ends at the
42   FUELCELL ENERGY, INC. | PROXY STATEMENT

DIRECTOR COMPENSATION

annual stockholder meeting). The per share fair market value of each award is based upon the closing market price of the Company’s common stock on the date of grant.
DIRECTORS DEFERRED COMPENSATION PLAN
Pursuant to our Directors Deferred Compensation Plan, non-employee Directors may elect to defer, until a predetermined date or until they leave the Board, receipt of all or a portion of their fees, whether paid in cash or common stock. The election to defer receipt of all or a portion of his or her fees must be made by a non-employee Director prior to December 31st of each calendar year or, with respect to a newly-eligible Director, within 30 days after he or she becomes eligible to participate in the Directors Deferred Compensation Plan.
REIMBURSEMENT OF EXPENSES
We reimburse the non-employee Directors for reasonable expenses incurred in connection with the performance of their duties as members of the Board.
FISCAL 2019 NON-EMPLOYEE DIRECTOR COMPENSATION
The following table sets forth the total compensation earned by our non-employee Directors during the fiscal year ended October 31, 2019.
Name of Director	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)(2)	All Other Compensation ($)	Total ($)(3)
James H. England	—	115,000	—	—	115,000
Jason Few(4)	14,167	38,199	—	—	52,366
Chris Groobey(5)	—	—	—	—	—
Matthew F. Hilzinger	—	115,000	—	—	115,000
Christina Lampe-Onnerud(6)	14,167	—	—	—	14,167
John A. Rolls(7)	—	—	—	—	—
Christopher S. Sotos(8)	—	—	—	—	—
Natica von Althann	—	105,000	—	—	105,000
The following table describes the total compensation earned by our non-employee Directors during the fiscal year ended October 31, 2019, categorized by type of consideration earned.
Name of Director	Annual Equity Award ($)	Annual Retainer Fees ($)	Committee Participation Fees ($)	Total ($)(3)
James H. England	50,000	35,000	30,000	115,000
Jason Few(4)	19,589	25,379	7,398	52,366
Chris Groobey(5)	—	—	—	—
Matthew F. Hilzinger	50,000	35,000	30,000	115,000
Christina Lampe-Onnerud(6)	—	11,667	2,500	14,167
John A. Rolls(7)	—	—	—	—
Christopher S. Sotos(8)	—	—	—	—
Natica von Althann	50,000	35,000	20,000	105,000
(1)
The amounts reported represent the aggregate grant date fair value of the stock option and stock awards granted in fiscal year 2018 determined in accordance with FASB ASC Topic 718. Additional information about the assumptions that we used in valuing these awards is set forth in our Annual Report on Form 10-K in Note 17 to the Notes to Consolidated Financial Statements for our fiscal year ended October 31, 2019. Stock awards to directors are unrestricted shares of common stock that are not subject to any vesting provisions.

(2)
The options to purchase shares of our common stock granted to our non-employee Directors vest at a rate of 25% per quarter from date of grant.

(3)
The amount reported represents the aggregate dollar amount of all fees and other remuneration earned for services as a non-employee Director, including annual retainer fees, committee and/or chair fees and equity awards.

(4)
Mr. Few was appointed as our President and Chief Executive Officer effective as of August 26, 2019. Accordingly, his non-employee Director compensation for fiscal year 2019 was pro-rated to reflect the number of days he served as a non-employee Director prior to his appointment as President and Chief Executive Officer.

(5)
Mr. Groobey was appointed to the Board as a non-employee Director on November 20, 2019. Accordingly, he did not receive any compensation in fiscal 2019.

FUELCELL ENERGY, INC. | PROXY STATEMENT   43

DIRECTOR COMPENSATION
(6)
Ms.Lampe-Onnerud resigned from the Board effective March 19, 2019. The amounts reported represent pro-rated fees for her service on the Board from the date of her appointment, November 8, 2018.

(7)
Mr. Rolls retired from the Board effective April 4, 2019.

(8)
Mr. Sotos is President and Chief Executive Officer of Clearway Energy. Our Board determined that Mr. Sotos was not an independent Director. Mr. Sotos did not receive compensation for his service as a Director. Mr. Sotos did not stand for re-election at the 2019 Annual Meeting.

44   FUELCELL ENERGY, INC. | PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information as of February 14, 2020 with respect to: (a) each of our Directors; (b) each of our named executive officers named in the Fiscal 2019 Summary Compensation Table under the heading “Executive Compensation” on page 34 of this Proxy Statement (also referred to herein as NEOs); (c) all of our Directors and executive officers as a group; and (d) the stockholders known to us who beneficially own more than five percent of the outstanding common stock of the Company.
We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and dispositive power with respect to all shares of common stock they beneficially own. Applicable percentage ownership is based on 210,968,053 shares of common stock outstanding on February 14, 2020. In computing the number of shares of common stock beneficially owned by a person and the applicable percentage ownership of that person, we deemed outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of February 14, 2020. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Beneficial ownership representing less than one percent is denoted with an asterisk (“*”).
Unless indicated otherwise, the address of each holder is in care of FuelCell Energy, Inc., 3 Great Pasture Road, Danbury, CT 06810.
Name	Position	Number of Shares Beneficially Owned(1)	Percentage Beneficially Owned
Jason Few(2)	President, Chief Executive Officer and Chief Commercial Officer; Director	6,876	*
Michael S. Bishop	Executive Vice President, Chief Financial Officer and Treasurer	16,346	*
Jennifer D. Arasimowicz	Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary	9,298	*
Michael J. Lisowski	Executive Vice President and Chief Operating Officer	1,939	*
Anthony J. Leo	Executive Vice President and Chief Technology Officer	9,136
James H. England(3)	Director	9,126	*
Chris Groobey(4)	Director	20,012	*
Matthew F. Hilzinger(5)	Director	10,158	*
Natica von Althann(6)	Director	21,158	*
Arthur A. Bottone(7)	Former President and Chief Executive Officer; Former Director	33,554	*
Anthony F. Rauseo(8)	Former Senior Vice President and Chief Operating Officer	17,490	*
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (11 PERSONS)		155,093	*
Lawrence I. Rosen	—	10,928,700(9)	5.18%
*
Less than one percent.

(1)
Unless otherwise noted, each person identified possesses sole voting and investment power with respect to the shares listed.

(2)
Mr. Few’s shareholdings include 5,347 deferred stock units.

(3)
Mr. England’s shareholdings include options to purchase 8,848 shares of common stock, which are currently exercisable.

(4)
Mr. Groobey was appointed to the Board on November 20, 2019.

(5)
Mr. Hilzinger’s shareholdings include 9,881 deferred stock units and options to purchase 277 shares of common stock, which are currently exercisable.

(6)
Ms. von Althann’s shareholdings include 18,964 deferred stock units and options to purchase 277 shares of common stock, which are currently exercisable.

(7)
Mr. Bottone’s service as an officer and a director of the Company ended on June 5, 2019. Mr. Bottone’s shareholdings are as of April 5, 2019, the date of his last Form 4 filing, as adjusted to reflect the reverse stock split that was effected in May 2019.

(8)
Mr. Rauseo’s service as an officer of the Company ended on April 12, 2019. Mr. Rauseo’s shareholdings are as of April 5, 2019, the date of his last Form 4 filing, as adjusted to reflect the reverse stock split that was effected in May 2019.

(9)
The number of shares beneficially owned set forth in the table is as of December 31, 2019, as reported by Lawrence I. Rosen in a Schedule 13G filed with the Securities and Exchange Commission on February 10, 2020. The address for Lawrence I. Rosen is 5500 Island Estates Drive, Suite 1108N, Aventura, FL 33160.

FUELCELL ENERGY, INC. | PROXY STATEMENT   45

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s officers, Directors and persons who own more than ten percent of the issued and outstanding shares of the Company’s common stock to file reports of beneficial ownership and changes in beneficial ownership with the SEC and to furnish copies of all Section 16(a) forms to the Company. To our knowledge, based solely on a review of the copies of such reports furnished to us and on written representations that no other reports were required, all filings for the fiscal year ended October 31, 2019 were made on a timely basis, except for the following filings. In connection with their appointment to the Board on November 8, 2018, Jason Few and Christina Lampe-Onnerud each received an award of restricted stock units on November 8, 2018. The Form 3 and the Form 4 required to be filed by Mr. Few in connection with his appointment and this award were not timely filed, but were filed on November 19, 2018. The Form 3 and the Form 4 required to be filed by Ms. Lampe-Onnerud in connection with her appointment and this award were not timely filed, but were filed on November 27, 2018.
Subsequent to the end of fiscal year 2019, on November 20, 2019, Chris Groobey was appointed to the Board. In connection with his appointment to the Board, Mr. Groobey received an award of restricted stock units on November 20, 2019. The Form 3 and the Form 4 required to be filed by Mr. Groobey in connection with his appointment and this award were not timely filed, but were filed on December 2, 2019.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The Audit and Finance Committee reviews and, as appropriate, approves and ratifies “related person” transactions, defined as any transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness), or any series of similar transactions, arrangements or relationships, in which (a) the aggregate amount involved exceeds or will or may be expected to exceed the lesser of $120,000 or one percent of the average of the Company’s total assets at year end for the last two completed fiscal years, (b) the Company is a participant, and (c) any Related Person has or will have a direct or indirect material interest (other than solely as a result of being a less than 10 percent beneficial owner of another entity). A “Related Person” is any (a) person who is an executive officer, Director or nominee for election as a Director of FuelCell Energy, (b) greater than five percent beneficial owner of our outstanding common stock, or (c) Immediate Family Member of any of the foregoing. An “Immediate Family Member” is any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and any person (other than a tenant or employee) sharing the household of a person. We do not have written policies or procedures for related person transactions but rely on the Audit and Finance Committee’s exercise of business judgment, consistent with Delaware law, in reviewing such transactions.
ENBRIDGE INC.

Mr. England, the Chairman of the Board, is a director of Enbridge Inc. (“Enbridge”).
Enbridge transports and distributes energy across North America through the employment of more than 6,000 people in Canada and the United States. Enbridge is headquartered in Toronto, Canada and is publicly held, trading on the Canadian stock exchange under the symbol “ENB”.
In connection with our acquisition of Global Thermoelectric Inc. in November 2003, we acquired a preferred share obligation relating to 1,000,000 Class A Cumulative Redeemable Exchangeable Preferred Shares (the “Series 1 Preferred Shares”) held by Enbridge, which were issued by our Canadian subsidiary, FCE FuelCell Energy Ltd. (“FCE Ltd.”).
On March 31, 2011 and April 1, 2011, the Company entered into agreements with Enbridge to modify the provisions of the Series 1 Preferred Shares of FCE Ltd. Consistent with the previous Series 1 Preferred Share agreement, the Company continues to guarantee the return of principal and dividend obligations of FCE Ltd. to the holders of Series 1 Preferred Shares under the modified agreement.
As of October 31, 2019, FCE Ltd. or the Company, as the guarantor of FCE Ltd.’s payment obligations with respect to the Series 1 Preferred Shares, was obligated to pay, on or before December 31, 2020, all accrued and unpaid dividends on the Series 1 Preferred Shares and the balance of the principal redemption price with respect to all of the Series 1 Preferred Shares. Interest under the Series 1 Preferred Shares accrued at an annual rate of 5%. In addition, the holder of the Series 1 Preferred Shares had the right to exchange such shares for fully paid and non-assessable shares of common stock of the Company at certain specified prices, and FCE Ltd. had the option of making dividend payments in the form of common stock of the Company or cash. As of October 31, 2019, the Company did not have sufficient shares available to satisfy these obligations. On January 20, 2020, the Company, FCE Ltd. and Enbridge entered into a letter agreement (the “January 2020 Letter Agreement”), pursuant to which they agreed to amend the articles of FCE Ltd. relating to and setting forth the terms of the Series 1 Preferred Shares to: (i) remove the provisions of the articles permitting or requiring the issuance of shares of the Company’s common stock in exchange for the Series 1 Preferred Shares or as payment of amounts due to the holders of the Series 1 Preferred Shares, (ii) remove certain provisions of the articles relating to the redemption of the Series 1 Preferred Shares, (iii) increase the annual dividend rate, commencing on January 1, 2020, to 15%, (iv) extend the final payment date for all accrued and unpaid dividends and all return of capital payments (i.e., payments of the principal redemption price) from December 31, 2020 to December 31, 2021, (v) clarify when dividend and return of capital payments are to be made in the future and extend the quarterly dividend and return of capital payments through December 31, 2021 (which were previously to be paid each quarter through December 31, 2020), (vi) remove certain terms and
46   FUELCELL ENERGY, INC. | PROXY STATEMENT

provisions of the articles that are no longer applicable, and (vii) make other conforming changes to the articles. In addition, the parties agreed to amend the Company’s guarantee in favor of Enbridge as necessary or as the parties may mutually agree, in either case, in order to be consistent with such amended articles and to maintain the Company’s guarantee of FCE Ltd.’s obligations under the Series 1 Preferred Shares.
After taking into account the amendments to the terms of the Series 1 Preferred Shares described in the January 2020 Letter Agreement, the aggregate amount of all accrued and unpaid dividends to be paid on the Series 1 Preferred Shares on December 31, 2021 is expected to be Cdn. $26.5 million and the balance of the principal redemption price to be paid on December 31, 2021 with respect to all of the Series 1 Preferred Shares is expected to be Cdn. $3.5 million.
The Company made its scheduled payments for (i) annual dividend payments of Cdn. $500,000 and (ii) annual return of capital payments of Cdn. $750,000 to Enbridge during fiscal 2018. During fiscal 2019, the Company paid an aggregate amount of Cdn. $0.3 million to Enbridge. The Company’s return of capital and dividend payments were not timely made for the calendar quarters ended on March 31, 2019, June 30, 2019 and September 30, 2019. However, subsequent to the end of fiscal 2019, the Company made the return of capital and dividend payments for the obligations due as of March 31, 2019, June 30, 2019 and September 30, 2019, in an aggregate amount of Cdn. $0.9 million. The Company recorded interest expense, which reflects the amortization of the fair value discount of approximately Cdn. $3.0 million and Cdn. $2.8 million in the fiscal years ended October 31, 2019 and 2018, respectively. As of October 31, 2019 and 2018, the carrying value of the Series 1 Preferred Shares was Cdn. $22.7 million ($17.2 million) and Cdn. $20.9 million ($15.9 million), respectively, and was classified as preferred stock obligation of the subsidiary on the Company’s Consolidated Balance Sheets.
In addition to the above, the significant terms of the Series 1 Preferred Shares include the following:
■
Voting Rights – The holders of the Series 1 Preferred Shares are not entitled to any voting rights.

■
Dividends – Dividend payments must be made in cash.

■
Redemption – Holders of the Series 1 Preferred Shares do not have any mandatory or conditional redemption rights.

■
Liquidation or Dissolution – In the event of the liquidation or dissolution of FCE Ltd., the holders of Series 1 Preferred Shares will be entitled to receive Cdn. $25.00 per share less any amounts paid as a return of capital in respect of such share plus all unpaid dividends and accrued interest. The Company has guaranteed any liquidation obligations of FCE Ltd.

During fiscal years 2019 and 2018, the Company did not recognize any revenue from Enbridge.
CLEARWAY ENERGY, INC.

Christopher S. Sotos, who was a Director of our Company through April 4, 2019 but did not stand for re-election at the 2019 Annual Meeting, is President, Chief Executive Officer and a director of Clearway Energy, Inc. (“Clearway”), formerly NRG Yield.
Clearway is a leading publicly-traded energy infrastructure investor focused on modern, sustainable and long-term contracted assets across North America. Clearway’s environmentally-sound asset portfolio includes over 7,000 megawatts of wind, solar and natural gas-fired power generation facilities, including fuel cells, as well as district energy systems.
On February 27, 2015, the Company entered into an agreement with NRG Yield to sell a 1.4 MW fuel cell power plant located at the University of Bridgeport to NRG Yield. The Company has an agreement with NRG Yield to provide operations and maintenance service for the plant. On April 5, 2018, the Company sold a second project asset located at the Tulare, California wastewater treatment plant to NRG Yield. The Company has an agreement with NRG Yield to provide operations and maintenance service for the plant. The Company realized revenue from NRG Yield in fiscal 2019 of $0.9 million and in fiscal 2018 of $13.1 million.
FUELCELL ENERGY, INC. | PROXY STATEMENT   47

AUDIT AND FINANCE COMMITTEE REPORT
During fiscal year 2019, the Audit and Finance Committee of the Board reviewed the quality and integrity of the Company’s consolidated financial statements, the effectiveness of its system of internal control over financial reporting, its compliance with legal and regulatory requirements, the qualifications and independence of KPMG LLP, its independent registered public accounting firm, the performance of KPMG LLP and other significant audit matters.
In performing its responsibilities, the Audit and Finance Committee has reviewed and discussed with management and KPMG LLP the audited consolidated financial statements for the year ended October 31, 2019. The Audit and Finance Committee has also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the U.S. Securities and Exchange Commission.
Pursuant to the applicable requirements of the PCAOB regarding the independent auditors’ communication with the Audit and Finance Committee concerning independence, the Audit and Finance Committee received written disclosure from the independent registered public accounting firm, and discussed with the auditors their independence. The Audit and Finance Committee has concluded that KPMG LLP’s independence had not been impaired.
Based on the review and discussions noted above, the Audit and Finance Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2019 and be filed with the U.S. Securities and Exchange Commission.
Submitted by:
Audit and Finance Committee
Matthew F. Hilzinger (Chair)
James H. England
Chris Groobey
Natica von Althann
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

KPMG LLP
	2019 ($)	2018 ($)
Audit Fees	929,959	640,151
Audit Related Fees	135,000	118,000
Tax Fees	—	—
All Other Fees	—	—
TOTAL	1,064,959	758,151
AUDIT FEES

Audit fees include the aggregate fees billed for the audit of the Company’s annual consolidated financial statements, the evaluation of the effectiveness of internal controls over financial reporting, reviews of each of the quarterly consolidated financial statements included in the Company’s Forms 10-Q, and services related to SEC filing matters. The amount shown for fiscal 2019 included $14,959 of out-of-pocket expenses.
AUDIT-RELATED FEES

Audit-related fees billed to the Company by KPMG LLP for the fiscal year ended October 31, 2019 relate to services provided in connection with equity offerings.
The audit-related fees billed to the Company by KPMG LLP for the fiscal year ended October 31, 2018 were related to services provided in connection with SEC registration statements and equity offerings.
As set forth in its charter, it is the policy of our Audit and Finance Committee to pre-approve all audit and non-audit services provided by KPMG LLP.
48   FUELCELL ENERGY, INC. | PROXY STATEMENT

OTHER PROPOSALS
PROPOSAL 2  RATIFICATION OF SELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING OCTOBER 31, 2020
The Audit and Finance Committee of the Board has selected KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2020 and is requesting ratification by the stockholders of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2020. KPMG LLP was our independent registered public accounting firm for the fiscal year ended October 31, 2019 and has served as our independent registered public accounting firm since 1995.
KPMG LLP representatives are expected to attend the virtual Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.
The Audit and Finance Committee of the Board considered a number of factors in determining whether to re-engage KPMG LLP as the Company’s independent registered public accounting firm, including the length of time the firm has served in this role, the firm’s professional qualifications and resources, the firm’s past performance and the firm’s capabilities in handling the breadth and complexity of our business, as well as the potential impact of changing independent registered public accounting firms.
The Board and the Audit and Finance Committee believe that the continued retention of KPMG LLP as our independent registered public accounting firm is in the best interests of the Company and its stockholders. Accordingly, we are asking our stockholders to ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2020. Although ratification is not required by our amended and restated by-laws or otherwise, the Board is submitting the selection of KPMG LLP to our stockholders for ratification as a matter of good corporate practice. If stockholders do not ratify the selection of KPMG LLP, the Audit and Finance Committee will evaluate the stockholder vote when considering the selection of an independent registered public accounting firm for the 2021 fiscal year. In addition, if stockholders ratify the selection of KPMG LLP, the Audit and Finance Committee may nevertheless periodically request proposals from other independent registered public accounting firms and as a result of such process may select KPMG LLP or another firm as our independent registered public accounting firm.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING OCTOBER 31, 2020.

FUELCELL ENERGY, INC. | PROXY STATEMENT   49

OTHER PROPOSALS
PROPOSAL 3  ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are providing our stockholders with the option to cast a non-binding advisory vote on the compensation of our named executive officers or NEOs. This advisory stockholder vote, commonly known as a “say-on-pay” vote, provides stockholders with the opportunity to endorse or not endorse the Company’s fiscal 2019 executive compensation programs and policies and the compensation paid to our NEOs as discussed in the Compensation Discussion and Analysis beginning on page 22, the accompanying compensation tables and the related narrative disclosure.
As discussed in the Compensation Discussion and Analysis section of this Proxy Statement, our compensation principles and underlying programs are designed to ensure the attraction and retention of executive officers in a reasonable and cost-effective manner, to motivate their performance in the achievement of the Company’s business objectives and to align the interests of the executive officers with the long-term interests of the Company’s stockholders. We believe our compensation policies and procedures demonstrate a transparent link between pay and performance.
Because say-on-pay votes are advisory and non-binding, voting results cannot overrule any decisions made by the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future compensation arrangements for our NEOs.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS SET FORTH IN THE “EXECUTIVE COMPENSATION” SECTION OF THIS PROXY STATEMENT.

50   FUELCELL ENERGY, INC. | PROXY STATEMENT

OTHER PROPOSALS

PROPOSAL 4  THE INCREASE AUTHORIZED SHARES PROPOSAL
GENERAL DESCRIPTION OF PROPOSAL

The Board has approved a proposed amendment, subject to stockholder approval, to Article FOURTH of the Certificate of Incorporation of the Company, as amended (the “Certificate”), that increases the number of authorized shares of common stock from 225,000,000 shares to 337,500,000 shares. An increase in the number of authorized shares will not have a dilutive effect on the value of our stockholders’ common stock; only the actual issuance of additional common stock would have such an effect.
This proposal is referred to in this Proxy Statement as the “Increase Authorized Shares Proposal” or “Proposal 4.”
CURRENT CAPITALIZATION

As of February 14, 2020, we were authorized to issue up to 225,000,000 shares of our common stock, 210,968,053 shares of our common stock were issued and outstanding, and, as described in the table below, 10,275,873 shares of our common stock were reserved for issuance.
Shares of Common Stock Reserved for Issuance
Shares Reserved for Future Grants of Awards Under the 2018 Omnibus Incentive Plan(1)	42,572
Shares Reserved for Future Issuance Under 2018 Employee Stock Purchase Plan	32,047
Shares Reserved for Issuance Upon Conversion of 5% Series B Cumulative Convertible Perpetual Preferred Stock	37,837
Shares Reserved for Issuance Upon Exercise of Outstanding Options to Purchase Common Stock	24,927
Shares Reserved for Issuance Upon Exercise of Outstanding Series C Warrants	964,114
Shares Reserved for Issuance Upon Vesting of Restricted Stock Units	173,222
Shares Potentially Issuable in Settlement of Restricted Stock Units to be Granted to Chief Executive Officer(2)	1,000,000
Shares Reserved for Potential Issuance Under At Market Issuance Sales Agreement(3)	1,154
Shares Reserved for Issuance Upon Exercise of Warrants Issued Under 2019 Credit Facility	8,000,000
TOTAL SHARES OF COMMON STOCK RESERVED FOR ISSUANCE AS OF FEBRUARY 14, 2020	10,275,873
(1)
Includes only the 42,572 shares reserved for future grants of awards under the 2018 Omnibus Incentive Plan, and does not include any additional shares that may be available for future grants of awards under the amended and restated 2018 Omnibus Incentive Plan, in the event that such amendment and restatement is approved by the stockholders as described in Proposal 5.

(2)
Up to a maximum of 1,000,000 shares of our common stock may become issuable in settlement of restricted stock units to be granted pursuant to an employment agreement, effective as of August 26, 2019, between us and Jason Few, our President and Chief Executive Officer, contingent on stockholder approval of a sufficient number of additional shares under the amended and restated 2018 Omnibus Incentive Plan (as described in Proposal 5) to settle the restricted stock unit award in shares and, for 500,000 of the shares, contingent on achievement of a stock price performance goal.

(3)
Up to 1,154 shares are available for future issuance and sale pursuant to an At Market Issuance Sales Agreement, dated October 4, 2019, between us and B. Riley FBR, Inc., as sales agent.

In addition to the authorized shares of common stock, the Company is authorized to issue up to 250,000 shares of preferred stock, par value $0.01 per share, in one or more series designated by our Board, of which 105,875 shares have been designated as 5% Series B Cumulative Convertible Perpetual Preferred Stock (“Series B Preferred Stock”). Pursuant to our Certificate, our undesignated shares of preferred stock include all of our shares of preferred stock that were previously designated as Series C Convertible Preferred Stock and Series D Convertible Preferred Stock, as all such shares have been retired and therefore have the status of authorized and unissued shares of preferred stock undesignated as to series. On February 14, 2020, 64,020 shares of Series B Preferred Stock were issued and outstanding. Neither the number of shares of preferred stock that the Company is authorized to issue, nor the preferences, rights or other characteristics of any preferred stock, would be changed by this Increase Authorized Shares Proposal.
PURPOSE OF THE AMENDMENT

The Board is recommending the increase in authorized shares of common stock for future corporate needs. The Board believes that these additional shares will provide the Company with needed flexibility to issue shares in the future to take advantage of market conditions or favorable opportunities without the potential expense or delay incident to obtaining stockholder approval for a particular issuance. The 3,756,074 shares of common stock available for issuance as of February 14, 2020 represent approximately 1.67% of the 225,000,000 shares of common stock we are authorized to issue under our Certificate. If this Increase Authorized Shares Proposal is approved, the number of authorized shares and the number of shares available for issuance would increase by 112,500,000 shares, resulting in common stock available for issuance, after taking into account the 10,275,873 shares of common stock reserved for issuance as of February 14, 2020, representing 34.45% of the 337,500,000 shares of common stock that would be authorized for issuance.
FUELCELL ENERGY, INC. | PROXY STATEMENT   51

OTHER PROPOSALS
Shares authorized may be issued by the Board in its discretion, subject to any further stockholder action required in the case of any particular issuance by applicable law, by regulatory agency, or under the rules of The Nasdaq Stock Market (“Nasdaq”) or any stock exchange on which our common stock may then be listed. The newly authorized shares of common stock would be issuable for any proper corporate purposes, including future acquisitions, investment opportunities, the establishment of collaboration or other strategic agreements, capital raising transactions of equity or convertible debt securities, future at the market offerings of common stock, stock splits, stock dividends, issuance under current or future employee equity plans or for other corporate purposes. Currently, there are no immediate plans, arrangements, commitments or understandings with respect to the issuance of any of the additional shares of common stock which would be authorized by the proposed amendment to the Certificate described in this Increase Authorized Shares Proposal.
RIGHTS OF ADDITIONAL AUTHORIZED SHARES

The additional authorized shares of common stock, when issued, would be part of the existing class of common stock and would have the same rights and privileges as the shares of common stock presently outstanding. Holders of shares of our common stock (solely in their capacity as holders of shares of our common stock) have no preemptive rights or rights to convert their shares of our common stock into any other securities. Accordingly, should the Board elect to issue additional shares of our common stock, existing holders of shares of our common stock would not have any preferential rights to purchase the shares.
POTENTIAL ADVERSE EFFECTS OF THE AMENDMENT

Future issuance of common stock or securities convertible into our common stock could have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current stockholders. In addition, the availability of additional shares of our common stock for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company under a possible take-over scenario. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company. This Increase Authorized Shares Proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent the Board from taking any appropriate actions not inconsistent with its fiduciary duties.
EFFECTIVENESS OF THE AMENDMENT

If the proposed amendment to the Certificate described in this Increase Authorized Shares Proposal is approved by our stockholders, it will become effective upon the filing of a Certificate of Amendment to the Certificate of the Company with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”).
RISKS TO STOCKHOLDERS OF NON-APPROVAL

If the proposed amendment to the Certificate described in this Increase Authorized Shares Proposal is not approved by our stockholders, it may impede the Company’s ability to raise equity capital should the need arise. If the Company is not able to raise equity capital, it may cause the loss of significant business opportunities, which could adversely affect our financial performance, growth and ability to continue our operations. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and the Board does not intend or view the proposed increase in authorized common stock to be an anti-takeover measure.
VOTE REQUIRED

Approval of this Proposal 4 (otherwise referred to as the Increase Authorized Shares Proposal) requires the affirmative vote of the holders of a majority of the shares of our common stock outstanding as of the record date for the Annual Meeting. This proposal is a “routine” matter under NYSE Rule 452 on which brokers may vote without instruction from beneficial owners. Therefore, there will be no broker non-votes with respect to this proposal. Abstentions will have the effect of a vote “AGAINST” this proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE INCREASE AUTHORIZED SHARES PROPOSAL.

52   FUELCELL ENERGY, INC. | PROXY STATEMENT

OTHER PROPOSALS

PROPOSAL 5  THE AMENDMENT AND RESTATEMENT OF THE 2018 OMNIBUS INCENTIVE PLAN
GENERAL DESCRIPTION OF PROPOSAL

The Board is asking stockholders to approve the amendment and restatement of the FuelCell Energy, Inc. 2018 Omnibus Incentive Plan (the “Plan”), including the authority to issue 4,000,000 additional shares of our common stock (the “Shares”) under the Plan. The additional Shares would include the 1,000,000 shares currently reserved for settlement of restricted stock units to be granted pursuant to an employment agreement, effective as of August 26, 2019, between us and Jason Few, our President and Chief Executive Officer, contingent upon stockholder approval of this Proposal 5 (the “Sign-On Award”). If the Plan as amended and restated (the “Amended and Restated Plan”) is approved, it would also increase the annual limit on the grant-date fair value of awards to any non-employee Director from $200,000 to $250,000. On February 6, 2020, the Board approved the Amended and Restated Plan, subject to stockholder approval of the Amended and Restated Plan at the Annual Meeting.
We believe that adoption of the Amended and Restated Plan is necessary in order to allow us to continue to use equity awards as part of our ongoing compensation strategy for our executives, non-employee Directors and other employees. Awards under the Amended and Restated Plan will support the creation of long-term value and returns for our stockholders.
The purpose of the Amended and Restated Plan is to promote the best interests of the Company and our stockholders by providing key employees, consultants and non-employee Directors with an opportunity to acquire Shares or receive monetary payments. The Amended and Restated Plan is intended to promote management continuity and increased incentive and personal interest in the welfare of the Company by those key employees who are primarily responsible for shaping and carrying out our long-range plans and securing our continued growth and financial success. In addition, by encouraging stock ownership by non-employee Directors, we seek to attract and retain highly competent Board members and to provide a further incentive to serve as a Director.
If the Amended and Restated Plan is approved, it would bring the total number of Shares available for future grants under the Plan to a total of 4,042,572, based on the 42,572 shares remaining available for future grants under the Plan as of February 14, 2020, and the total number of Shares reserved under the Plan since its adoption in 2018 to 4,333,333, after taking into account the one-for-twelve reverse stock split effected by the Company in May 2019 which reduced the number of shares reserved under the Plan from 4,000,000 to 333,333.
As of February 14, 2020, the following equity awards were outstanding under the Plan: 24,927 stock options, with a weighted average exercise price of $104.73 and an average remaining term of 5.9 years, and 197,230 Shares of restricted stock or restricted stock units. The Shares subject to these awards represented approximately 0.11% of our issued and outstanding shares on February 14, 2020. If the Amended and Restated Plan is approved, an additional 4,000,000 Shares (including the 1,000,000 Shares issuable pursuant to the Sign-On Award) will be available for future grants, representing approximately an additional 1.9% of our issued and outstanding Shares. The total of the Shares remaining available for future grants and the Shares subject to outstanding awards if the Amended and Restated Plan is approved is expected to represent total potential equity dilution of approximately 2%. The Board believes that this potential equity dilution if the Amended and Restated Plan is approved constitutes reasonable potential equity dilution.
If the Amended and Restated Plan is not approved, then the Plan will remain in effect in accordance with its existing terms. However, there will be insufficient shares available under the Plan to make the Sign-On Award or annual or retention awards to executives, key employees and non-employee Directors or to provide grants to new hires in the coming years. In this event, the Compensation Committee would be required to modify its compensation philosophy and devise other programs to attract, retain and compensate its executives, key employees and non-employee Directors.
The Plan was originally approved by the Company’s stockholders on April 5, 2018, and became effective on that date. The Plan includes, and the Amended and Restated Plan would continue to include, provisions designed to protect stockholder interests and promote effective corporate governance including:
■
The number of shares available for issuance under the Amended and Restated Plan does not adjust based upon the number of outstanding shares of common stock;

■
Stock options and stock appreciation rights may not be priced at less than the fair market value of common stock on the grant date;

■
Certain limits on annual awards to non-employee Directors;

■
Re-pricing of stock options and stock appreciation rights is prohibited and any such action would require stockholder approval;

■
The Plan requires a vesting period of one year for all awards granted under the Plan;

■
Material amendments to the Plan require stockholder approval; and

■
The Plan is administered by an independent committee of our Board of Directors.

If the Amended and Restated Plan is approved by our stockholders, the Amended and Restated Plan will become effective on April 9, 2020 (the “Effective Date”), and we would plan to register the additional 4,000,000 shares reserved under the Amended and Restated Plan on a Registration Statement on Form S-8. If our stockholders do not approve the Amended and Restated Plan, then the Plan will remain in effect
FUELCELL ENERGY, INC. | PROXY STATEMENT   53

OTHER PROPOSALS
in accordance with its existing terms. However, there will be insufficient shares available under the Plan to make the Sign-On Award or annual or retention awards to executives, key employees and non-employee Directors or to provide grants to new hires in the coming years. In this event, the Compensation Committee would be required to modify its compensation philosophy and devise other programs to attract, retain and compensate its executives, key employees and non-employee Directors.
SUMMARY OF THE MATERIAL PROVISIONS OF THE AMENDED AND RESTATED PLAN

A summary description of the material terms of the Amended and Restated Plan follows below. The summary description is qualified in its entirety by reference to the full text of the Amended and Restated Plan, which is attached to this Proxy Statement as Annex A. Any inconsistencies between this summary and the text of the Amended and Restated Plan will be governed by the text of the Amended and Restated Plan. The closing price of a share of our common stock on the Nasdaq Global Market on February 14, 2020 was $2.08.
Purpose

The two complementary purposes of the Plan are to help us attract and retain our executives and other key employees, Directors, consultants and advisors and to increase stockholder value. The Plan accomplishes these purposes by offering participants the opportunity to acquire Shares, receive monetary payments based on the value of such common stock or receive other incentive compensation on the terms that the Amended and Restated Plan provides.
Eligible Participants

The Compensation Committee or its delegates, as applicable, may grant awards to key employees of the Company or its affiliates and non-employee Directors of the Board. Based on employment levels as of February 14, 2020, approximately 160 employees, and 4 non-employee Directors would be eligible to participate in the Amended and Restated Plan, although the number of individuals who are selected to participate in the Amended and Restated Plan may vary from year to year.
Available Shares

Subject to the adjustment provisions included in the Amended and Restated Plan, a total of 4,333,333 Shares will be authorized for awards granted under the Amended and Restated Plan as of the date of stockholder approval. This would represent an increase of 4,000,000 Shares from the number of Shares previously reserved under the Plan, as such number was adjusted for the one-for-twelve reverse stock split effected by the Company in May 2019. If the Amended and Restated Plan is approved, the limit on the number of Shares that may be issued upon the exercise of “incentive stock options” (within the meaning of Section 422 of the Code) will be increased from 33,333 to 433,333 Shares. This reserve will be reduced by one Share for every one Share that is subject to an award granted under the Amended and Restated Plan, including stock options, stock appreciation rights and any full-value awards, such as restricted stock, restricted stock units or performance share grants.
In general, if an award granted under the Plan lapses, expires, terminates or is cancelled without the issuance of Shares under the award (whether due currently or on a deferred basis); it is determined during or at the conclusion of the term of an award granted under the Amended and Restated Plan that all or some portion of the Shares with respect to which the award was granted will not be issuable, or that other compensation with respect to Shares covered by the award will not be payable on the basis that the conditions for such issuance will not be satisfied; Shares are forfeited under an award; an award is actually settled in cash; or Shares are issued under any award and we reacquire them pursuant to rights we reserved upon the issuance of the Shares; then in each and every case such Shares again become available for issuance under the Amended and Restated Plan.
Award Limits

If the Amended and Restated Plan is approved by our stockholders, then the limit on the aggregate grant date fair value (determined in accordance with generally accepted accounting principles) of all awards granted to any non-employee Director in a fiscal year, taken together with any cash fees paid during a calendar year to the non-employee Director, will be increased from $200,000 to $250,000. This limit is doubled in the first year in which an individual serves as a non-employee Director.
Plan Administration

The Plan is administered by the Compensation Committee, our Board or another committee (we refer to the applicable committee or our Board, as the case may be, as the “administrator”). The administrator has full discretionary authority to administer the Plan, including but not limited to the authority to: (i) interpret the provisions of the Plan; (ii) prescribe, amend and rescind rules and regulations relating to the Plan; (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any award or any award agreement in the manner and to the extent it deems desirable to carry the Plan or such award into effect; and (iv) make all other determinations necessary or advisable for the administration of the Plan. All administrator determinations will be made in the sole discretion of the administrator and are final and binding on all interested parties.
54   FUELCELL ENERGY, INC. | PROXY STATEMENT

OTHER PROPOSALS

Our Board may delegate some or all of its authority under the Plan to a committee of the Board, and the Compensation Committee may delegate some or all of its authority under the Plan to one or more of our officers, subject in each case to certain limitations specified in the Plan.
Adjustments

Under the terms of the Plan, if:
■
we are involved in a merger or other transaction in which our common stock is changed or exchanged;

■
we subdivide or combine our common stock or we declare a dividend payable in our common stock, other securities (other than stock purchase rights issued pursuant to a stockholder rights agreement) or other property;

■
we effect a cash dividend, the amount of which, on a per share basis, exceeds 10% of the fair market value of a share of common stock at the time the dividend is declared, or we effect any other dividend or other distribution on our common stock in the form of cash, or a repurchase of shares of common stock, that our Board determines is special or extraordinary in nature or that is in connection with a transaction that we characterize publicly as a recapitalization or reorganization involving our common stock; or

■
any other event occurs, which, in the judgment of the administrator necessitates an adjustment to prevent an increase or decrease in the benefits or potential benefits intended to be made available under the Plan; then the administrator will, in a manner it deems equitable to prevent an increase or decrease in the benefits or potential benefits intended to be made available under the Plan and subject to certain provisions of the Code, adjust the number and type of shares of common stock subject to the Plan and which may, after the event, be made the subject of awards; the number and type of shares of common stock subject to outstanding awards; the grant, purchase or exercise price with respect to any award; and the performance goals of an award.

In any such case, the administrator may also provide for a cash payment to the holder of an outstanding award in exchange for the cancellation of all or a portion of the award. The administrator may, in connection with any merger, consolidation, combination, reorganization, or similar corporate transaction or event, substitute, on an equitable basis, the number and kind of shares of stock, other securities, cash or other property holders of Shares are otherwise entitled to in the transaction.
Change of Control

Under the terms of the Plan, if there is a change of control of the Company, then, the following will apply:
If the purchaser, successor or surviving entity (or parent thereof) (the “Surviving Entity”) so agrees, then some or all outstanding awards shall be assumed, or replaced with the same type of award with similar terms and conditions, by the Surviving Entity. If applicable, each award assumed by the Surviving Entity shall be appropriately adjusted, immediately after such change of control, to apply to the number and class of securities which would have been issuable to the participant upon the consummation of such change of control had the award been exercised, vested or earned immediately prior to such change of control. Upon the participant’s termination of employment by the Surviving Entity without cause, or by the participant for good reason (as defined in any employment, retention or similar agreement), in either case within twenty-four months following the change of control, all of the participant’s awards that are in effect as of the date of such termination will be vested in full or deemed earned in full (assuming the target performance goals provided under such award were met, if applicable) effective on the date of such termination.
To the extent the Surviving Entity in the change of control transaction does not assume the awards or issue replacement awards as provided in the preceding paragraph:
(i)
Options and stock appreciation rights will become exercisable and we may cancel them for a cash payment (including a payment of zero, if applicable).

(ii)
Unvested restricted stock and restricted stock units will fully vest.

(iii)
All performance-based awards for which the performance period has not yet expired shall be deemed to have been earned pro rata, based on the period that has elapsed from the beginning of the relevant performance period to the date of the change of control, as if the performance goals are attained as of the effective date of the change of control at the greater of target or actual performance for the period through the date of the change of control, whichever results in the greater amount.

(iv)
Each holder of an incentive award, performance share and/or performance unit that has been earned but not yet paid shall receive an amount of cash equal to the value of the incentive award, performance share and/or performance unit so earned.

(v)
Dividend equivalent units will be paid out on a pro rata basis.

(vi)
Each holder of any type of award not subject to the foregoing provisions shall be entitled to receive a cash payment based on the value of the award as of the date of the change of control.

The terms of any awards that are subject to Code Section 409A will govern the treatment of such awards upon a change of control to the extent required for such awards to remain compliant with Code Section 409A, as applicable.
FUELCELL ENERGY, INC. | PROXY STATEMENT   55

OTHER PROPOSALS
“Change of control” under the Plan means the occurrence of any one of the following:
■
Any person (other than an employee benefit plan of the Company or of any subsidiary of the Company and fiduciaries and certain other parties related to any of these plans) becomes the beneficial owner of securities of the Company representing 50% or more of the combined voting power of our then outstanding securities;

■
We are merged or consolidated with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or the Company engages in a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires 50% or more of the combined voting power of our then outstanding securities. Notwithstanding the foregoing, a merger or consolidation involving the Company will not be considered a change of control if we are the surviving corporation and shares are not converted into or exchanged for stock or securities of any other corporation, cash or any other thing of value, unless persons who beneficially owned shares outstanding immediately prior to such transaction own beneficially less than a majority of the outstanding voting securities of the Company immediately following the merger or consolidation;

■
The Company dissolves and liquidates substantially all of its assets; or

■
At any time when the “continuing directors” cease to constitute a majority of our Board. For this purpose, a “continuing director” means the individuals who, at the original effective date of the Plan, constituted our Board and any new directors (other than directors designated by a person who has entered into an agreement with us to effect a change of control transaction) whose appointment to our Board or nomination for election by our stockholders was approved by a vote of at least two-thirds of the then-serving continuing directors.

If an award is considered deferred compensation subject to the provisions of Code Section 409A, then the administrator may include an amended definition of “change of control” in the award agreement issued with respect to such award as necessary to comply with, or as necessary to permit a deferral under, Code Section 409A.
The Plan does not provide for a “gross-up” for any excise taxes imposed on golden parachute payments under Code Section 4999. Rather, except to the extent the participant has in effect an employment or similar agreement with us or any of our affiliates or is subject to a policy that provides for a more favorable result to the participant, if any payments or benefits paid by us pursuant to the Plan would cause some or all of such payments or benefits in conjunction with any other payments or benefits in connection with a change of control to be subject to the tax imposed by Code Section 4999, then these payments will either be cut back to a level below the amount triggering the tax or be delivered in full, whichever will provide the greater after-tax benefit to the participant.
Types of Awards

The Plan authorizes grants of a variety of awards described below. The Compensation Committee may grant options to any participant it selects, and determines the terms and conditions of each award at the time of grant, subject to the limitations set forth in the Plan, including whether payment of awards may be subject to the achievement of performance goals. The terms and conditions of each award will be set forth in a written agreement.
Options

The administrator has the authority to grant stock options and to determine all terms and conditions of each stock option. A stock option gives the participant the right to purchase Shares at a fixed price, called the “option price,” after the vesting conditions of the option are met and prior to the date the option expires or terminates. The administrator fixes the option price per Share, which may not be less than the fair market value (as defined under the Plan) of the common stock on the date of grant. The administrator determines the expiration date of each option, but the expiration date cannot be later than 10 years after the grant date. Options are exercisable at such times and are subject to such restrictions and conditions as the administrator deems necessary or advisable. The stock option exercise price is payable to us in full upon exercise.
Neither the administrator nor any other person may amend the terms of outstanding stock options or stock appreciation rights to reduce the exercise price of such outstanding stock options or stock appreciation rights; cancel outstanding stock options or stock appreciation rights in exchange for stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original options or stock appreciation rights; or cancel outstanding stock options or stock appreciation rights with an exercise price above the current per share price of the common stock in exchange for cash or other securities.
The administrator may not grant a stock option or stock appreciation right with a grant date that is effective prior to the date the administrator takes action to approve such award.
56   FUELCELL ENERGY, INC. | PROXY STATEMENT

OTHER PROPOSALS

Stock Appreciation Rights

The administrator has the authority to grant stock appreciation rights. A stock appreciation right is the right of a participant to receive cash in an amount, and/or common stock with a fair market value, equal to the appreciation of the fair market value of a share of common stock (called the “grant price”) during a specified period of time. The Plan provides that the administrator determines all terms and conditions of each stock appreciation right, including, among other things: whether the stock appreciation right is granted independently of a stock option or relates to a stock option; a grant price that is not less than the fair market value of the common stock subject to the stock appreciation right on the date of grant; a term that must be no later than 10 years after the date of grant; and whether the stock appreciation right will settle in cash, common stock or a combination of the two.
Performance and Stock Awards

The administrator has the authority to grant awards of restricted stock, restricted stock units, performance shares or performance units. Restricted stock means shares of common stock that are subject to a risk of forfeiture, restrictions on transfer or both a risk of forfeiture and restrictions on transfer. Restricted stock unit means the right to receive a payment equal to the fair market value of one share of common stock. Performance shares means the right to receive shares of common stock to the extent performance goals are achieved. Performance unit means the right to receive a payment valued in relation to a unit that has a designated dollar value or the value of which is equal to the fair market value of one or more shares of common stock, to the extent performance goals are achieved.
The administrator determines all terms and conditions of these types of awards, including, among other things: whether performance goals need to be achieved for the participant to realize any portion of the benefit provided under the award; whether the restrictions imposed on restricted stock or restricted stock units will lapse, and any portion of the performance goals subject to an award will be deemed achieved, upon a participant’s death, disability or retirement; the length of the vesting and/or performance period and, if different, the date on which payment of the benefit provided under the award is made; with respect to performance units, whether to measure the value of each unit in relation to a designated dollar value or the fair market value of one or more shares of common stock; and, with respect to restricted stock units and performance units, whether the awards settle in cash, in shares of common stock, or in a combination of the two.
Incentive Awards

The administrator has the authority to grant annual and long-term incentive awards. An incentive award is the right to receive a cash payment to the extent performance goals are achieved. The administrator will determine all of the terms and conditions of each incentive award, including the performance goals, the performance period, the potential amount payable and the timing of payment, provided that the administrator must require that payment of all or any portion of the amount subject to the award is contingent on the achievement of one or more performance goals during the period the administrator specifies, although the administrator may specify that all or a portion of the goals are deemed achieved upon a participant’s death, disability or retirement, or such other circumstances as the administrator may specify. For long-term incentive awards, the performance period must relate to a period of more than one fiscal year.
Dividend Equivalent Units

The administrator has the authority to grant dividend equivalent units in connection with awards other than options, stock appreciation rights or other stock rights within the meaning of Code Section 409A. A dividend equivalent unit is the right to receive a payment, in cash or shares of common stock, equal to the cash dividends or other distributions that we pay with respect to a share of common stock. No dividend equivalent unit granted in tandem with another award may include vesting provisions more favorable to the participant than the vesting provisions, if any, to which the tandem award is subject.
Other Stock-Based Awards

The administrator has the authority to grant other types of awards, which may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, shares of common stock, either alone or in addition to or in conjunction with other awards, and payable in shares of common stock or cash. Such awards may include unrestricted Shares, which may be awarded, without limitation (except as provided in the Plan), as a bonus, in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, as a bonus, or upon the attainment of performance goals or otherwise, or rights to acquire Shares from us. The administrator determines all terms and conditions of the award, including but not limited to the time or times at which such award is made and the number of shares of common stock to be granted pursuant to such award or to which such award relates.
Nontransferability of Awards

No award under the Plan may be transferable or assignable other than by will or the laws of descent and distribution, except that an award agreement may provide that a participant may designate a beneficiary, transfer an award to a former spouse pursuant to a domestic relations order, or transfer without consideration therefor.
FUELCELL ENERGY, INC. | PROXY STATEMENT   57

OTHER PROPOSALS
Recoupment of Awards

All awards granted under the Plan, and any share of stock issued or cash paid pursuant to such awards, are subject to any recoupment, clawback, equity holding, stock ownership or similar policies adopted by the Company from time to time and any recoupment, clawback, equity holding, stock ownership, or similar requirements made applicable by law, regulation or listing standards to the Company from time to time.
The administrator may terminate or cause a participant to forfeit an award, and require a participant to disgorge to us any gains attributable to an award, if the participant engages in any action constituting, as determined by the administrator in its discretion, cause for termination, or a breach of any agreement between the participant and us or one of our affiliates concerning noncompetition, nonsolicitation, confidentiality, trade secrets, intellectual property, nondisparagement or similar obligations.
Foreign Participation

To assure the viability of awards granted to participants employed or residing in foreign countries, the administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, accounting or custom. Moreover, the administrator may approve such supplements to, or amendments, restatements or alternative versions of, the Plan as it determines are necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the administrator approves for purposes of using the Plan in a foreign country will not affect the terms of the Plan for any other country.
Term

Awards may be granted under the Plan from time to time until the Plan is discontinued or terminated by the Board. No award may be granted under the Plan after the tenth anniversary of the approval of the Plan by stockholders at the Annual Meeting, but awards granted prior to such date may extend beyond that date.
Amendments and Termination

The Board or the administrator may amend, discontinue or terminate the Plan at any time, except:
■
our Board must approve any amendment to the Plan if we determine such approval is required by prior action of the Board, applicable corporate law or any other applicable law;

■
stockholders must approve any amendment to the Plan if we determine that such approval is required by Section 16 of the Exchange Act, the Code, the listing requirements of any principal securities exchange or market on which our common stock is then traded, or any other applicable law; and

■
stockholders must approve any amendment to the Plan that materially increases the number of shares of common stock reserved under the Plan, the incentive stock option award limits or the per participant award limitations set forth in the Plan, that shortens the minimum vesting requirements under the Plan or that diminishes the provisions prohibiting repricing or backdating stock options and stock appreciation rights.

The administrator generally may modify, amend or cancel any award or waive any restrictions or conditions applicable to any award or the exercise of the award. Any modification or amendment that materially diminishes the rights of the participant or any other person who may have an interest in the award, or that cancels any award, will be effective only if agreed to by that participant or other person. The administrator does not need to obtain participant or other interested party consent, however, for the adjustment or cancellation of an award pursuant to the adjustment provisions of the Plan or the modification of an award to the extent deemed necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the common stock is then traded, to the extent the administrator deems necessary to preserve favorable accounting or tax treatment of any award for the Company, or to the extent the administrator determines that the action does not materially and adversely affect the value of an award or that such action is in the best interest of the affected participant or any other person(s) with an interest in the award.
The authority of the administrator to terminate or modify the Plan or awards will extend beyond the termination date of the Amended and Restated Plan. In addition, termination of the Plan will not affect the rights of participants with respect to awards previously granted to them, and all unexpired awards will continue in force after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.
NEW PLAN BENEFITS

As described under the heading “General Description of Proposal,” if the Amended and Restated Plan is approved by our stockholders, then we expect to make a Sign-On Award of up to 1,000,000 restricted stock units to our Chief Executive Officer pursuant to his employment agreement with us. In addition, as described under the heading “Director Compensation,” our non-employee Director annual compensation for fiscal 2019 consisted in part of a retainer paid in the form of an annual equity award. The approximate number of shares expected to be subject to the Sign-On Award, if the maximum level of performance as measured by the applicable performance goals is achieved, and the
58   FUELCELL ENERGY, INC. | PROXY STATEMENT

OTHER PROPOSALS

approximate target grant date value of the equity retainers granted to our non-employee Directors in 2019, which retainers are expected to be awarded again with a similar target value for fiscal 2020, are shown in the following table.
New Plan Benefits
Name and Position	Dollar Value	Number of Units
Jason Few President, Chief Executive Officer and Chief Commercial Officer	N/A	1,000,000
Michael S. Bishop Executive Vice President, Chief Financial Officer and Treasurer	$0	0
Jennifer D. Arasimowicz Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary	$0	0
Michael J. Lisowski Executive Vice President and Chief Operating Officer	$0	0
Anthony J. Leo Executive Vice President and Chief Technology Officer	$0	0
Executive group	N/A	1,000,000
Non-executive director group	$200,000	N/A
Non-executive officer employee group	$0	0
Except for the awards disclosed above, we cannot currently determine the awards that may be granted under the Amended and Restated Plan in the future to our executive officers, non-employee Directors or other persons. Our Board or the Compensation Committee will make such determinations from time to time.
EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information with respect to the Company’s equity compensation plans as of the end of the fiscal year ended October 31, 2019.
Plan Category	Number of Common Shares to be issued upon exercise of outstanding options and rights	Weighted-average exercise price of outstanding options and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders:
Equity incentive plans(1)	24,927	$104.73	65,468
Employee stock purchase plan	—	—	34,539
Total	24,927	$104.73	100,007
(1)
Includes the Plan.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following summarizes certain federal income tax consequences relating to the Plan. The summary is based upon the laws and regulations in effect as of the date of this Proxy Statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt or exercise of awards under foreign, state or local tax laws, and such tax laws may not correspond to the federal income tax treatment described herein. The exact federal income tax treatment of transactions under the Plan will vary depending upon the specific facts and circumstances involved and participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares.
Stock Options

The grant of a stock option under the Plan will create no income tax consequences to us or to the recipient. A participant who is granted a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the common stock at such time over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. Upon the participant’s subsequent disposition of the shares of common stock received with respect to such stock option, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the common stock on the exercise date).
FUELCELL ENERGY, INC. | PROXY STATEMENT   59

OTHER PROPOSALS
In general, a participant will recognize no income or gain as a result of the exercise of an incentive stock option, except that the alternative minimum tax may apply. Except as described below, the participant will recognize a long-term capital gain or loss on the disposition of the common stock acquired pursuant to the exercise of an incentive stock option and we will not be allowed a deduction. If the participant fails to hold the shares of common stock acquired pursuant to the exercise of an incentive stock option for at least two years from the grant date of the incentive stock option and one year from the exercise date, then the participant will recognize ordinary compensation income at the time of the disposition equal to the lesser of the gain realized on the disposition and the excess of the fair market value of the shares of common stock on the exercise date over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. Any additional gain realized by the participant over the fair market value at the time of exercise will be treated as a capital gain.
Stock Appreciation Rights

The grant of a stock appreciation right under the Plan will create no income tax consequences to us or to the recipient. A participant who is granted a stock appreciation right will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the common stock at such time over the grant price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. If the stock appreciation right is settled in shares of our common stock, upon the participant’s subsequent disposition of such shares, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the common stock on the exercise date).
Restricted Stock

Generally, a participant will not recognize income and we will not be entitled to a deduction at the time an award of restricted stock is made under the Plan, unless the participant makes the election described below. A participant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time.
We will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the common stock on the date the restrictions lapse). Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid and we will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.
A participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the participant paid for such restricted stock). If the participant makes such an election, then we will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the participant makes the election, then any cash dividends the participant receives with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by us. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the participant who has made an election subsequently forfeits the restricted stock, then the participant will not be entitled to claim a credit for the tax previously paid. In addition, we would then be required to include as ordinary income the amount of any deduction we originally claimed with respect to such shares.
Restricted Stock Units

A participant will not recognize income and we will not be entitled to a deduction at the time an award of a restricted stock unit is made under the Plan. Upon the participant’s receipt of shares (or cash) at the end of the restriction period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. If the restricted stock units are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).
Performance Shares

The grant of performance shares will create no income tax consequences for us or the participant. Upon the participant’s receipt of shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the fair market value of the shares received, except that if the participant receives shares of restricted stock in payment of performance shares, recognition of income may be deferred in accordance with the rules applicable to restricted stock as described above. In addition, the participant will recognize ordinary compensation income equal to the dividend equivalents paid on performance shares prior to or at the end of the performance period. We
60   FUELCELL ENERGY, INC. | PROXY STATEMENT

OTHER PROPOSALS

will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes income. Upon the participant’s subsequent disposition of the shares, the participant will recognize a capital gain or loss (long-term or short-term depending on the holding period) to the extent the amount realized from the disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).
Performance Units

The grant of a performance unit will create no income tax consequences to us or the participant. Upon the participant’s receipt of cash and/or shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. If performance units are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).
Dividend Equivalent Units

A participant who is paid a dividend equivalent with respect to an award will recognize ordinary income equal to the value of cash or common stock paid, and we will be entitled to a corresponding deduction in the same amount and at the same time.
Section 162(m) Limit on Deductibility of Compensation

Section 162(m) limits the deduction we can take for compensation we pay to any “covered employee”, generally including our named executive officers, to $1,000,000 per year per individual.
Code Section 409A

We do not guarantee to any participant or any other person with an interest in an award that (i) any award intended to be exempt from Code Section 409A shall be so exempt, (ii) any award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any of its affiliates indemnify, defend or hold harmless any individual with respect to the tax consequences of any award.
VOTE REQUIRED

Approval of this Proposal 5 requires the affirmative vote of the holders of a majority of the shares of our common stock casting votes on the matter in person or by proxy at the Annual Meeting. This proposal is a “non-routine” matter under NYSE Rule 452 on which brokers may not vote without instruction from beneficial owners. Abstentions and broker non-votes are not counted as votes cast and will have no effect on the vote on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE FUELCELL ENERGY, INC. OMNIBUS INCENTIVE PLAN.

FUELCELL ENERGY, INC. | PROXY STATEMENT   61

ADDITIONAL INFORMATION AND
OTHER MATTERS
GENERAL
Holders of the Company’s common stock as of the close of business on February 14, 2020 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. As of the Record Date, there were 210,968,053 shares of the Company’s common stock issued and outstanding. Each holder of the Company’s common stock is entitled to one vote for each share held on the Record Date, including common stock:
■
held directly in the stockholder’s name as “stockholder of record” (also referred to as “registered stockholder”);

■
held for the stockholder in an account with a broker, bank or other nominee (shares held in “street name”). Street name holders generally cannot vote their shares directly and instead must instruct the brokerage firm, bank or nominee how to vote their shares; and

■
held for the stockholder by the Company as restricted shares (whether vested or non-vested) under any of the Company’s stock incentive plans.

STOCKHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING
If any stockholder wishes to propose a matter for consideration at our 2021 Annual Meeting of Stockholders, the proposal should be mailed by certified mail return receipt requested, to our Corporate Secretary at FuelCell Energy, Inc., Office of the Corporate Secretary, 3 Great Pasture Road, Danbury, CT 06810. To be eligible under the SEC’s stockholder proposal rule (Rule 14a-8(e) of the Exchange Act) for inclusion in our 2021 Annual Meeting Proxy Statement and form of proxy, a proposal must be received by our Corporate Secretary on or before October 27, 2020. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.
In addition, our amended and restated by-laws permit stockholders to nominate directors and present other business for consideration at our Annual Meeting of Stockholders. To make a director nomination or present other business for consideration at the Annual Meeting of Stockholders to be held in 2021, you must submit a timely notice in accordance with the procedures described in our amended and restated by-laws. To be timely, a stockholder’s notice shall be delivered to the Corporate Secretary at the principal executive offices of our Company not less than 90 days nor more than 120 days prior to the one-year anniversary of the immediately preceding year’s annual meeting. Therefore, to be presented at our Annual Meeting to be held in 2021, such a proposal must be received on or after December 10, 2020, but not later than January 9, 2021. In the event that the date of the Annual Meeting of Stockholders to be held in 2021 is advanced by more than 30 days, or delayed by more than 60 days, from the anniversary date of this year’s Annual Meeting of Stockholders, such notice by the stockholder must be so received no earlier than the 120th day prior to the Annual Meeting of Stockholders to be held in 2021 and not later than the 90th day prior to such Annual Meeting of Stockholders to be held in 2021 or, if later, the 10th day following the day on which public disclosure of the date of such Annual Meeting is first made. Any such proposal will be considered timely only if it is otherwise in compliance with the requirements set forth in our amended and restated by-laws.
HOUSEHOLDING
Individual stockholders sharing an address with one or more other stockholders may elect to “household” the mailing of the proxy statement, or the notice of internet availability of proxy materials, as applicable. This means that only one proxy statement or notice will be sent to that address unless one or more stockholders at that address specifically elect to receive separate mailings. Stockholders who participate in householding will continue to receive separate proxy cards. We will promptly send a separate proxy statement or notice to a stockholder at a shared address on request. Stockholders with a shared address may also request us to send separate proxy statements or notices in the future, or to send a single copy in the future if we are currently sending multiple copies to the same address. Requests related to householding should be mailed to Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or call Broadridge at 1-800-542-1061.
If you are a stockholder whose shares are held by a bank, broker or other nominee, you can request information about householding from your bank, broker or other nominee.
62   FUELCELL ENERGY, INC. | PROXY STATEMENT

ADDITIONAL INFORMATION AND OTHER MATTERS

QUORUM AND VOTE REQUIRED
The holders of a majority of the shares of common stock entitled to vote as of the Record Date present, in person or by proxy, will constitute a quorum at the Annual Meeting.
With respect to Proposal 1, the affirmative vote of the holders of a majority of the votes cast on the matter at the Annual Meeting (assuming a quorum is present) is required for the election of the directors. A “majority of the votes cast” means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director’s election. Abstentions and broker non-votes are not counted as votes cast and will have no effect on the voting results for Proposal 1.
With respect to Proposals 2 and 3, such proposals are non-binding but will be deemed to be approved upon the affirmative vote of the holders of a majority of the shares of common stock casting votes on such matters at the Annual Meeting (assuming a quorum is present). Abstentions and broker non-votes are not counted as votes cast and will have no effect on the voting results for Proposals 2 and 3 (although we do not expect there to be any broker non-votes in connection with Proposal 2, as Proposal 2 is a “routine” matter under NYSE Rule 452).
With respect to Proposal 4, approval of such proposal requires the affirmative vote of the holders of a majority of the shares of common stock outstanding as of the Record Date for the Annual Meeting. This proposal is a “routine” matter under NYSE Rule 452 on which brokers may vote without instruction from beneficial owners. Therefore, there will be no broker non-votes with respect to Proposal 4. Abstentions will have the effect of a vote “AGAINST” Proposal 4.
With respect to Proposals 5, approval of such proposal requires the affirmative vote of the holders of a majority of the shares of common stock casting votes on the matter at the Annual Meeting. Abstentions and broker non-votes are not counted as votes cast and will have no effect on the voting results for Proposal 5.
If your shares are held by a broker on your behalf (that is, in “street name”), and you do not instruct the broker as to how to vote your shares on Proposals 1, 3, or 5, the broker may not exercise its discretion to vote your shares on such proposal. If no instruction is given and a broker therefore cannot vote, there is a broker non-vote and such shares will not be counted as having been voted on the applicable proposal. With respect to Proposals 2 and 4, the broker may exercise its discretion to vote your shares on Proposals 2 and 4 in the absence of your instruction. Please instruct your bank or broker so your vote can be counted.
While Proposal 3 is advisory in nature and non-binding, the Board will review the voting results and expects to take such results into consideration when making future decisions regarding executive compensation.
COUNTING VOTES
You may vote “FOR”, “AGAINST” or “ABSTAIN” with respect to each of the proposals presented. A vote “FOR” will be counted in favor of the applicable proposal or Director nominee, and a vote “AGAINST” will be counted against the applicable proposal or Director nominee. As noted above, an “ABSTAIN” vote will have the effect of a vote “AGAINST” for Proposal 4 and will have no effect on the voting results for Proposals 1, 2, 3, or 5.
All properly executed proxies returned in time to be counted at the Annual Meeting will be voted by the persons identified on the proxy card at the Annual Meeting. Shares represented by a properly executed proxy received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed on the proxy. If a properly executed proxy is submitted by a stockholder who holds shares directly as the stockholder of record, but such proxy does not include voting instructions, the proxy will be voted “FOR” each of the proposals described in this Proxy Statement.
Broadridge Financial Solutions, Inc. will be the tabulator of the votes for the Annual Meeting.
VOTING BY PROXY
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the internet, by mail or by telephone by following the instructions provided in the “Proxy Summary” or on the proxy card. The persons named as attorneys-in-fact in the proxy, Jason Few and Jennifer D. Arasimowicz, were selected by our Board.
A stockholder may change its vote and revoke its proxy at any time prior to the vote at the Annual Meeting. A stockholder of record may change its vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), by providing a written notice of revocation to the Corporate Secretary of the Company or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not cause a stockholder’s previously granted proxy to be revoked unless such stockholder specifically so requests. For stockholders who hold their shares beneficially in street name, such stockholders may change their vote by submitting new voting instructions to their broker, trustee or nominee following the
FUELCELL ENERGY, INC. | PROXY STATEMENT   63

ADDITIONAL INFORMATION AND OTHER MATTERS
instructions it has provided, or, if such stockholder has obtained a legal proxy from its broker or nominee giving it the right to vote its shares, by attending the Annual Meeting and voting.
All expenses incurred in connection with the solicitation of proxies will be borne by the Company. In addition to soliciting proxies through the mail, the Company may solicit proxies through its directors and employees (for no additional compensation) in person or by telephone. We have also hired MacKenzie Partners to assist in the solicitation of proxies. Fees for this service are estimated to be approximately $15,000, plus out-of-pocket expenses, to assist in the solicitation. Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held of record by them and will be reimbursed for their reasonable expenses.
If you need assistance in completing your proxy card or have questions regarding the Annual Meeting, please contact MacKenzie Partners, Inc., the proxy solicitation agent for the Company, by telephone at (800) 322-2885 (toll free) or (212) 929-5500 (collect), or by email at proxy@mackenziepartners.com.
ANNUAL REPORT AND FORM 10-K
Additional copies of the Company’s Annual Report to Stockholders for the fiscal year ended October 31, 2019 and copies of the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2019 as filed with the SEC are available to stockholders without charge upon written request addressed to: FuelCell Energy, Inc., 3 Great Pasture Road, Danbury, CT 06810 Attn: Investor Relations and are also available in the Investor Relations section of the Company’s website at www.fuelcellenergy.com.
OTHER MATTERS
As of the date of this Proxy Statement, the Board knows of no matters which will be presented for consideration at the Annual Meeting other than the proposals set forth in this Proxy Statement. If any other matters properly come before the Annual Meeting, it is intended that the persons named in the proxy will act in respect thereof in accordance with their best judgment.
INFORMATION ABOUT ATTENDING THE ANNUAL MEETING
In accordance with the Company’s security procedures, admission to the Annual Meeting will be restricted to holders of record and beneficial owners of FuelCell Energy voting securities as of the Record Date, February 14, 2020. This year’s Annual Meeting will be held entirely online to allow greater participation. Stockholders may participate in the Annual Meeting by visiting the following website www.virtualshareholdermeeting.com/FCEL2020. To participate in the Annual Meeting, you will need the 16-digit control number included on your notice, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record may also be voted electronically during the Annual Meeting. However, even if you plan to attend the virtual Annual Meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.
You are entitled to attend the virtual Annual Meeting only if you were a stockholder of record as of the Record Date for the Annual meeting, which was February 14, 2020, or you hold a valid proxy for the Annual Meeting. You may attend the Annual Meeting, vote and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/FCEL2020 and using your 16-digit control number to enter the Annual Meeting. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you may be required to provide proof of beneficial ownership, such as your most recent account statement as of the Record Date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership. If you do not comply with the procedures outlined above, you will not be admitted to the virtual Annual Meeting.
64   FUELCELL ENERGY, INC. | PROXY STATEMENT

ADDITIONAL INFORMATION AND OTHER MATTERS

If you have questions regarding admission to the Annual Meeting you may contact the office of the Corporate Secretary at:
FuelCell Energy, Inc.
Office of the Corporate Secretary
3 Great Pasture Road
Danbury, CT 06810
(203) 825-6102
corporatesecretary@fce.com
Please include the following information with your inquiry:
■
Your name and complete mailing address;

■
Your email address; and

■
Proof that you own FuelCell Energy shares (such as a letter from your bank or broker or a photocopy of a current brokerage or other account statement).

FUELCELL ENERGY, INC. | PROXY STATEMENT   65

ANNEX A FUELCELL ENERGY, INC. 2018 OMNIBUS INCENTIVE PLAN, AS AMENDED AND RESTATED
FUELCELL ENERGY, INC.
2018 OMNIBUS INCENTIVE PLAN
As Amended and Restated Effective as of April 9, 2020
1. Purposes, History and Effective Date.
(a)   Purpose.   The FuelCell Energy, Inc. 2018 Omnibus Incentive Plan has two complementary purposes: (i) to attract and retain outstanding individuals to serve as officers, directors, employees and consultants and (ii) to increase shareholder value. The Plan will provide participants with incentives to increase shareholder value by offering the opportunity to acquire shares of the Company’s common stock, receive monetary payments based on the value of such common stock, or receive other incentive compensation, on the potentially favorable terms that this Plan provides.
(b)   History.   Prior to the effective date of this Plan, the Company had in effect the FuelCell Energy, Inc. Amended and Restated 2010 Equity Incentive Plan (the “Prior Plan”). Upon shareholder approval of this Plan, the Prior Plan terminated and no new awards could be granted under the Prior Plan, although awards previously granted under the Prior Plan and still outstanding continued to be subject to all terms and conditions of the Prior Plan.
(c)   Effective Date; Amendment and Restatement.   This Plan became effective, and Awards could be granted under this Plan, on and after April 5, 2018 (the “Effective Date”), the date on which the Company’s shareholders approved this Plan at the annual shareholders meeting. This Plan is being amended and restated effective as of April 9, 2020, subject to approval by the Company’s shareholders at the Company’s 2020 annual meeting. This Plan will terminate as provided in Section 17.
2. Definitions.
Capitalized terms used and not otherwise defined in this Plan or in any Award agreement have the following meanings:
(a)   “Act” means the Securities Act of 1933, as amended from time to time. Any reference to a specific provision of the Act shall include any successor provision thereto.
(b)   “Administrator” means the Committee; provided that, to the extent the Committee has delegated authority and responsibility as an Administrator of the Plan to one or more officers of the Company as permitted by Section 3(b), the term “Administrator” shall also mean such officer or officers.
(c)   “Affiliate” has the meaning ascribed to such term in Rule 12b-2 under the Exchange Act. Notwithstanding the foregoing, for purposes of determining those individuals to whom an Option or a Stock Appreciation Right may be granted, the term “Affiliate” means any entity that, directly or through one or more intermediaries, is controlled by or is under common control with, the Company within the meaning of Code Sections 414(b) or (c); provided that, in applying such provisions, the phrase “at least 20 percent” shall be used in place of “at least 80 percent” each place it appears therein.
(d)   “Award” means a grant of Options, Stock Appreciation Rights, Performance Shares, Performance Units, Stock, Restricted Stock, Restricted Stock Units, an Incentive Award, Dividend Equivalent Units or any other type of award permitted under this Plan. Any Award granted under this Plan shall be provided or made in such manner and at such time as complies with the applicable requirements of Code Section 409A to avoid a plan failure described in Code Section 409A(a)(1), including, without limitation, deferring payment to a specified employee or until a specified distribution event, as provided in Code Section 409A(a)(2), and the provisions of Code Section 409A are incorporated into this Plan to the extent necessary for any Award that is subject to Code Section 409A to comply therewith.
(e)   “Beneficial Owner” means a Person, with respect to any securities which:
(i)   such Person or any of such Person’s Affiliates has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates until such tendered securities are accepted for purchase;

ANNEX A FUELCELL ENERGY, INC. 2018 OMNIBUS INCENTIVE PLAN, AS AMENDED AND RESTATED
(ii)   such Person or any of such Person’s Affiliates, directly or indirectly, has the right to vote or dispose of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Act), including pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security under this clause (ii) as a result of an agreement, arrangement or understanding to vote such security if the agreement, arrangement or understanding: (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Act and (B) is not also then reportable on a Schedule 13D under the Act (or any comparable or successor report); or
(iii)   are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in clause (ii) above) or disposing of any voting securities of the Company.
(f)   “Board” means the Board of Directors of the Company.
(g)   “Cause” has the meaning given in a Participant’s employment, retention, change of control, severance or similar agreement with the Company or any Affiliate, or if no such agreement is in effect, then (i) if the determination of Cause is being made prior to a Change of Control, Cause has the meaning given in the Company’s employment policies as in effect at the time of the determination or (ii) if the determination of Cause is being made following a Change of Control, Cause has the meaning given in the Company’s employment policies as in effect immediately prior to the Change of Control.
(h)   “Change of Control” means, unless specified otherwise in an Award agreement, the occurrence of any of the following:
(i)   any Person (other than (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under any employee benefit plan of the Company or any of its subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock in the Company (“Excluded Persons”)) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after the Effective Date, pursuant to express authorization by the Board that refers to this exception) representing fifty percent (50%) or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company’s then outstanding voting securities; or
(ii)   the following individuals cease for any reason to constitute a majority of the number of directors of the Company then serving: (A) individuals who, on the Effective Date, constituted the Board and (B) any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Act) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date, or whose appointment, election or nomination for election was previously so approved (collectively the “Continuing Directors”); provided, however, that individuals who are appointed to the Board pursuant to or in accordance with the terms of an agreement relating to a merger, consolidation, or share exchange involving the Company (or any direct or indirect subsidiary of the Company) shall not be Continuing Directors for purposes of this Agreement until after such individuals are first nominated for election by a vote of at least two-thirds (2/3) of the then Continuing Directors and are thereafter elected as directors by the shareholders of the Company at a meeting of shareholders held following consummation of such merger, consolidation, or share exchange; and, provided further, that in the event the failure of any such persons appointed to the Board to be Continuing Directors results in a Change of Control, the subsequent qualification of such persons as Continuing Directors shall not alter the fact that a Change of Control occurred; or
(iii)   the consummation of a merger, consolidation or share exchange of the Company with any other corporation or the issuance of voting securities of the Company in connection with a merger, consolidation or share exchange of the Company (or any direct or indirect subsidiary of the Company), in each case, which requires approval of the shareholders of the Company, other than (A) a merger, consolidation or share exchange which would result in the voting securities of the Company outstanding immediately prior to such merger, consolidation or share exchange continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger, consolidation or share exchange, or (B) a merger, consolidation or share exchange effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than an Excluded Person) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after the Effective Date, pursuant to express authorization by the Board that refers to this exception) representing fifty percent (50%) or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company’s then outstanding voting securities; or
(iv)   the consummation of a plan of complete liquidation or dissolution of the Company or a sale or disposition by the Company of all or substantially all of the Company’s assets (in one transaction or a series of related transactions within any period of 24 consecutive months), in each case, which requires approval of the shareholders of the Company, other than a sale or disposition by

ANNEX A FUELCELL ENERGY, INC. 2018 OMNIBUS INCENTIVE PLAN, AS AMENDED AND RESTATED

the Company of all or substantially all of the Company’s assets to an entity at least seventy-five percent (75%) of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.
Notwithstanding the foregoing, no “Change of Control” shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to own, directly or indirectly, in the same proportions as their ownership in the Company, an entity that owns all or substantially all of the assets or voting securities of the Company immediately following such transaction or series of transactions.
Notwithstanding the foregoing, if an Award is considered deferred compensation subject to the provisions of Code Section 409A, and if a payment under such Award is triggered upon a “Change of Control,” then the foregoing definition shall be deemed amended as necessary to comply with Code Section 409A.
(i)   “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.
(j)   “Committee” means the Compensation Committee of the Board, any successor committee thereto, and subcommittee thereof, or such other committee of the Board that is designated by the Board with the same or similar authority. The Committee shall consist only of not fewer than two Directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act.
(k)   “Company” means FuelCell Energy, Inc., a Delaware corporation, or any successor thereto.
(l)   “Director” means a member of the Board.
(m)   “Disability” means, unless otherwise determined by the Committee in the applicable Award agreement, a finding of disability under the Company’s long-term disability plan. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.
(n)   “Dividend Equivalent Unit” means the right to receive a payment, in cash or Shares, equal to the cash dividends or other cash distributions paid with respect to a Share.
(o)   “Effective Date” shall have the meaning provided in Section 1(c).
(p)   “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.
(q)   “Fair Market Value” means, per Share on a particular date, (i) if the Shares are listed on a national securities exchange, the last sales price on that date on the national securities exchange on which the Stock is then traded, or if no sales of Stock occur on such date, then on the last preceding date on which there was a sale on such exchange; or (ii) if the Shares are not listed on a national securities exchange, but are traded in an over-the-counter market, the last sales price (or, if there is no last sales price reported, the average of the closing bid and asked prices) for the Shares on that date, or on the last preceding date on which there was a sale of Shares on that market; or (iii) if the Shares are neither listed on a national securities exchange nor traded in an over-the-counter market, the price determined by the Administrator, in its discretion. Notwithstanding the foregoing, in the case of the sale of Shares, the actual sale price shall be the Fair Market Value of such Shares.
(r)   “Incentive Award” means the right to receive a cash payment to the extent Performance Goals are achieved (or other requirements are met), and shall include “Annual Incentive Awards” as described in Section 10 and “Long-Term Incentive Awards” as described in Section 11.
(s)   “Non-Employee Director” means a Director who is not also an employee of the Company or its Subsidiaries.
(t)   “Option” means the right to purchase Shares at a stated price for a specified period of time.
(u)   “Participant” means an individual selected by the Administrator to receive an Award.
(v)   “Performance Goals” means any goals the Administrator establishes pursuant to an Award. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).
(w)   “Performance Shares” means the right to receive Shares to the extent Performance Goals are achieved (or other requirements are met).
(x)   “Performance Unit” means the right to receive a cash payment and/or Shares valued in relation to a unit that has a designated dollar value or the value of which is equal to the Fair Market Value of one or more Shares, to the extent Performance Goals are achieved (or other requirements are met).

ANNEX A FUELCELL ENERGY, INC. 2018 OMNIBUS INCENTIVE PLAN, AS AMENDED AND RESTATED
(y)   “Person” means any individual, firm, partnership, corporation or other entity, including any successor (by merger or otherwise) of such entity, or a group of any of the foregoing acting in concert.
(z)   “Plan” means this FuelCell Energy, Inc. 2018 Omnibus Incentive Plan, as it may be amended from time to time.
(aa)   “Restricted Stock” means Shares that are subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer, which may lapse upon the achievement or partial achievement of Performance Goals or upon the completion of a period of service, or both.
(bb)   “Restricted Stock Unit” means the right to receive a cash payment and/or Shares the value of which is equal to the Fair Market Value of one Share.
(cc)   “Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.
(dd)   “Share” means a share of Stock.
(ee)   “Stock” means the Common Stock of the Company, par value $0.0001 per share.
(ff)   “Stock Appreciation Right” or “SAR” means the right to receive a cash payment, and/or Shares with a Fair Market Value, equal to the appreciation of the Fair Market Value of a Share during a specified period of time.
(gg)   “Subsidiary” means any corporation, limited liability company or other limited liability entity in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entities in the chain) owns the stock or equity interest possessing more than fifty percent (50%) of the total combined voting power of all classes of stock or other equity interests in one of the other entities in the chain.
3.   Administration.
(a)   Administration.   In addition to the authority specifically granted to the Administrator in this Plan, the Administrator has full discretionary authority to administer this Plan, including but not limited to the authority to: (i) interpret the provisions of this Plan or any agreement covering an Award; (ii) prescribe, amend and rescind rules and regulations relating to this Plan; (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan or such Award into effect; and (iv) make all other determinations necessary or advisable for the administration of this Plan. Notwithstanding any provision of the Plan to the contrary, the Administrator shall have the discretion to accelerate or shorten the vesting, restriction period or performance period of an Award, in connection with a Participant’s death, Disability, retirement or termination of employment or service with the Company for any reason. All Administrator determinations shall be made in the sole discretion of the Administrator and are final and binding on all interested parties.
(b)   Delegation to Other Committees or Officers.   To the extent applicable law permits, the Board may delegate to another committee of the Board, or the Committee may delegate to one or more officers of the Company, any or all of their respective authority and responsibility as an Administrator of the Plan; provided that no such delegation is permitted with respect to Stock-based Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board consisting entirely of Non-Employee Directors. If the Board or the Committee has made such a delegation, then all references to the Administrator in this Plan include such other committee or one or more officers to the extent of such delegation.
(c)   No Liability; Indemnification.   No member of the Board or the Committee, and no officer or member of any other committee to whom a delegation under Section 3(b) has been made, will be liable for any act done, or determination made, by the individual in good faith with respect to the Plan or any Award. The Company will indemnify and hold harmless each such individual as to any acts or omissions, or determinations made, in each case done or made in good faith, with respect to this Plan or any Award to the maximum extent that the law and the Company’s By-Laws permit.
4.   Eligibility.
The Administrator may designate any of the following as a Participant from time to time, to the extent of the Administrator’s authority: any officer or other employee of the Company or its Affiliates; any individual that the Company or an Affiliate has engaged to become an officer or employee; any consultant or advisor who provides services to the Company or its Affiliates; or any Director, including a Non-Employee Director. The Administrator’s designation of, or granting of an Award to, a Participant will not require the Administrator to designate such individual as a Participant or grant an Award to such individual at any future time. The Administrator’s granting of a particular type of Award to a Participant will not require the Administrator to grant any other type of Award to such individual.
5.   Types of Awards; Award Agreements.
Subject to the terms of this Plan, the Administrator may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary may receive grants of incentive stock options within the meaning of Code Section 422. Awards may be granted

ANNEX A FUELCELL ENERGY, INC. 2018 OMNIBUS INCENTIVE PLAN, AS AMENDED AND RESTATED

alone or in addition to, in tandem with, or (subject to the prohibition on repricing set forth in Section 17(e)) in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate, including the plan of an acquired entity). Each Award shall be evidenced by an Award agreement, which may include such other provisions (whether or not applicable to the Award granted to any other Participant) as the Administrator determines appropriate to the extent not otherwise prohibited by the terms of the Plan.
6.   Shares Reserved under this Plan.
(a)   Plan Reserve.   Subject to adjustment as provided in Section 19, an aggregate of 4,333,333 Shares, are reserved for issuance under this Plan; provided that only 433,333 of such Shares may be issued pursuant to the exercise of incentive stock options. The Shares reserved for issuance may be either authorized and unissued Shares or Shares reacquired at any time and now or hereafter held as treasury stock.
(b)   Depletion of Reserve.   The aggregate number of Shares reserved under Section 6(a) shall be depleted on the date of grant of an Award by the maximum number of Shares, if any, that may be issuable under an Award as determined at the time of grant. For the avoidance of doubt, awards that may only be settled in cash (determined at the time of grant) shall not deplete the share reserve.
(c)   Replenishment of Shares Under this Plan.   If (i) an Award lapses, expires, terminates or is cancelled without the issuance of Shares under the Award (whether due currently or on a deferred basis), (ii) it is determined during or at the conclusion of the term of an Award that all or some portion of the Shares with respect to which the Award was granted will not be issuable on the basis that the conditions for such issuance will not be satisfied, (iii) Shares are forfeited under an Award, (iv) Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, or (v) an Award or a portion thereof is settled in Cash, then such Shares shall be recredited to the Plan’s reserve and may again be used for new Awards under this Plan, but Shares recredited to the Plan’s reserve pursuant to clause (iv) may not be issued pursuant to incentive stock options. Notwithstanding the foregoing, in no event shall the following Shares be recredited to the Plan’s reserve: (i) Shares purchased by the Company using proceeds from Option exercises; (ii) Shares tendered or withheld in payment of the exercise price of an Option or as a result of the net settlement of an outstanding Stock Appreciation Right; or (iii) Shares tendered or withheld to satisfy federal, state or local tax withholding obligations.
(d)   Director Award Limit.   In no event shall the aggregate grant date value (determined in accordance with generally accepted accounting principles) of all Awards granted to a Non-Employee Director in a fiscal year of the Company, taken together with any cash fees paid during a calendar year to the Non-Employee Director, exceed $250,000; provided, however, that such limit shall be doubled with respect to the first year during which the Non-Employee Director first serves on the Board.
7.   Options.
(a)   Terms.   Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each Option, including but not limited to: (i) whether the Option is an “incentive stock option” which meets the requirements of Code Section 422, or a “nonqualified stock option” which does not meet the requirements of Code Section 422; (ii) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (iii) the number of Shares subject to the Option; (iv) the exercise price, which may never be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant; (v) the terms and conditions of vesting and exercise; (vi) the term, except that an Option must terminate no later than ten (10) years after the date of grant; and (vii) the manner of payment of the exercise price.
(b)   Incentive Stock Options.   The terms of any incentive stock option should comply with the provisions of Code Section 422 except to the extent the Administrator determines otherwise. If an Option that is intended to be an incentive stock option fails to meet the requirements thereof, the Option shall automatically be treated as a nonqualified stock option to the extent of such failure.
(c)   Exercise.   To the extent permitted by the Administrator, and subject to such procedures as the Administrator may specify, the payment of the exercise price of Options may be made by (w) delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, (x) by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price, (y) by surrendering the right to receive Shares otherwise deliverable to the Participant upon exercise of the Award having a Fair Market Value at the time of exercise equal to the total exercise price, or (z) by any combination of (w), (x) and/or (y).
(d)   No Rights as Shareholder.   Except to the extent otherwise set forth in an Award agreement, a Participant shall have no rights as a holder of Stock as a result of the grant of an Option until the Option is exercised, the exercise price and applicable withholding taxes are paid and the Shares subject to the Option are issued thereunder.
8.   Stock Appreciation Rights.
(a)   Terms.   Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each SAR, including but not limited to: (i) whether the SAR is granted independently of an Option or in tandem with an Option; (ii) the grant date, which may not be

ANNEX A FUELCELL ENERGY, INC. 2018 OMNIBUS INCENTIVE PLAN, AS AMENDED AND RESTATED
any day prior to the date that the Administrator approves the grant; (iii) the number of Shares to which the SAR relates; (iv) the grant price, which may never be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant; (v) the terms and conditions of exercise or maturity, including vesting; (vi) the term, provided that an SAR must terminate no later than ten (10) years after the date of grant; and (vii) whether the SAR will be settled in cash, Shares or a combination thereof.
(b)   Tandem SARs.   If an SAR is granted in relation to an Option, then unless otherwise determined by the Administrator, the SAR shall be exercisable or shall mature at the same time or times, on the same conditions and to the extent and in the proportion, that the related Option is exercisable and may be exercised or mature for all or part of the Shares subject to the related Option. Upon exercise of any number of SARs, the number of Shares subject to the related Option shall be reduced accordingly and such Option may not be exercised with respect to that number of Shares. The exercise of any number of Options that relate to an SAR shall likewise result in an equivalent reduction in the number of Shares covered by the related SAR.
9.   Performance and Stock Awards.
Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Shares, Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, including but not limited to: (a) the number of Shares and/or units to which such Award relates; (b) whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; (c) the length of the vesting and/or performance period and, if different, the date on which payment of the benefit provided under the Award will be made; (d) with respect to Performance Units, whether to measure the value of each unit in relation to a designated dollar value or the Fair Market Value of one or more Shares; (e) with respect to Restricted Stock Units and Performance Units, whether to settle such Awards in cash, in Shares (including Restricted Stock), or in a combination of cash and Shares; (f) whether dividends will be paid on Restricted Stock or Performance Shares, provided, however, that any dividends paid on Restricted Stock or Performance Shares will be accumulated and paid if and only to the same extent as the Restricted Stock or Performance Shares vest.
10.   Annual Incentive Awards.
Subject to the terms of this Plan, the Administrator will determine all terms and conditions of an Annual Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, and the timing of payment; provided that the Administrator must require that payment of all or any portion of the amount subject to the Annual Incentive Award is contingent on the achievement or partial achievement of one or more Performance Goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, Disability, retirement, or such other circumstances as the Administrator may specify, if applicable; and provided further that any performance period applicable to an Annual Incentive Award must relate to a period of at least one year. Notwithstanding the foregoing, nothing hereunder shall preclude or limit the Company or the Administrator from granting annual incentive awards that are solely payable in cash outside of the terms of the Plan.
11.   Long-Term Incentive Awards.
Subject to the terms of this Plan, the Administrator will determine all terms and conditions of a Long-Term Incentive Award, including but not limited to the Performance Goals, performance period (which must be more than one year), the potential amount payable, and the timing of payment; provided that the Administrator must require that payment of all or any portion of the amount subject to the Long-Term Incentive Award is contingent on the achievement or partial achievement of one or more Performance Goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, Disability, retirement, or such other circumstances as the Administrator may specify, if applicable, or such other circumstances as the Administrator may specify. Notwithstanding the foregoing, nothing hereunder shall preclude or limit the Company or the Administrator from granting long-term incentive awards that are solely payable in cash outside of the terms of the Plan.
12.   Dividend Equivalent Units.
Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Dividend Equivalent Units, including but not limited to whether: (a) such Award will be granted in tandem with another Award; (b) payment of the Award will be made concurrently with dividend payments or credited to an account for the Participant which provides for the deferral of such amounts until a stated time; (c) the Award will be settled in cash or Shares; and (d) as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; provided that Dividend Equivalent Units may not be granted in connection with an Option or Stock Appreciation Right; and provided further that no Dividend Equivalent Unit granted in tandem with another Award shall include vesting provisions more favorable to the Participant than the vesting provisions, if any, to which the tandem Award is subject; and provided further that no Dividend Equivalent Unit relating to another Award shall provide for payment with respect to such other Award prior to its vesting.

ANNEX A FUELCELL ENERGY, INC. 2018 OMNIBUS INCENTIVE PLAN, AS AMENDED AND RESTATED

13.   Other Stock-Based Awards.
Subject to the terms of this Plan, the Administrator may grant to a Participant shares of unrestricted Stock as replacement for other compensation to which the Participant is entitled, such as in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or as a bonus.
14.   Minimum Vesting Periods.
Notwithstanding any provision of the Plan to the contrary, all Awards shall have a minimum vesting period of one (1) year from the date of grant, provided that Awards with respect to up to five percent (5%) of the total number of Shares reserved pursuant to Section 6(a) shall not be subject to such minimum vesting period. For purposes of Awards granted to Non-Employee Directors, “one (1) year” may mean the period of time from one annual shareholders meeting to the next annual shareholders meeting, provided that such period of time is not less than 50 weeks.
15.   Transferability.
Awards are not transferable other than by will or the laws of descent and distribution, unless and to the extent the Administrator allows a Participant to: (a) designate in writing a beneficiary to exercise the Award or receive payment under the Award after the Participant’s death; (b) transfer an Award to the former spouse of the Participant as required by a domestic relations order incident to a divorce; or (c) transfer an Award; provided, however, that with respect to clause (c) above the Participant may not receive consideration for such a transfer of an Award.
16.   Termination of Employment.
(a)   Effect of Termination on Awards.   Except as otherwise provided in any Award or employment agreement or as determined by the Committee at the time of such termination:
(i)   Upon termination of employment or service for Cause, Participant shall forfeit all outstanding Awards immediately upon such termination. For the avoidance of doubt, Participant will be prohibited from exercising any Stock Options or SARs on his or her termination date.
(ii)   If Participant’s employment or service terminates by reason of Participant’s death or Disability (at a time when Participant could not have been terminated for Cause), Participant shall forfeit the unvested portion of any Award, and any vested Options or SARs shall remain exercisable until the earlier of the Award’s original expiration date or twelve (12) months from the date of Participant’s termination.
(iii)   If Participant’s employment or service terminates for any reason other than Cause, death or Disability (at a time when Participant could not have been terminated for Cause), then Participant shall forfeit the unvested portion of any Award, and any vested Options or SARs shall remain exercisable until the earlier of the Award’s original expiration date or three (3) months from the date of Participant’s termination.
(b)    Definition of Termination.   Unless determined otherwise by the Administrator or set forth in an Award agreement, for purposes of the Plan and all Awards, the following rules shall apply:
(i)   a Participant who transfers employment between the Company and its Affiliates, or between Affiliates, will not be considered to have terminated employment;
(ii)   a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a Director with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;
(iii)   a Participant who ceases to be employed by the Company or an Affiliate and immediately thereafter becomes a Non-Employee Director, a non-employee director of an Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and
(iv)   a Participant employed by an Affiliate will be considered to have terminated employment when such entity ceases to be an Affiliate.
(v)   A Participant’s authorized leave of absence shall not constitute termination of employment. However, if a leave of absence exceeds 90 days, vesting of any outstanding Awards under this Plan may be suspended until Participant returns to work, as determined by the Administrator.

ANNEX A FUELCELL ENERGY, INC. 2018 OMNIBUS INCENTIVE PLAN, AS AMENDED AND RESTATED
Notwithstanding the foregoing, for purposes of an Award that is subject to Code Section 409A, if a Participant’s termination of employment or service triggers the payment of compensation under such Award, then the Participant will be deemed to have terminated employment or service upon his or her “separation from service” within the meaning of Code Section 409A. Notwithstanding any other provision in this Plan or an Award to the contrary, if any Participant is a “specified employee” within the meaning of Code Section 409A as of the date of his or her “separation from service” within the meaning of Code Section 409A, then, to the extent required by Code Section 409A, any payment made to the Participant on account of such separation from service shall not be made before a date that is six months after the date of the separation from service.
17.   Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.
(a)   Term of Plan.   Unless the Board earlier terminates this Plan pursuant to Section 17(b), this Plan will terminate upon the date that is ten (10) years from the date of its most recent approval by the Company’s shareholders.
(b)   Termination and Amendment.   The Board or the Administrator may amend, alter, suspend, discontinue or terminate this Plan at any time, subject to the following limitations:
(i)   the Board must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) prior action of the Board, (B) applicable corporate law, or (C) any other applicable law;
(ii)   shareholders must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded, or (D) any other applicable law; and
(iii)   shareholders must approve any of the following Plan amendments: (A) an amendment to materially increase any number of Shares specified in Section 6(a) (except as permitted by Section 19), or (B) an amendment that would diminish the protections afforded by Section 17(e).
(c)   Amendment, Modification, Cancellation and Disgorgement of Awards.
(i)   Except as provided in Section 17(e) and subject to the requirements of this Plan, the Administrator may modify, amend or cancel any Award; provided that, except as otherwise provided in the Plan or the Award agreement, any modification or amendment that materially diminishes the rights of the Participant, or the cancellation of an Award, shall be effective only if agreed to by the Participant or any other person(s) as may then have an interest in such Award, but the Administrator need not obtain Participant (or other interested party) consent for the modification, amendment or cancellation of an Award pursuant to the provisions of subsection (ii) or Section 19 or as follows: (A) to the extent the Administrator deems such action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded; (B) to the extent the Administrator deems necessary to preserve favorable accounting or tax treatment of any Award for the Company; or (C) to the extent the Administrator determines that such action does not materially and adversely affect the value of an Award or that such action is in the best interest of the affected Participant (or any other person(s) as may then have an interest in the Award). Notwithstanding the foregoing, unless determined otherwise by the Administrator, any such amendment shall be made in a manner that will enable an Award intended to be exempt from Code Section 409A to continue to be so exempt, or to enable an Award intended to comply with Code Section 409A to continue to so comply.
(ii)   Notwithstanding anything to the contrary in an Award agreement, the Administrator shall have full power and authority to terminate or cause the Participant to forfeit the Award, and require the Participant to disgorge to the Company any gains attributable to the Award, if the Participant engages in any action constituting, as determined by the Administrator in its discretion, Cause for termination, or a breach of any Award agreement or any other agreement between the Participant and the Company or an Affiliate concerning noncompetition, nonsolicitation, confidentiality, trade secrets, intellectual property, nondisparagement or similar obligations.
(iii)   Any Awards granted pursuant to this Plan, and any Stock issued or cash paid pursuant to an Award, shall be subject to any recoupment or clawback policy that is adopted by, or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards to, the Company from time to time.
(d)   Survival of Authority and Awards.   Notwithstanding the foregoing, the authority of the Board and the Administrator under this Section 17 and to otherwise administer the Plan with respect to then-outstanding Awards will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.
(e)   Repricing and Backdating Prohibited.   Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided for in Section 19, neither the Administrator nor any other person may (i) amend the terms of outstanding Options or SARs to reduce the exercise or grant price of such outstanding Options or SARs; (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise or grant price that is less than the exercise or grant price of the original Options or SARs; or (iii) cancel outstanding

ANNEX A FUELCELL ENERGY, INC. 2018 OMNIBUS INCENTIVE PLAN, AS AMENDED AND RESTATED

Options or SARs with an exercise or grant price above the current Fair Market Value of a Share in exchange for cash or other securities. In addition, the Administrator may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such Award.
(f)   Foreign Participation.   To assure the viability of Awards granted to Participants employed or residing in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, accounting or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Administrator approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 17(b)(ii).
18.   Taxes.
(a)   Withholding.   In the event the Company or one of its Affiliates is required to withhold any Federal, state or local taxes or other amounts in respect of any income recognized by a Participant as a result of the grant, vesting, payment or settlement of an Award or disposition of any Shares acquired under an Award, the Company may deduct (or require an Affiliate to deduct) from any payments of any kind otherwise due the Participant cash, or with the consent of the Administrator, Shares otherwise deliverable or vesting under an Award, to satisfy such tax or other obligations. Alternatively, the Company or its Affiliate may require such Participant to pay to the Company or its Affiliate, in cash, promptly on demand, or make other arrangements satisfactory to the Company or its Affiliate regarding the payment to the Company or its Affiliate of the aggregate amount of any such taxes and other amounts. If Shares are deliverable upon exercise or payment of an Award, then the Administrator may permit a Participant to satisfy all or a portion of the Federal, state and local withholding tax obligations arising in connection with such Award by electing to (i) have the Company or its Affiliate withhold Shares otherwise issuable under the Award, (ii) tender back Shares received in connection with such Award or (iii) deliver other previously owned Shares, in each case having a Fair Market Value equal to the amount to be withheld; provided that the amount to be withheld in Shares may not exceed the total maximum statutory tax withholding obligations associated with the transaction to the extent needed for the Company and its Affiliates to avoid an accounting charge. If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Administrator requires. In any case, the Company and its Affiliates may defer making payment or delivery under any Award if any such tax may be pending unless and until indemnified to its satisfaction.
(b)   No Guarantee of Tax Treatment.   Notwithstanding any provisions of this Plan to the contrary, the Company does not guarantee to any Participant or any other Person with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.
19.   Adjustment and Change of Control Provisions.
(a)   Adjustment of Shares.   If (i) the Company shall at any time be involved in a merger or other transaction in which the Shares are changed or exchanged; (ii) the Company shall subdivide or combine the Shares or the Company shall declare a dividend payable in Shares, other securities (other than stock purchase rights issued pursuant to a shareholder rights agreement) or other property; (iii) the Company shall effect a cash dividend the amount of which, on a per Share basis, exceeds ten percent (10%) of the Fair Market Value of a Share at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the Shares; or (iv) any other event shall occur, which, in the case of this clause (iv), in the judgment of the Administrator necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Administrator shall, in such manner as it may deem equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, adjust any or all of: (A) the number and type of Shares subject to this Plan (including the number and type of Shares described in Sections 6(a) and (c)) and which may after the event be made the subject of Awards; (B) the number and type of Shares subject to outstanding Awards; (C) the grant, purchase, or exercise price with respect to any Award; and (D) the Performance Goals of an Award. In any such case, the Administrator may also (or in lieu of the foregoing) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award) in an amount determined by the Administrator effective at such time as the Administrator specifies (which may be the time such transaction or event is effective). However, in each case, with respect to Awards of incentive stock options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. In any event, previously granted Options or SARs are subject to only such adjustments as are necessary to maintain the relative proportionate interest the Options and SARs represented immediately prior to any such event and to preserve, without exceeding, the value of such Options or SARs.
Without limitation, in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control (other than any such transaction in which the Company is the continuing corporation

ANNEX A FUELCELL ENERGY, INC. 2018 OMNIBUS INCENTIVE PLAN, AS AMENDED AND RESTATED
and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Administrator may substitute, on an equitable basis as the Administrator determines, for each Share then subject to an Award and the Shares subject to this Plan (if the Plan will continue in effect), the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction.
Notwithstanding the foregoing, in the case of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend) or subdivision or combination of the Shares (including a reverse stock split), if no action is taken by the Administrator, adjustments contemplated by this subsection that are proportionate shall nevertheless automatically be made as of the date of such stock dividend or subdivision or combination of the Shares.
(b)   Issuance or Assumption.   Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Administrator may authorize the issuance or assumption of awards under this Plan upon such terms and conditions as it may deem appropriate.
(c)   Effect of Change of Control.
(i)   Upon a Change of Control, if the successor or surviving corporation (or parent thereof) so agrees, then, without the consent of any Participant (or other person with rights in an Award), some or all outstanding Awards may be assumed, or replaced with the same type of award with similar terms and conditions, by the successor or surviving corporation (or parent thereof) in the Change of Control transaction. If applicable, each Award which is assumed by the successor or surviving corporation (or parent thereof) shall be appropriately adjusted, immediately after such Change of Control, to apply to the number and class of securities which would have been issuable to the Participant upon the consummation of such Change of Control had the Award been exercised, vested or earned immediately prior to such Change of Control, and such other appropriate adjustments in the terms and conditions of the Award shall be made. Upon the Participant’s termination of employment (A) by the successor or surviving corporation without Cause, (B) by reason of death or Disability, or (C) by the Participant for “good reason,” as defined in any employment, retention, change of control, severance or similar agreement between the Participant and the Company or any Affiliate, if any, in any case within twenty-four (24) months following the Change of Control, all of the Participant’s Awards that are in effect as of the date of such termination shall be vested in full or deemed earned in full (assuming target performance goals provided under such Award were met, if applicable) effective on the date of such termination.
(ii)   To the extent the purchaser, successor or surviving entity (or parent thereof) in the Change of Control transaction does not assume the Awards or issue replacement awards as provided in clause (i) (including, for the avoidance of doubt, by reason of Participant’s termination of employment in connection with the Change of Control), then immediately prior to the date of the Change of Control:
(A)   Each Option or SAR that is then held by a Participant who is employed by or in the service of the Company or an Affiliate shall become immediately and fully vested, and, unless otherwise determined by the Board or Administrator, all Options and SARs shall be cancelled on the date of the Change of Control in exchange for a cash payment equal to the excess of the Change of Control Price (as defined below) of the Shares covered by the Option or SAR that is so cancelled over the purchase or grant price of such Shares under the Award; provided, however, that all Options and SARs that have a purchase or grant price that is less than the Change of Control Price shall be cancelled for no consideration;
(B)   Restricted Stock, Restricted Stock Units and Deferred Stock Rights (that are not Performance Awards) that are not then vested shall vest;
(C)   All Performance Awards that are earned but not yet paid shall be paid, and all Performance Awards for which the performance period has not expired shall be cancelled in exchange for a cash payment equal to the amount that would have been due under such Award(s), valued at either (i) based on the level of achievement of the Performance Goals that had been met on the date immediately prior to the date of the Change in Control or (ii) assuming that the target Performance Goals had been met at the time of such Change of Control, but prorated based on the elapsed portion of the performance period as of the date of the Change of Control, whichever shall result in the greater amount.
(D)   All Dividend Equivalent Units that are not vested shall vest (to the same extent as the Award granted in tandem with the Dividend Equivalent Unit, if applicable) and be paid; and
(E)   All other Awards that are not vested shall vest and if an amount is payable under such vested Award, such amount shall be paid in cash based on the value of the Award.
“Change of Control Price” shall mean the per share price paid or deemed paid in the Change of Control transaction, as determined by the Administrator. For purposes of this clause (ii), if the value of an Award is based on the Fair Market Value of a Share, Fair Market Value shall be deemed to mean the Change of Control Price.

ANNEX A FUELCELL ENERGY, INC. 2018 OMNIBUS INCENTIVE PLAN, AS AMENDED AND RESTATED

(d)   Parachute Payment Limitation.
(i)   Except as may be set forth in a written agreement by and between the Company and the holder of an Award, in the event that the Company’s auditors determine that any payment or transfer by the Company under this Plan to or for the benefit of a Participant (a “Payment”) would be nondeductible by the Company for federal income tax purposes because of the provisions concerning “excess parachute payments” in Code Section 280G, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount; provided that the foregoing reduction in the Payments shall not apply if the After-Tax Value to the Participant of the Payments prior to reduction in accordance herewith is greater than the After-Tax Value to the Participant if the Payments are reduced in accordance herewith. For purposes of this Section 19(d), the “Reduced Amount” shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of Code Section 280G. For purposes of determining the After-Tax Value of the Payments, the Participant shall be deemed to pay federal income taxes and employment taxes at the highest marginal rate of federal income and employment taxation in the calendar year in which the Payments are to be made and state and local income taxes at the highest marginal rates of taxation in the state and locality of the Participant’s domicile for income tax purposes on the date the Payments are to be made, net of the maximum reduction in federal income taxes that may be obtained from deduction of such state and local taxes.
(ii)   If the Company’s auditors determine that any Payment would be nondeductible by the Company because of Code Section 280G, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount and the After-Tax Value. If the present value of all Payments must be reduced under paragraph (i) to the Reduced Amount, then any such payment or benefit shall be reduced or eliminated by applying the following principles, in order: (1) the payment or benefit with the higher ratio of the parachute payment value to present economic value (determined using reasonable actuarial assumptions) shall be reduced or eliminated before a payment or benefit with a lower ratio; (2) the payment or benefit with the later possible payment date shall be reduced or eliminated before a payment or benefit with an earlier payment date; and (3) cash payments shall be reduced prior to non-cash benefits; provided that if the foregoing order of reduction or elimination would violate Section 409A of the Code, then the reduction shall be made pro rata among the payment or benefits (on the basis of the relative present value of the parachute payments). For purposes of this Section 19(d), present value shall be determined in accordance with Code Section 280G(d)(4). All determinations made by the Company’s auditors under this Section 19(d) shall be binding upon the Company and the Participant and shall be made within sixty (60) days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under this Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under this Plan.
(iii)   As a result of uncertainty in the application of Code Section 280G at the time of an initial determination by the Company’s auditors hereunder, it is possible that Payments will have been made by the Company that should not have been made (an “Overpayment”) or that additional Payments that will not have been made by the Company could have been made (an “Underpayment”), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Company’s auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant that the auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in Code Section 7872(f)(2); provided that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount subject to taxation under Code Section 4999. In the event that the auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in Code Section 7872(f)(2).
(iv)   For purposes of this Section 19(d), the term “Company” shall include affiliated corporations to the extent determined by the Company’s auditors in accordance with Code Section 280G(d)(5).
(e)   Certain Modifications.   Notwithstanding anything contained in this Section 19, the Board may, in its sole and absolute discretion, amend, modify or rescind the provisions of this Section 19 if it determines that the operation of this Section 19 may prevent a transaction in which the Company, a Subsidiary or any Affiliate is a party from receiving desired tax treatment, including without limitation requiring that each Participant receive a replacement or substitute Award issued by the surviving or acquiring corporation.
20.   Miscellaneous.
(a)   Code Section 409A.   Any Award granted under this Plan shall be provided or made in such manner and at such time as complies with the applicable requirements of Code Section 409A to avoid a plan failure described in Code Section 409A(a)(1), including, without limitation, deferring payment to a specified employee or until a specified distribution event, as provided in Code Section 409A(a)(2), and the provisions of Code Section 409A are incorporated into this Plan to the extent necessary for any Award that is subject to Code Section 409A to comply therewith.
(b)   No Right to Employment.   The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director.

ANNEX A FUELCELL ENERGY, INC. 2018 OMNIBUS INCENTIVE PLAN, AS AMENDED AND RESTATED
(c)   No Fractional Shares.   No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Administrator may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.
(d)   Unfunded Plan; Awards Not Includable for Benefits Purposes.   This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors. Income recognized by a Participant pursuant to an Award shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) or group insurance or other benefit plans applicable to the Participant which are maintained by the Company or any Affiliate, except as may be provided under the terms of such plans or determined by resolution of the Board.
(e)   Requirements of Law and Securities Exchange.   The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges.
(f)   Governing Law; Venue.   This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the State of Delaware, without reference to any conflict of law principles. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any award agreement, may only be brought and determined in a court sitting in Fairfield County, CT.
(g)   Limitations on Actions.   Any legal action or proceeding with respect to this Plan, any Award or any award agreement, must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.
(h)   Construction.   Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Titles of sections are for general information only, and this Plan is not to be construed with reference to such titles. The title, label or characterization of an Award in an award agreement or in the Company’s public filings or other disclosures shall not be determinative as to which specific Award type is represented by the award agreement. Instead, the Administrator may determine which specific type(s) of Award(s) is (are) represented by any award agreement, at the time such Award is granted or at any time thereafter.
(i)   Severability.   If any provision of this Plan or any award agreement or any Award (a) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (b) would cause this Plan, any award agreement or any Award to violate or be disqualified under any law the Administrator deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Administrator, materially altering the intent of this Plan, award agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such award agreement and such Award will remain in full force and effect.

ONLINE ACCESS TO PROXY MATERIALS
To view this Proxy Statement and the Annual Report, visit
www.fuelcellenergy.com and click on the “Investors” tab on the top on the page or scan the following QR code.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FCEL2020**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E91480-P33418 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FUELCELL ENERGY, INC.

The Board of Directors recommends you vote FOR each of the nominees listed in Proposal 1 below and FOR each of the following proposals:

	For	Against	Abstain
1. Election of Directors			
Nominees:			
1a. James H. England	☐	☐	☐
1b. Jason Few	☐	☐	☐
1c. Chris Groobey	☐	☐	☐
1d. Matthew F. Hilzinger	☐	☐	☐
1e. Natica von Althann	☐	☐	☐
2. To ratify the selection of KPMG LLP as FuelCell Energy, Inc.'s independent registered public accounting firm for the fiscal year ending October 31, 2020	☐	☐	☐
3. To approve, on a non-binding advisory basis, the compensation of FuelCell Energy, Inc.'s named executive officers as set forth in the "Executive Compensation" section of the proxy statement	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.

E91481-P33418

FUELCELL ENERGY, INC.
PROXY FOR THE APRIL 9, 2020 ANNUAL MEETING OF STOCKHOLDERS
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jason Few and Jennifer D. Arasimowicz, and each of them, as proxies and attorneys-in-fact, with full power of substitution, to vote as directed on the reverse side all shares of Common Stock of FuelCell Energy, Inc. registered in the name of the undersigned, or which the undersigned may be entitled to vote, at the Annual Meeting of Stockholders to be held on Thursday, April 9, 2020, at 10:00 a.m. Eastern Daylight Time and at any adjournment or postponement thereof.

This proxy, when properly executed will be voted as directed, or if no direction is given, will be voted "FOR" each of the nominees listed in Proposal 1, "FOR" Proposals 2 through 5, and in the discretion of the proxies on any other matter that properly comes before the meeting or any adjournments or postponements thereof.

This proxy may be used by stockholders of record as of February 14, 2020.

Continued and to be signed on reverse side